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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FORCE PROTECTION, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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Force Protection, Inc.
1520 Old Trolley Road
Summerville, South Carolina 29485

March 25, 2011

Dear Shareholder:

        On behalf of your Board of Directors, I am pleased to invite you to attend the 2011 Annual Meeting of Shareholders of Force Protection, Inc. to be held on April 22, 2011, at 10:00 a.m. Eastern Time at the Embassy Suites Airport/Convention Center, 5055 International Boulevard, North Charleston, South Carolina 29418.

        At the meeting, management will review the Company's operations and discuss the financial statements for the year ended December 31, 2010, as well as our plans for the future. A question and answer session for shareholders will follow the management presentation.

        The attached Notice of Annual Meeting of Shareholders and Proxy Statement describe the business to be conducted at the meeting, including the election of directors, the "Say on Pay" and "Say When on Pay" advisory proposals, the ratification of the appointment of the Company's independent registered public accounting firm and the approval of amendments to the 2008 Stock Plan.

        Your vote is important. Even if you do not plan to attend the meeting in person, we hope you will vote by internet or telephone as described in the proxy voting instructions set forth in the enclosed Proxy Statement or by completing, signing and returning the enclosed proxy card.

        We look forward to seeing you at the meeting. Directions to the Embassy Suites Airport/Convention Center appear on the back cover of these materials.

Cordially,

Michael Moody
 Chairman of the Board, Chief Executive Officer
and President

Notice of Annual Meeting of Shareholders
Force Protection, Inc.

        The 2011 Annual Meeting of Shareholders of Force Protection, Inc. (the "Company") will be held on April 22, 2011 at 10:00 a.m. Eastern Time at the Embassy Suites Airport/Convention Center, 5055 International Boulevard, North Charleston, South Carolina 29418, to consider and take action with respect to the following matters:

  1.
  A proposal to elect three Class III directors to serve for a term of three years ending at the Annual Shareholders Meeting in 2014 and until their successors are duly elected and qualified;

  2.
  An advisory proposal on the Company's executive compensation for 2010 (the "Say on Pay" proposal);

  3
  An advisory proposal on the frequency of the Company's proposals on executive compensation (the "Say When on Pay" proposal);

  4.
  A proposal to ratify the Audit Committee's appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011;

  5.
  A proposal to approve amendments to the Company's 2008 Stock Plan; and

  6.
  Such other business as may properly be brought before the meeting or any adjournment thereof.

        This summary is qualified in its entirety by the detailed information contained within the enclosed Proxy Statement.

        The close of business on March 16, 2011 has been set as the Record Date for the determination of shareholders entitled to receive notice and to vote at the meeting or any adjournment thereof. The enclosed Proxy Statement is being mailed to those shareholders on or about March 25, 2011.

        Shareholders who do not expect to attend the meeting in person are requested to vote their shares over the internet, by telephone or by completing, signing and returning the enclosed proxy card as instructed.

By order of the Board of Directors,

John F. Wall, III
 Senior Vice President, Assistant General Counsel
and Corporate Secretary

i

ii

iii

Force Protection, Inc.
1520 Old Trolley Road
Summerville, South Carolina 29485

PROXY STATEMENT

        This Proxy Statement is furnished to you in connection with the solicitation of proxies by the board of directors ("Board of Directors" or "Board") of Force Protection, Inc. ("our," the "Company" or "Force Protection") to be used at the 2011 Annual Meeting of Shareholders ("Annual Meeting") to be held on April 22, 2011 at 10:00 a.m. Eastern Time at the Embassy Suites Airport/Convention Center, 5055 International Boulevard, North Charleston, South Carolina 29418. This Proxy Statement contains information about the items being voted on at the Annual Meeting and information about the Company.

        Notice of the meeting and notice of internet availability of the voting materials, which include this Proxy Statement and a proxy card, were mailed to shareholders on or about March 25, 2011. Our principal executive offices are located at 1520 Old Trolley Road, Summerville, South Carolina 29485. Our phone number is 843.574.7001.

        Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be
held Friday, April 22, 2011. The Proxy Statement and Annual Report on Form 10-K are
available at www.envisionreports.com/FRPT.

QUESTIONS AND ANSWERS ON THE ANNUAL MEETING

Who can vote at the Annual Meeting?

        Shareholders who were owners of common stock of the Company at the close of business on March 16, 2011 (the "Record Date") are entitled to receive notice of the Annual Meeting and may attend and vote at the meeting. If you were a shareholder of record on that date, you will be entitled to vote at the Annual Meeting, or any postponement or adjournment of the meeting, all of the shares that you held on the Record Date. Each share of common stock is entitled to one vote. As of the Record Date for the Annual Meeting, there were 70,573,916 shares of common stock of the Company outstanding and entitled to vote.

What may I vote on?

        Each shareholder is being asked to vote on:

  •
  The proposal to elect three nominees nominated by the Board to serve on the Company's Board of Directors to serve for a term of three years ending at the Annual Shareholders Meeting in 2014 and until their successors are duly elected and qualified;

  •
  The advisory proposal on the Company's 2010 executive compensation;

  •
  The advisory proposal on the frequency of the Company's executive compensation proposals;

  •
  The proposal to ratify the appointment of the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011; and

  •
  The proposal to approve amendments to the Company's 2008 Stock Plan.

How does the Board of Directors recommend I vote on the proposals?

        The Board of Directors recommends votes:

  •
  FOR the nominees for our Board of Directors;

  •
  FOR the approval of the Company's 2010 executive compensation advisory proposal;

  •
  FOR "One Year" as the frequency for future advisory proposals on executive compensation;

  •
  FOR the ratification of the appointment of the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011; and

  •
  FOR the approval of the amendments to the Company's 2008 Stock Plan.

How do I vote?

        Your vote is important. Because many shareholders cannot attend the Annual Meeting in person, it is necessary that shareholders be represented by proxy. Most shareholders have a choice of voting (1) over the internet, (2) using a toll-free telephone number, (3) by completing the proxy card and mailing it in the postage-prepaid envelope provided, or (4) in person by attending the Annual Meeting. Please refer to your proxy card or the information forwarded by your bank, broker or other nominee through which you hold your shares to determine which method of voting is available to you.

You may vote over the internet or by telephone.

        If you are a shareholder of record as of the Record Date, you may vote via the internet or telephone by following the instructions set forth on your proxy card mailed with this Proxy Statement. The deadline for voting electronically or by telephone is 6:00 a.m. Eastern Time on April 22, 2011.

        Internet and telephone voting procedures are designed to authenticate each shareholder by use of a control number which can be found on your proxy card and to allow you to confirm that your instructions have been properly recorded. Please be aware that if you vote over the internet or by telephone you may incur costs such as telephone and internet access charges for which you will be responsible.

        If your shares are held in "street name," please check your proxy card or contact your bank, broker or other nominee to determine whether you will be able to vote electronically or by telephone. Holding shares in "street name" means you hold shares through a bank, broker or other nominee and they are not held in your individual name.

You may vote by mail.

        You may vote by mail by completing and properly signing your proxy card and mailing it in the enclosed postage-prepaid envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you have instructed. If you do not mark your voting instructions on the proxy card, your shares will be voted as our Board of Directors recommends.

You may vote in person at the Annual Meeting.

        Written ballots will be available to any shareholder who wants to vote in person at the Annual Meeting. However, if you hold your shares in "street name," you must request a proxy from your bank, broker or other nominee in order to cast your votes at the Annual Meeting.

        If matters other than those outlined in this Proxy Statement are properly presented for consideration at the Annual Meeting, including consideration of a motion to adjourn the Annual Meeting to another time or place, the persons named as proxies and acting thereunder will have discretion to vote the matters according to their judgment to the same extent as the person delivering the proxy would be entitled to vote. As of the date that this Proxy Statement was printed, the Company did not anticipate that any other matters would be raised at the Annual Meeting.

What does it mean if I receive more than one proxy card?

        It means that you have multiple accounts listed with the Company's stock transfer agent. If you received a proxy card, the shares on your proxy card or cards are all of the shares of common stock registered in that name with our stock transfer agent on the Record Date. If you have shares registered in the name of a bank, broker or other nominee, they will not appear on your proxy card and your bank, broker or other nominee will send you instructions on how to vote.

How do I vote shares held by a broker or bank?

        If a bank, broker or other nominee holds shares of common stock for your benefit, and the shares are not in your name on the stock transfer agent's records, then you are considered a "beneficial owner" of those shares. If your shares are held this way, sometimes referred to as being held in "street name," your bank, broker or other nominee will send you instructions on how to vote. If you have not heard from the bank, broker or other nominee who holds your shares, please contact them as soon as possible.

How will my proxy be voted?

        If you sign and return your proxy card without instructions as to how it is to be voted, the proxy holders identified on the proxy card will vote your shares as follows:

  •
  FOR the nominees for the Company's Board of Directors;

  •
  FOR the approval of the Company's 2010 executive compensation advisory proposal;

  •
  FOR "One Year" as the frequency for future advisory proposals on executive compensation;

  •
  FOR the ratification of the appointment of the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011; and

  •
  FOR the approval of the amendments to the Company's 2008 Stock Plan.

        If you indicate voting instructions on your proxy card, the proxy holders will follow your instructions in casting all votes.

How are shares held by a broker voted?

        The Company is listed on the Nasdaq Capital Market ("Nasdaq"), which has rules that govern brokers who have record ownership of listed common stock held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters ("discretionary matters"), but do not have discretion to vote uninstructed shares as to certain other matters ("non-discretionary matters"). A broker may return a proxy card on behalf of a beneficial owner from whom the broker has not received instructions that casts a vote with regard to discretionary matters, but expressly states that the broker is not voting as to non-discretionary matters. The broker's inability to vote with respect to the non-discretionary matters is referred to as a "broker non-vote." Broker non-votes will be counted for the purpose of determining the presence of a quorum. However, broker non-votes will not be considered in determining the number of votes cast in connection with non-discretionary items.

        If you hold your shares in "street name," we encourage you to contact your broker with your voting instructions as soon as possible. The election of directors (Proposal One), the advisory proposals regarding executive compensation (Proposal Two) and frequency of executive compensation (Proposal Three), and the proposal to approve the amendments to the 2008 Stock Plan (Proposal Five) are each considered a non-discretionary matter, and as a result, your broker does not have the ability to vote on your behalf, and no vote will be cast for your shares for these matters unless you provide your broker with voting instructions. A broker non-vote will have no effect on the election of directors (Proposal One) because the Company's directors are elected by a plurality standard. Because the advisory proposals (Proposals Two and Three) and the proposal to approve the amendments to the 2008 Stock Plan (Proposal Five) require that the votes cast in favor of the proposal exceeds the votes cast against, broker non-votes will have no effect on these proposals.

        The ratification of the appointment of the Company's independent registered public accounting firm (Proposal Four) is considered a discretionary matter, and your broker may cast a vote on this matter on your behalf if you fail to provide voting instructions to your broker.

        An abstention is counted as present and entitled to vote for purposes of determining a quorum. An abstention will have no effect on the election of directors (Proposal One) or the advisory proposal on the frequency of the executive compensation advisory proposals (Proposal Three). In addition, abstentions will have no effect on the advisory proposal regarding executive compensation (Proposal Two), the ratification of the appointment of the Company's independent registered public accounting firm (Proposal Four) and the proposal to approve the amendments to the 2008 Stock Plan (Proposal Five) because these proposals require that the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal in order for the proposal to be approved.

Who counts the votes?

        Representatives of our stock transfer agent, Computershare Trust Company, NA, will tabulate and certify the votes and act as the independent inspector of election. The Company's inspector of election will tabulate the votes cast at the meeting, together with the votes cast by proxy, whether in person, over the internet or by telephone.

May I change my vote?

        Yes. You may revoke your proxy at any time before the Annual Meeting by submitting (i) a second, later-dated proxy card and returning it before the polls close at the Annual Meeting, (ii) a later-dated internet or telephone vote, or (iii) by attending the Annual Meeting and giving notice of revocation in person.

        If you are mailing a written notice of revocation or a later-dated proxy card, send it to the Corporate Secretary of Force Protection, Inc., 1520 Old Trolley Road, Summerville, South Carolina 29485. You may also hand-deliver a written notice of revocation or a later-dated proxy card to the Company at the Annual Meeting, during or before the taking of any vote.

        If you hold your shares through a bank, broker or other nominee and have instructed the bank, broker or other nominee as to how to vote your shares, you must follow directions received from such bank, broker or other nominee in order to change your vote or to vote at the Annual Meeting.

What constitutes a "quorum" for the Annual Meeting?

        A quorum is necessary to hold a valid Annual Meeting of Shareholders. One third, or 33 1/3%, of the outstanding shares entitled to vote on a matter, present or represented by proxy, constitutes a "quorum." If you vote (including by internet, telephone and proxy card), your shares voted will count towards the "quorum" of the Annual Meeting. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining whether a quorum exists. A "broker non-vote" occurs when a broker or nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker or nominee does not have a discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

What is the appropriate conduct for the Annual Meeting?

        To ensure that the Annual Meeting is conducted in an orderly fashion and that the shareholders wishing to speak at the meeting have a fair opportunity to speak, the Company will have certain guidelines and rules for the conduct of the meeting, which will be explained at the meeting.

What vote is necessary to pass the items of business at the Annual Meeting?

Election of Directors.

        The three director nominees receiving the highest number of votes for election will be elected. If you vote, your shares will be voted for election of the director nominees unless you give instructions to "withhold" your vote for the director nominee. Withheld votes will not influence election results. If your shares are held in "street name" through a broker, your broker is not permitted to exercise voting discretion with respect to the election of directors. As a result, if you do not give your broker specific instructions with respect to the election of directors, your shares will not be voted and will not be counted in determining the election of directors. Abstentions are not recognized with respect to the election of directors.

Advisory Proposal on Executive Compensation.

        The advisory proposal on our executive compensation requires the number of votes cast in favor of the proposal to exceed the number of votes cast in opposition to the proposal. If your shares are held in "street name" through a broker, your broker is not permitted to exercise voting discretion with respect to the advisory proposals. If you do not give your broker specific instructions with respect to this advisory proposal, your shares will not be voted and will not be counted, and as a result, your shares will have no effect on this proposal. A broker non-vote and an abstention will have no effect on the advisory proposal on executive compensation.

Advisory Proposal on the Frequency of Executive Compensation Proposals.

        The advisory proposal on the frequency of our executive compensation advisory proposals will be determined by the frequency (every one, two or three years) that receives the highest number of votes from our shareholders. If your shares are held in "street name" through a broker, your broker is not permitted to exercise voting discretion with respect to the advisory proposals. If you do not give your broker specific instructions with respect to the advisory proposals, your shares will not be voted and will not be counted with respect to these proposals. As a result, a broker non-vote and an abstention will have no effect on the advisory proposal on the frequency of the executive compensation advisory proposal.

Ratification of Appointment of Independent Registered Public Accounting Firm.

        The appointment of Grant Thornton LLP as the Company's independent registered public accounting firm will be ratified if the number of votes cast in favor of the ratification of the appointment exceed the number of votes cast against it. Abstentions will not act as a vote against the ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm. Broker non-votes are not recognized as to the ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm.

Approval of the Amendments to the Force Protection, Inc. 2008 Stock Plan.

        The approval of the Amended and Restated Force Protection, Inc. 2008 Stock Plan ("A/R 2008 Stock Plan") will require that the number of votes cast in favor of the A/R 2008 Stock Plan exceed the number of votes cast against it. If you do not give your broker specific instructions with respect to this proposal, your shares will not be voted and will not be counted, and as a result, your shares will have no effect on this proposal. Abstentions will have no effect on the proposal to approve the A/R 2008 Stock Plan.

How will voting on any other business be conducted?

        As of the date that this Proxy Statement was printed, the Company was not aware of any business or proposals to be considered at the Annual Meeting other than the items described in this Proxy Statement. If any other business is properly proposed, and the chairman of the Annual Meeting permits it to be presented at the Annual Meeting, the signed proxies received from you and other shareholders give the persons voting the proxies the authority to vote on the matter according to their judgment to the same extent as you or such other shareholders would be entitled to vote on such matters.

When are shareholder proposals for the 2012 Annual Meeting due?

        Our 2012 Annual Meeting of Shareholders is expected to be held on Friday, April 20, 2012 ("2012 Annual Meeting"). Any shareholder who intends to present a proposal or a director nominee at the 2012 Annual Meeting must deliver the proposal in writing or in person to the Corporate Secretary of Force Protection, Inc., 1520 Old Trolley Road, Summerville, South Carolina 29485, on or after October 22, 2011, but no later than December 22, 2011, pursuant to our Second Amended and Restated Bylaws ("Bylaws"). To be considered adequate, the notice must contain specified information about the matter to be presented at the meeting and the shareholder proposing the matter, as specified in our Bylaws.

        Pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), shareholders who wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2012 Annual Meeting must submit their proposal no later than November 26, 2011, or if the date of the 2012 Annual Meeting is changed by more than 30 days, then no later than a reasonable time before we begin to print and send the proxy materials. A proposal received after November 26, 2011 will be considered untimely and will not be entitled to be included in the proxy materials. See "Shareholder Proposals and Director Nominations for our 2012 Annual Meeting" on page 82 of this Proxy Statement for additional information.

What are the costs of this proxy solicitation?

        In addition to using the mail, our directors, officers, employees and agents may solicit proxies by personal interview, telephone, telegram or otherwise, although they will not be paid any additional compensation. The Company will bear all expenses of solicitation. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in connection with forwarding the Company's Annual Meeting materials to you because they hold title to your common stock.

May I inspect the shareholder list?

        For a period commencing the earlier of two days after this Proxy Statement is mailed to shareholders or ten days prior to the Annual Meeting, a list of shareholders registered on the books of our stock transfer agent as of the Record Date will be available for examination by registered shareholders during normal business hours at the Company's principal offices at 1520 Old Trolley Road, Summerville, South Carolina 29485, provided the examination is for a purpose germane to the Annual Meeting.

How can I get materials for the Annual Meeting?

        This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about March 25, 2011. Each registered and beneficial owner of common stock on the Record Date, including Company employees, should receive a copy of the Company's Annual Report on

Form 10-K for the fiscal year ended 2010, including consolidated financial statements (the "Annual Report"), with this Proxy Statement.

        In addition, a copy of the Company's Annual Report is available to each shareholder without charge on the Securities and Exchange Commission's website at www.sec.gov and upon written request sent to Investor Relations, Force Protection, Inc., 1520 Old Trolley Road, Summerville, South Carolina 29485.

 Are the proxy materials and Annual Report available electronically?

        This Proxy Statement and the Annual Report are available at www.envisionreports.com/FRPT and on the Company's website at www.forceprotection.net.

        Registered shareholders can elect to view future proxy statements and annual reports over the internet instead of receiving paper copies in the mail. You can choose this option and save the Company the cost of producing these documents by completing the relevant portion of your proxy card or by following the instructions provided when voting on the internet or by telephone.

        After electing to view future proxy statements and annual reports over the internet, you will receive a card in the mail with instructions containing the internet address of those materials. Your choice will remain in effect until you call (866) 641-4276, write Computershare, 250 Royall Street, Canton, MA 02021, email investorvote@computershare.com, or contact the Company in writing at: Corporate Secretary, Force Protection, Inc., 1520 Old Trolley Road, Summerville, South Carolina 29485, or by sending an email message to: investorrelations@forceprotection.net.

        If you hold our common stock through a bank, broker or other nominee, please refer to the information provided by your bank, broker or other nominee regarding the availability of electronic delivery.

How can I reach the Company to request materials or information referred to in these Questions and Answers?

        You may reach us by mail addressed to:

  Corporate Secretary
  Force Protection, Inc.
  1520 Old Trolley Road
  Summerville, South Carolina 29485

  or by calling 843.574.3900, or by sending a message to:
   investorrelations@forceprotection.net.

PROPOSAL ONE: ELECTION OF DIRECTORS

        Our Board of Directors is currently comprised of nine directors. Pursuant to our Amended Articles of Incorporation and Bylaws, our Board is divided into three classes, with one class of directors elected each year at the Annual Meeting for a three-year term of office.

Director Nominees

        Upon the recommendation of our Governance Committee, our Board of Directors has nominated incumbent Class III directors John S. Day and John W. Paxton, Sr. and Thomas A. Corcoran, a newly-appointed Class III director, for election to a three-year term expiring at the Annual Meeting in 2014. Mr. Corcoran was appointed by the Board of Directors as a member of the Board of Directors on March 14, 2011, upon the recommendation of the Governance Committee. The Governance Committee selected Mr. Corcoran after conducting a director search. In conducting the director search, the Governance Committee employed Korn/Ferry International, an executive recruitment firm. Korn/Ferry assisted with the director search process by consulting with the Governance Committee, conducting an assessment of the then-current Board's skills and identifying recruitment criteria, conducting a search for candidates and administering the selection process.

        Each of the Class III nominees, if elected as a director, is expected to continue in office until his respective term expires or until his earlier death, resignation or retirement. Our Board of Directors has no reason to believe that the nominees will not serve if elected. If the nominees are unavailable for election at the time of the Annual Meeting, the Company representatives named on the proxy card will vote for another nominee proposed by our Board of Directors or, as an alternative, our Board of Directors may reduce the number of positions on our Board.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTOR NOMINEES.

 Information about Board Nominees and Continuing Directors

        Set forth below is the personal and business experience information for each of the nominees for election to our Board of Directors and for each of the current members of our Board who will continue to serve as our directors until their next election. The nominees have consented to being nominated as directors and have agreed to serve if elected. All of the nominees are currently directors.

        Each nominee and current Board member brings a strong and unique background and set of skills to the Board of Directors, giving the Board as a whole competence and experience in a wide variety of areas, including corporate governance and board service, executive management, military background, accounting and finance, risk assessment, manufacturing and government. Below each description of the director's background, we provide a discussion of the specific skills that qualify each of our current directors and director nominees to serve as a director or to be nominated for re-election.

Board Nominees

Class III

John S. Day Director since—September 2007 Committees—Audit Committee (Chairman) and Compensation Committee Age: 62 Expiration of term, if elected—2014 (Class III)

Background: Mr. Day has been a director of Force Protection, Inc. since September 2007 and serves as chairman of the Audit Committee. Mr. Day has over 30 years of experience in the accounting profession serving a broad range of publicly- and privately-owned clients. Mr. Day currently serves on the boards of: Invesco Mortgage Capital, Inc., a NYSE-listed company, where he is chairman of the audit committee; Lenbrook Square Foundation, Inc., a non-profit organization, where is chairman of the governance committee; and Edens & Avant Investments Limited Partnership, a developer, owner and operator of community-oriented retail shopping centers, where he is chairman of the audit committee. Mr. Day joined Deloitte & Touche LLP in Atlanta in 2002 and served as a director until retiring in 2005. Mr. Day joined Arthur Andersen LLP in 1976 and was admitted as an audit partner in 1986. Mr. Day holds a Bachelor of Arts in economics from the University of North Carolina and a Master of Business Administration from Harvard Graduate School of Business.

Director Qualifications and Skills: Mr. Day, as a former partner of Arthur Anderson LLP and then a director at Deloitte & Touche LLP, brings extensive experience in auditing, finance and accounting, corporate governance and internal controls in particular with respect to public companies, and he is designated as the "financial expert" on the Audit Committee.

John W. Paxton, Sr. Director since—February 2008 Committees—Audit Committee and Governance Committee (Chairman) Age: 74 Expiration of term, if elected—2014 (Class III)

Background: Mr. Paxton has been a director of Force Protection, Inc. since February 2008 and serves as chairman of the Governance Committee. He has over 30 years of experience in the aerospace, wireless voice and data, logistics and manufacturing industries. Currently, Mr. Paxton serves as chairman of Intellicheck/Mobilisa, Inc., a publicly-held provider of wireless internet solutions to the Department of Defense. From 2005 to 2008, Mr. Paxton was the chairman, president and chief executive officer, as well as co-investor, of Pro Mach, Inc., an integrated packaging solutions provider. From 1998 to 2002, Mr. Paxton was the chairman and chief executive officer of Telxon Corporation, as well as served on the board of directors of TransDigm, Inc., a supplier of proprietary aerospace components used in commercial and military aircraft. From 1995 to 1998, Mr. Paxton was chairman of Odyssey Manufacturing Technologies, an affiliate of Odyssey Investment Partners. From 1991 to 1995, Mr. Paxton was executive vice president and chief operating officer of Litton Industries. Mr. Paxton served in the U.S. Navy from 1955 to 1963. Mr. Paxton is a guest lecturer at the Massachusetts Institute of Technology's Sloan School of Management and a fellow at Seattle Pacific University, where he also served as an adjunct professor. Mr. Paxton holds a Bachelor of Science and Master of Science in business administration from LaSalle University and is a registered professional engineer.

Director Qualifications and Skills: Mr. Paxton, as a professional engineer with over 30 years of experience in the aerospace, wireless voice and data, logistics and manufacturing industries, brings significant expertise in the technical and operational aspects of the Company.

Thomas A. Corcoran Director since—March 2011 Age: 66 Expiration of term, if elected—2014 (Class III)

Background: Mr. Corcoran was appointed as a director of Force Protection, Inc. on March 14, 2011. He has over 40 years of collective experience in aerospace-related industries. Mr. Corcoran currently serves as a director with three U.S. publicly listed companies: L-3 Communications Holdings, Inc., GenCorp, Inc. and LaBarge, Inc. Mr. Corcoran is also a director with Aer Lingus, Ltd. based in Dublin, Ireland. He was a director of Serco, Ltd. based in Surry, United Kingdom from 2007 to 2010 and REMEC, Inc. from 1997 to 2010. Since 2001, Mr. Corcoran has been a senior advisor of The Carlyle Group, a private equity investment firm, and the President of Corcoran Enterprises, LLC, a management consulting company. From 2001 to 2004, Mr. Corcoran was the president and chief executive officer of Gemini Air Cargo, Inc., a cargo airline owned by The Carlyle Group. From 1999 to 2000, Mr. Corcoran was president and CEO of Allegheny Teledyne Incorporated. From 1983 to 1999, Mr. Corcoran was president and chief operating officer of Lockheed Martin's Electronics and Space Sectors. Mr. Corcoran began his career in 1967 at General Electric Company, and rose to the position of vice president and general manager of G.E. Aerospace Operations. Mr. Corcoran serves as a director of American Ireland Fund, is on the board of trustees of Stevens Institute of Technology and is a trustee emeritus at Worcester Polytechnic Institute. Mr. Corcoran holds a Bachelor of Science in chemical and mechanical engineering, as well as a Ph.D. (honorary) from Stevens Institute of Technology.

Director Qualifications and Skills: Mr. Corcoran brings considerable industry knowledge gained from extensive experience as a senior executive in the aerospace industry, as well as significant public company board experience, including service as a director of a Fortune 500 company.

Continuing Directors

Class I

Major General Jack A. Davis, USMC (Ret.) Director since—March 2006 Committees—Compensation Committee and Governance Committee Age: 64 Expiration of term—2012 (Class I)

Background: MajGen. Davis has been a director of Force Protection, Inc. since March 2006 and has a diverse background of senior-level management and leadership positions in business, law enforcement and the military. With over 40 years of experience, he is highly regarded in each of these fields. MajGen. Davis served in the U.S. Marine Corps, both active duty and reserve, from 1968 to 2005 where he held the rank of Major General. MajGen. Davis' career included command at every level from platoon to division in addition to numerous staff assignments. MajGen. Davis attended several high-level schools both domestically and internationally. MajGen. Davis' law enforcement career included both federal and state agencies where he retired in 1999 with 30 years of distinguished service. MajGen. Davis is also the founder of J.A. Davis and Associates, a security and leadership training company. In addition to his service with Force Protection, MajGen. Davis currently serves on the board of directors of one privately-held company and the boards of advisors of three mutually-held companies. MajGen. Davis holds undergraduate and masters degrees from Indiana State University and a Master of Urban Administration from the University of North Carolina, Charlotte.

Director Qualifications and Skills: MajGen. Davis brings significant experience in management and leadership positions in business, law enforcement and the military, as well as experience in both active and reserve duty with the U.S. Marine Corps.

B. Herbert Ellis Director since—April 6, 2009 Committees—Compensation Committee and Governance Committee Age: 73 Expiration of term—2012 (Class I)

Background: Mr. Ellis has been a director of Force Protection, Inc. since April 2009 and has over 20 years of experience in the U.S. Army and in business. Mr. Ellis served as a Colonel, Field Artillery with Research and Development Specialty for the U.S. Army, from 1963 to 1984, including two combat tours of duty in Vietnam with both command and staff positions. Since 2008, Mr. Ellis has served as the president and chief executive officer of BHE, LLC, a consulting firm that supports manufacturing companies. From 2000 to 2008, he served as the president and chief executive officer of Charleston Marine Containers, Inc., a primary producer of modular containers for the U.S. Army, purchased via the U.S. Army Tank, Automotive and Armaments Command (TACOM) contracts. From 1993 to 2000, he served as the president and chief executive officer of Barnes & Reinecke, Inc., a major automotive and weapons systems technical support contractor for the TACOM program, and from 1984 to 1993 he acted as the vice president and general manager of Electro-Optical Division of Contraves, USA. Mr. Ellis holds a Bachelor of Arts in engineering from the United States Military Academy, a Master of Science in Nuclear Physics from the University of Alabama, and he attended the Industrial College of the Armed Forces and the U.S. Army Command and General Staff College.

Director Qualifications and Skills: Mr. Ellis brings significant experience from both the U.S. Army and in private business and manufacturing companies, thus providing operational expertise and leadership experience.

Kenneth A. Merlau Director since—April 6, 2009 Committees—Audit Committee and Compensation Committee (Chairman) Age: 65 Expiration of term—2012 (Class I)

Background: Mr. Merlau has been a director of Force Protection, Inc. since April 2009 and serves as chairman of the Compensation Committee. He has extensive experience as an executive, operator and consultant in a wide range of businesses. Presently, Mr. Merlau serves as: chairman and principal stockholder of Design House, Inc., a distributor of home building materials; chairman of SteelCloud Inc., a developer of mobility computing appliance solutions; and chairman of Clipper Development Company, a business advisory service for owned and invested companies and a strategic and operations consultant to emerging private companies. Mr. Merlau also acted as the chairman and majority shareholder of QuickSet International, Inc., a company focused on ruggedized surveillance and sensor products for the military and Homeland Security markets, from 1989 to 2007. Mr. Merlau has extensive acquisition and integration experience. From 1980 to 2000, Mr. Merlau has been associated with numerous businesses as owner or board member, including: Tamms Industries, Inc., Transo Envelopes LLC, the Isaac Group, the Peltz Group, Inc., and Metal Management, Inc. From 1970 to 1980, he served as a management consultant for Touche Ross & Co. (now Deloitte & Touche), where he was elected as a partner in 1977. Mr. Merlau is a member of the board of Northside Community Bank and Christ the King Jesuit College Preparatory High School. Mr. Merlau holds a Bachelor of Science from Purdue University and a Master of Business Administration from the University of Chicago Graduate School of Business.

Director Qualifications and Skills: Mr. Merlau has an extensive background in a variety of businesses and has served as an operational and strategic business consultant, and has acquisition and integration experience.

 Class II

Michael Moody Director since September 2006 Committees—None Chairman, Board of Directors Age: 64 Expiration of term—2013 (Class II)

Background: Mr. Moody was appointed President of Force Protection, Inc. in September 2007, Interim Chief Executive Officer on February 1, 2008 and Chief Executive Officer on February 29, 2008. Mr. Moody has more than 30 years of senior management experience in operational management, reorganizations, acquisitions and business transformations. From 2005 to 2007, he provided business and financial advisory services to privately-held businesses. Mr. Moody was the chief operating officer at the London American General Agency and senior vice president of corporate development for Magna Carta Companies, a mutual insurance company, where he also served on the board of directors. Mr. Moody received the designation of Certified Practicing Accountant (Australia) and became an associate with the Australian Society of Accountants. Mr. Moody holds a Bachelor of Arts in economics from Macquarie University in Sydney, Australia.

Director Qualifications and Skills: Mr. Moody has served as a director since September 2006 and as our Chairman and Chief Executive Officer since February 2008, thus bringing historical and operational knowledge of Force Protection. He has more than 30 years of experience in operational management, reorganizations and acquisitions and has undertaken many business transformations in the roles of chief operating officer or president of domestic and international companies, bringing the necessary leadership to the Company during a time of transformation of the business.

Lieutenant General Roger G. Thompson, Jr., USA (Ret.)

Director since—December 2006
Lead Director since—January 2008
Committees—Audit Committee, Compensation Committee, and Governance Committee
Age: 66
Expiration of term—2013 (Class II)

Background: LTG Thompson has been a director of Force Protection, Inc. since December 2006 and serves as the lead independent director and chair of the non-management executive session. LTG Thompson is a veteran with 34 years of active military duty. He has served in the highest leadership positions in the United States Army and joint transportation operations, management and procurement. He was the United States Army's Director for the Budget and served in a number of other financial management positions, as well as serving in key leadership positions in logistics and field artillery. He currently provides executive leadership in the United States Army, where he oversees several symposia, defense exhibitions and overseas tradeshows in addition to leading the Association of the United States Army's ("AUSA") worldwide chapter operations. LTG Thompson completed his military career as the Deputy Commander in Chief, United States Transportation Command. In this position, he was responsible for the daily operations supporting all military and commercial transportation for the entire Department of Defense. LTG Thompson holds a Bachelor of Science from the United States Military Academy, a Master of Business Administration from Syracuse University and a Master's degree in national security and strategic studies from the Naval War College. He is a graduate of the Army's Command and General Staff College and the Naval War College.

Director Qualifications and Skills: LTG Thompson is a veteran with 34 years of active military duty, including experience with field artillery, procurement and transportation units, bringing significant background, industry and procurement experience. He also currently provides executive leadership to the AUSA, where he oversees the defense exhibition and overseas trade shows.

Lynn Brubaker Director since—March 2011 Age: 53 Expiration of term—2013 (Class II)

Background: Ms. Brubaker was appointed as a director of Force Protection, Inc. on March 14, 2011. She has over 30 years of experience in the aviation and aerospace industries. Ms. Brubaker currently serves on the board of directors of Hexcel, a $1.2 billion NYSE-listed multi-national company that is a leader in advance materials and technology and FARO Technologies, a multi-national high technology company that is the world leader in portable computer-aided measurement and imaging innovations. Ms. Brubaker also currently serves on the board of directors of The Nordam Group, the largest private aerospace company in high technology manufacturing and repair. She serves as chairman of the board of Flight Safety Foundation. From 1999 until June 2005, Ms. Brubaker was vice president/general manager—Commercial Aerospace for Honeywell International, with a primary focus on global business strategies and customer operations. From 1997 to 1999, Ms. Brubaker was vice president Americas for Honeywell, and from 1995 to 1997, prior to AlliedSignal's merger with Honeywell, she was vice president, marketing, sales and support operations for AlliedSignal. Prior to joining AlliedSignal, Ms. Brubaker held a variety of management positions with McDonnell Douglas, Republic (predecessor to Northwest Airlines) and Comair. Ms. Brubaker holds a Master of Business Administration from UCLA.

Director Qualifications and Skills: Ms. Brubaker, with more than 30 years of experience in the aviation and aerospace industries, brings extensive knowledge in executive development, portfolio strategy, growth management and international compliance, as well significant expertise in public company-related matters.

Director Qualifications and Policies Governing Director Nominees

        Our Governance Committee conducts searches for individuals qualified to become members of our Board of Directors and recommends to our Board nominees for election. The Governance Committee reviews the composition of the Board as a whole and recommends to the Board, if necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of independent directors required by the Nasdaq Stock Market and other applicable laws and regulations. The Governance Committee is responsible for ensuring that the composition of the Board of Directors accurately reflects the needs of our business and, in accordance with the foregoing, proposing the addition of members for purposes of obtaining the appropriate members and skills.

        In recommending candidates for election to our Board of Directors, the Governance Committee considers nominees recommended by directors, officers, employees, shareholders and others, using the same criteria to evaluate all candidates. Generally, the Governance Committee will consider various criteria in deciding whether to make a recommendation. These criteria include an expectation that directors have substantial accomplishments in their professional backgrounds, are able to make independent, analytical inquiries and exhibit sound judgment. Director candidates should possess the highest personal and professional ethics, honesty, integrity and values; be committed to promoting the long-term interests of our shareholders; and be able and willing to devote the time necessary to carry out their duties and responsibilities as members of our Board of Directors. While the Governance Committee and the Board do not have a specific policy with respect to the diversity of its directors, consideration is given to having a diversity of background, experience, skill and perspective among the directors, and that the directors represent a range of differing professional positions, including public and private companies, industry sectors and expertise. In addition, if directors will be serving on a standing committee of the Board, they must meet our standards for independence and be free from potential conflicts of interest.

        To fulfill its responsibility to recruit and recommend to the full Board of Directors nominees for election as directors, the Governance Committee reviews the composition of the Board to determine the qualifications and areas of expertise needed to further enhance the composition of the Board and works to attract candidates with those qualifications. In evaluating a director candidate, the Governance Committee seeks to have a balanced and collegial Board whose members have the diverse set of skills and backgrounds necessary to ensure that we maximize stockholder value in a manner consistent with legal requirements and the highest ethical standards. The criteria include: (a) relevant and substantial professional experience and expertise (including prior government service and business, financial and technical expertise) to be able to offer advice and guidance to senior management and contribute in a meaningful way to the deliberative process of the Board; (b) sufficient time available to devote to carrying out their duties and responsibilities effectively, and should be committed to serve on the Board for an extended period of time; (c) a reputation for the highest personal and professional ethics, integrity and values; (d) chosen without regard to gender, race, religion, age, sexual orientation or national origin; and (e) independence. Under the Company's Corporate Governance Guidelines, the Governance Committee, after considering all the facts and circumstances, may grant waivers with respect to limitations on other board service. In addition, the

Governance Committee carefully considers any potential conflicts of interest that may preclude a nominee from being considered an independent director.

        Upon selection of a qualified candidate, the Governance Committee recommends the candidate for consideration by our full Board of Directors. The Board's recommendation to shareholders is based on its determination using advice and information supplied by the Governance Committee as to the suitability of nominees. The Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.

        Our Governance Committee did not receive any shareholder nominations for the election of directors at this year's meeting. With respect to the nominees for Class III directors standing for election at the 2011 Annual Meeting: Messrs. Day and Paxton were most recently re-elected as Class III directors at the 2008 Annual Meeting of Shareholders; and Mr. Corcoran was appointed by the Board on March 14, 2011 to fill a newly created vacancy.

        Our Board of Directors will consider all shareholder recommendations for candidates for the Board, which should be sent to the Board of Directors, c/o Corporate Secretary, Force Protection, Inc., 1520 Old Trolley Road, Summerville, South Carolina 29485. When submitting candidates for nomination to be elected at the Company's Annual Meeting of Shareholders, shareholders must follow the notice procedures, which are described under the heading "Shareholder Proposals and Director Nominations for our 2012 Annual Meeting."

Executive Officers

        The following table sets forth certain information about our executive officers as of March 15, 2011.

Name	Age	Position
Michael Moody	64	Chairman of the Board, Chief Executive Officer and President
Charles A. Mathis.	51	Chief Financial Officer
Phillip Randall Hutcherson	57	Chief Operating Officer

        Michael Moody.    Mr. Moody was appointed President of Force Protection, Inc. in September 2007, the Interim Chief Executive Officer on February 1, 2008 and the Chief Executive Officer on February 29, 2008. Mr. Moody has more than 30 years of senior management experience in operational management, reorganizations, acquisitions and business transformations. From 2005 to 2007, he provided business and financial advisory services to privately held businesses. Mr. Moody was the chief operating officer at the London American General Agency and senior vice president of corporate development for Magna Carta Companies, a mutual insurance company, where he also served on the board of directors. Mr. Moody received the designation of Certified Practicing Accountant (Australia) and became an associate with the Australian Society of Accountants. Mr. Moody holds a Bachelor of Arts in economics from Macquarie University in Sydney, Australia.

        Charles A. Mathis.    Mr. Mathis joined Force Protection, Inc. in June 2008 as Executive Vice President—Finance and was appointed Chief Financial Officer effective October 1, 2008. Mr. Mathis has over 20 years of experience in strategic finance and accounting for a number of manufacturing companies, including two major defense contractors. Prior to joining Force Protection, Mr. Mathis was chief financial officer of EFW, Inc., a U.S. segment of Elbit Systems Ltd., a public Israeli defense conglomerate. At Elbit, Mr. Mathis was responsible for all areas of finance, contract accounting, government compliance, Sarbanes Oxley compliance, tax and the development of joint venture agreements. Prior to Elbit, Mr. Mathis was vice president, finance and IT, with Fairbank Morse Engine, a supplier of medium-speed diesel engines to the U.S. Navy and the engine segment of EnPro Industries. Mr. Mathis completed his undergraduate studies at Wake Forest University and received his Master of Business Administration from the University of Chicago Graduate School of Business. Mr. Mathis served as a Lieutenant in the U.S. Marine Corps and is a certified public accountant.

        Phillip Randall Hutcherson.    Mr. Hutcherson joined Force Protection as Executive Vice President, Programs, Global Sales and Business Development in April 2009 and was promoted to Chief Operating Officer in February 2010. He has responsibility for Force Protection's global sales, program and contract management, as well as communications and legislative activities. Prior to joining Force Protection, Mr. Hutcherson was employed as vice president of tanker programs for EADS North America as well as vice president of rotorcraft programs. In addition to his experience in the private sector, Mr. Hutcherson served 26 years in the United States Marine Corps in a variety of capacities and retired as a Colonel in the Marine Corps Office of Legislative Affairs in 2002. He holds a Bachelor of Science in aerospace engineering from the United States Naval Academy, a Master of Science in systems management from Troy State University and a Master of Science in national security strategies from the National War College.

CORPORATE GOVERNANCE

Role of the Board of Directors

        Our day-to-day business is managed by our executive officers under the direction and oversight of our Board of Directors, which has responsibility for establishing broad corporate policies and for the overall strategic direction of the Company. Members of our Board are kept informed of the Company's business by reviewing materials and various documents provided by management, visiting the Company's offices, participating in Board and committee meetings and discussing operations and financial reports prepared by or under the direction of the Chief Executive Officer and President, the Chief Financial Officer and other members of management.

        The Board of Directors is currently comprised of nine directors, in accordance with the provisions of the Company's Amended Articles of Incorporation and Bylaws, which provide for a range of no less than one and no more than 15 directors, with the number of directors to be set by our Board.

        Our Board of Directors is divided into three classes, with each class of directors serving a staggered three-year term. The term of one class expires each year. Directors are encouraged to attend the Company's Annual Meetings of Shareholders. All members of our Board serving at such time attended the Annual Meeting in 2010.

Board Leadership Structure and Risk Oversight

        Our Company is led by Mr. Moody, who has served as our Chief Executive Officer since February 29, 2008 and Chairman of the Board of Directors since January 8, 2008. Mr. Moody has served as a director since September 2006 and was appointed President in September 2007. Mr. Moody assisted the Company through the departure of its prior Chief Executive Officer on January 31, 2008, at which time Mr. Moody was appointed Interim Chief Executive Officer effective February 1, 2008. Mr. Moody has more than 30 years of senior management experience in operational management, reorganizations and acquisitions and has undertaken many business transformations in the roles of chief operating officer or president of domestic and international companies. At the time of Mr. Moody's appointment as Chief Executive Officer, the Company's former Chief Financial Officer and former Chief Operating Officer resigned. Given the large turnaround required by the new management of the Company, the Board believed that the efficient operation and continuity of the Company would be best served by the appointment of Mr. Moody to the roles of both Chief Executive Officer and Chairman of the Board.

        Our Board leadership structure is commonly utilized by other public companies in the United States, and we believe that it is effective for the Company. This leadership structure is appropriate for our Company given the size and scope of our business, the experience and active involvement of our independent directors and our corporate governance practices, which include regular communication with and interaction between and among Mr. Moody and the independent directors. Pursuant to our Corporate Governance Guidelines, our Board selects the Chairman and the Chief Executive Officer that it determines to be in the best interest of the Company's shareholders. Of the nine members of our Board, eight are independent from management. The Board appointed a lead independent director, Lieutenant General Roger G. Thompson, Jr., USA (Ret.) in January 2008 and executive sessions are regularly held and are led by him as the lead director at which only the independent directors are present. We believe that having a combined Chairman and Chief Executive Officer, independent chairs for each of our Board committees and an independent lead director provides the best form of leadership for our Company. As part of our self-evaluation process, we evaluate our leadership structure to ensure that the Board continues to provide the optimal structure for our Company and our shareholders.

        We believe that our directors provide effective oversight of risk management functions, especially through the work of the Board's committees. The Audit Committee of the Board of Directors ("Audit Committee") regularly receives reports from management regarding the assessment of financial risks and oversees the management of enterprise risk facing the Company. The Audit Committee and the full Board focus on the most significant risks facing the Company, the Company's general management strategy, and also ensure that risks undertaken by the Company are consistent with the Board's tolerance for risk. The Compensation Committee of the Board of Directors ("Compensation Committee"), as described in the Compensation Committee section on page 28, reviews the extent to which executive compensation programs may create risk for the Company. The Governance Committee of the Board of Directors ("Governance Committee") oversees the entity-related risks facing the Company and coordinates the oversight of inter-related risks, through management presentations, discussions with the Board and its committees and analysis of the risks facing the Company and the industry in which it operates.

        While the Board oversees the Company's risk management, Company management is responsible for day-to-day risk management processes. Pursuant to the Board's delegation of authority of certain matters to management adopted in January 2008, as amended and restated, management is required to raise significant issues to the Board. We believe this division of responsibilities is the most effective approach for addressing the risks facing our Company and that the Board leadership structure supports this approach.

Director Independence

        In determining independence, the Governance Committee considers whether a director has a material relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. When assessing materiality, the Committee considers all relevant facts and circumstances including, without limitation, transactions between the Company and the director, family members of directors and organizations with which the director or potential director is affiliated. The Committee further considers the frequency and dollar amounts associated with any of these transactions and whether the transactions were in the ordinary course of business and were consummated on terms and conditions similar to those with unrelated parties. The full Board of Directors makes the final determination of director independence based upon the assessment and recommendation of the Governance Committee.

        On an annual basis, each member of our Board of Directors is required to complete a questionnaire designed in part to provide information to assist our Board in determining whether the director is independent under the rules and regulations of Nasdaq, the rules and regulations of the Securities and Exchange Commission ("SEC") and other applicable laws. In addition, each director or potential director has an affirmative duty to disclose to our Board relationships between and among that director (or an immediate family member), the Company and/or the management of the Company.

        Our Board has affirmatively determined, upon the assessment provided by the Governance Committee, that all of our current directors, other than Mr. Moody, the Chief Executive Officer and President of the Company, were in 2010 and are currently independent because each person has no material relationship with the Company, our management or our independent registered public accounting firm, and that each director met the independence standards under the rules and regulations of Nasdaq, the rules and regulations of the SEC and other applicable laws. Our Board determined that Mr. Moody is not independent due to his status as an executive officer of the Company.

Corporate Governance Guidelines

        The Board adopted Corporate Governance Guidelines on September 21, 2009, and as amended on September 20, 2010, to help fulfill its responsibilities to the Company's shareholders to oversee the work of management and the Company's business operations. The guidelines are intended to assure that the Board has the necessary authority and practices established to review and evaluate the Company's business operations and to make decisions independent of management. These guidelines, which provide a framework for the conduct of the Board's business, provide that:

  •
  A majority of the members of the Board shall be independent directors;

  •
  The Board's Governance Committee will work to determine the suitability of individual Board members, taking into account an individual's skills, expertise, industry and other knowledge and business experience;

  •
  The Board will have full access to management and employees;

  •
  The independent directors shall meet regularly in executive sessions;

  •
  The Governance Committee will make available continuing education programs for directors, when appropriate;

  •
  The Board's Compensation Committee will at least annually evaluate the performance of the Chief Executive Officer; and

  •
  The Board's Governance Committee will conduct an annual evaluation of the performance of the Board.

        Our Corporate Governance Guidelines may be found on our website at www.forceprotection.net under the heading "Investor Relations—Governance Policies."

Governance Committee

        The members of the Governance Committee are Messrs. Paxton (Chairman) and Ellis, MajGen. Davis and LTG Thompson. Mr. Merlau was a member of the Governance Committee until May 7, 2010. The purpose of the Governance Committee is to assist the Board of Directors in identifying qualified individuals to become Board members, to determine the composition of the Board and committees, to monitor a process to assess Board effectiveness and to implement the Company's corporate governance principles. The Governance Committee also oversees the entity-related risks facing the Company and coordinates the oversight of inter-related risks. Pursuant to its charter, the Governance Committee is responsible for:

  •
  Searching for individuals qualified to become Board members and selecting director nominees;

  •
  Developing a policy regarding the consideration of nominees for directors;

  •
  Developing Board member qualifications for director candidates and reviewing these qualifications with the Board periodically;

  •
  Evaluating and reporting to the Board on the performance and effectiveness of the Board;

  •
  Reviewing Board and committees size, composition and structure and presenting recommendations for committee membership and committee chairmen to the Board;

  •
  Developing and recommending to the Board a set of corporate governance principles, reviewing these principles annually and monitoring compliance;

  •
  Forming and delegating authority to subcommittees, as appropriate;

  •
  Retaining any consultant or firm that the Committee considers appropriate to assist in identifying director candidates, retaining outside counsel and other advisors as appropriate;

  •
  Overseeing director compensation and making recommendations to the Board;

  •
  Conducting an annual evaluation of the performance of the Board, the Governance Committee and other committees; and

  •
  Annually reviewing the adequacy of the Committee charter.

        The Governance Committee's charter is posted on the Company's website at www.forceprotection.net under "Investor Relations—Governance Policies." Shareholders can obtain a printed copy of the Governance Committee's charter by sending a written request to the Corporate Secretary at Force Protection, Inc., 1520 Old Trolley Road, Summerville, South Carolina 29485.

Related Party Transactions

        Our Board of Directors recognizes that transactions with related parties can present actual or potential conflicts of interest and wants to ensure that Company transactions are based solely on the best interest of the Company and our shareholders. Accordingly, our Board has delegated responsibility to the Audit Committee to review transactions between the Company and related parties, which are further described below. The Audit Committee has adopted a written policy providing procedures for review, approval and ratification of related party transactions.

        A related party transaction is a transaction between the Company and (a) a director, officer or 5% shareholder; (b) an immediate family member of a director, officer or 5% shareholder; or (c) any other entity in which any of these persons have a material interest. All reportable related party transactions must be reviewed, approved or ratified by the Audit Committee. In determining whether to approve or ratify such transactions, the Audit Committee will take into account, among other factors and information it deems appropriate: (1) the related parties' relationship to Force Protection and interest in the transaction; (2) the material facts of the transaction; (3) the benefits of the transaction to Force Protection; (4) an assessment of whether the transaction is (to the extent applicable) in the ordinary course of business, at arm's length, at prices and terms customarily available to unrelated third-party vendors or customers generally, and whether the related party had any direct or indirect personal interest in, or received any personal benefit from, such transaction; and (5) if applicable, the availability of other sources of comparable products and services. The Audit Committee chairman is authorized to approve related party transactions when it is impractical or undesirable to wait until the next committee meeting for approval. Such transactions must be reported to the Audit Committee at the next meeting.

        The Governance Committee reviews all disclosed relationships and transactions for compliance with the independence standards and makes a recommendation to the Board regarding the independence of each director. For those directors identified as independent, the Company and our Board are aware of no relationships or transactions with the Company or management other than those of a type deemed immaterial in accordance with the guidelines described above.

Compensation Committee Interlocks and Insider Participation

        None of our executive officers serves as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our Board of Directors or Compensation Committee of our Board of Directors. None of the current members of our Compensation Committee is now or has ever been an officer or employee of Force Protection or any subsidiary of Force Protection. See "Related Party Transactions" above for a discussion of the Company's transactions with related parties.

Presiding Lead Director; Executive Sessions

        As of January 8, 2008, the Board of Directors appointed Lieutenant General Roger G. Thompson, Jr., USA (Ret.) as our presiding lead director. Our lead director serves as the chair of the non-management executive sessions. The independent directors meet regularly without the Chief Executive Officer or other members of management present in executive sessions. Our Board intends to hold executive sessions of the non-management directors in conjunction with each regularly scheduled in-person meeting of the Board. Executive sessions were regularly conducted during the Board's in-person meetings during 2010. In addition, the Chief Executive Officer's performance review is conducted in executive session, and the Audit, Compensation and Governance Committees periodically meet in executive session.

Committees of the Board of Directors

        Our Board of Directors has three standing committees, the Audit Committee, the Compensation Committee and the Governance Committee, which operate under written charters approved by the full Board. The Governance Committee was established in May 2009. Each committee is composed entirely of directors meeting the applicable independence standards of Nasdaq and the rules and regulations of the Exchange Act, and our Board has determined in its business judgment that each director qualifies as "independent" from the Company and its management in accordance with the guidelines described above under "Director Independence." For 2010, LTG Thompson and Messrs. Day (Chairman), Merlau and Paxton were the members of our Audit Committee. Our Board determined that Mr. Day is an "audit committee financial expert" defined by applicable SEC rules and that the members of the Audit Committee are "financially literate."

        The charters for each of the committees can be viewed on the Company's website at www.forceprotection.net under "Investor Relations—Governance Policies" and are available in print at no charge to any shareholder upon request to the Corporate Secretary of Force Protection, Inc., 1520 Old Trolley Road, Summerville, South Carolina 29485.

  Standing Committee Composition

        The chart below identifies the members of each standing committee, each committee chairman, and the number of meetings held by each committee during 2010.

Name	Audit Committee	Compensation Committee	Governance Committee
John S. Day	Chair	X
Major General Jack A. Davis, USMC (Ret.)(1)		X	X
B. Herbert Ellis		X	X
Kenneth A. Merlau(2)	X	Chair
John W. Paxton, Sr.(3)	X		Chair
Lieutenant General Roger G. Thompson, Jr., USA (Ret.).	X	X	X
2010 Meetings	9	7	6

(1)
Major General Jack A. Davis, USMC (Ret.) acted as Chairman of the Compensation Committee until May 7, 2010 and is currently a member of the Compensation Committee.

(2)
Mr. Merlau was elected as Chairman of the Compensation Committee on May 7, 2010 and was a member of the Governance Committee until May 7, 2010.

(3)
Mr. Paxton was a member of the Compensation Committee until May 7, 2010.

  Board Meeting Attendance

        Our Board of Directors met 16 times during our fiscal year ended December 31, 2010. Each director attended at least 90% of the meetings of the Board and committees on which they were serving. All directors holding office at such time attended the Company's 2010 Annual Meeting and are expected to attend the Company's 2011 Annual Meeting, although we do not have a formal policy in this regard.

 DIRECTOR COMPENSATION

        The following table shows the compensation of the non-employee members of our Board of Directors for 2010.

Name(1)	Fees Earned or Paid in Cash	Stock Awards(2)	Total
John S. Day	$103,250	$40,840	$144,090
Major General Jack A. Davis, USMC (Ret.)	$98,000	$40,840	$138,840
B. Herbert Ellis	$102,500	$40,840	$143,340
Kenneth A. Merlau	$88,750	$40,840	$129,590
John W. Paxton, Sr.	$103,000	$40,840	$143,840
Lieutenant General Roger G. Thompson, Jr., USA (Ret.)	$119,500	$40,840	$160,340

(1)
Mr. Moody, our current Chairman, Chief Executive Officer and President, did not receive any compensation in 2010 for service as a director.

(2)
Reflects the total grant date fair value for each director, disregarding for this purpose the estimate of forfeitures related to vesting conditions, of restricted stock awards granted in 2010. Each director received one restricted stock award granted on February 16, 2010 for 7,648 shares, all of which remain outstanding as of the end of the year. The fair value per share of the restricted stock awards was $5.34 which was determined in accordance with Financial Accounting Standards Board Accounting Standards Codification ("ASC") Topic No. 718.

2010 Summary Non-Employee Board Compensation

        In 2010, the oversight of director compensation was delegated to the Governance Committee. In February 2010, the Governance Committee engaged an external independent compensation consultant, Hewitt Associates LLC, to provide a benchmark assessment of our director compensation program. Hewitt merged with Aon Consulting in October 2010 to form Aon Hewitt ("Aon Hewitt"). The independent compensation consultant provided benchmark director compensation data as compared with other companies of similar revenue size and market capitalization in the aerospace and defense industry. A description of the aerospace and defense peer data groups may be found in the section "Compensation Discussion and Analysis" below. Our Board of Directors, based on the recommendation of the Governance Committee, determined to make no changes to our director compensation program for 2010 and that there would be no increase in cash or equity director compensation for 2010. Our director compensation program for 2010, including restricted stock awards and cash components, is shown in the table below.

	Component	Approved
Board	Retainer (annual to be paid quarterly in advance)	$40,000
	Chairman Retainer(1) / Lead Director Retainer	$25,000
	Meeting Fees (in-person)(2)	$1,500
	Meeting Fees (teleconference)(2)	$750
	Annual Restricted Stock Award grant	$40,000
	($ worth of restricted stock as of the grant date)
	Sign-on Restricted Stock Award grant	$30,000
	($ worth of restricted stock as of the grant date)
Committees	Audit Committee Chairman Retainer	$10,000
	Compensation Committee Chairman Retainer	$5,000
	Governance Committee Chairman Retainer	$5,000
	Committee Meeting Fees (in-person)	$1,000
	Committee Meeting Fees (teleconference)	$500

(1)
Mr. Moody, our current Chairman, does not receive a retainer for his services as Chairman.

(2)
Meeting fees also include attendance at meetings, trade shows, customer visits and other events at the request of the Company.

        In February 2011, the Governance Committee determined that there would be no increase in cash or equity director compensation for 2011, other than the increase to the retainers for the Compensation Committee Chairman and Governance Committee Chairman to the same level of the Audit Committee Chairman, or $10,000.

Code of Conduct and Ethics

        Our Board of Directors has adopted a code of ethics ("Code of Conduct and Ethics") that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the Code of Conduct and Ethics is available on our website at www.forceprotection.net, under "Investor

Relations—Governance Policies." A copy of the Code of Conduct and Ethics may also be obtained free of charge from us upon a request directed to the Corporate Secretary of Force Protection, Inc., 1520 Old Trolley Road, Summerville, South Carolina 29485. We intend to promptly disclose any substantive changes in or waivers, along with the reasons for the waivers, of the Code of Conduct and Ethics granted to our executive officers, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and our directors by posting such information on our website at www.forceprotection.net under "Investor Relations." During 2010, there were no substantive changes to our Code of Conduct and Ethics and no waivers were granted.

Communication with the Board of Directors

        Shareholders may communicate with any of the Company's directors individually, our Board of Directors as a group or any Board committee by (1) sending an email to the Board, a particular director or a committee at directors@forceprotection.net; (2) mailing correspondence c/o Corporate Secretary, Force Protection, Inc., 1520 Old Trolley Road, Summerville, South Carolina 29485; or (3) calling the Company's Compliance Hotline toll-free at 800.695.5218. Our Board has delegated to the Corporate Secretary, or his or her designee, responsibility for determining, in his or her discretion, whether the communication is appropriate for a director, committee or our Board's consideration.

        According to the policy adopted by our Board of Directors, the Corporate Secretary is required to direct all communications regarding personal grievances, administrative matters or similar issues to the appropriate individual within the Company. Some types of communications, including job inquiries, spam, junk mail, mass mailings, product complaints or inquiries, surveys and requests for information about us, offers of goods and services, requests for donations and sponsorships, business solicitations or advertisements, product ideas, patently offensive material, otherwise inappropriate materials, as well as communications unrelated to us or our business, will not be forwarded to our Board. All other communications are to be submitted to the Board as a group, to the particular director or committee to whom it is addressed or, if appropriate, to the director or committee the Corporate Secretary believes to be the most appropriate recipient. If you send an email or letter to the Board, a committee or a director, you will receive written acknowledgement from the Corporate Secretary confirming receipt of your communication. A copy of the procedure adopted by our Board regarding shareholder communications is available free of charge by sending a written request to the Corporate Secretary at Force Protection, Inc., 1520 Old Trolley Road, Summerville, South Carolina 29485.

        Concerns and questions relating to accounting, internal accounting controls, financial policy, risk management or auditing matters are brought to the attention of the Audit Committee and are handled in accordance with the procedures adopted by the Audit Committee. These concerns also may be reported confidentially and anonymously through the Company's Compliance Hotline toll-free at 800.695.5218. If requested, we will endeavor to keep information that has been submitted confidential, subject to any need to conduct an effective investigation and take appropriate action.

EXECUTIVE COMPENSATION

Compensation Committee

        The members of the Compensation Committee of the Company are Mr. Merlau (Chairman), MajGen. Davis, LTG Thompson and Messrs. Day and Ellis. Mr. Merlau joined the Compensation Committee as Chairman on May 7, 2010; MajGen. Davis acted as Chairman until May 7, 2010, and all other members served during all of 2010. All of the members of the Compensation Committee are "independent directors" within the meaning of the Nasdaq rules, are "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code and are "non-employee directors" within the meaning of Rule 16b-3 of the Exchange Act. During 2010, the Compensation Committee held 7 meetings.

        The purpose of the Compensation Committee is to provide the oversight required to ensure the integrity of the Company's compensation and employee benefit plans and practices. The Compensation Committee reports its activities to the Company's Board of Directors with:

  •
  Oversight of executive compensation;

  •
  Compliance with legal and regulatory reporting for compensation; and

  •
  Oversight of all compensation systems which involve the issuance of the Company's stock and other equity securities.

        Pursuant to its charter, the Compensation Committee is responsible to:

  •
  Annually review and approve the compensation and corporate goals and objectives with respect to the Chief Executive Officer and the named executive officers, including salary, bonus and equity compensation. The Chief Executive Officer may not be present during the voting or deliberations of the Committee with respect to his or her compensation;

  •
  Review and approve non-routine executive employment agreements, severance arrangements and change-in-control agreements and provisions;

  •
  Review and recommend to the Board equity-based plans and grants involving the use of Company's stock and other equity securities;

  •
  Produce a report on executive compensation as required by the SEC to be included in our annual proxy statement and such other reports as required;

  •
  Develop and evaluate potential candidates for executive positions, including the Chief Executive Officer, and to oversee the development of executive succession planning; and

  •
  Perform such other duties and responsibilities as may be assigned to the Committee from time to time by the Board, including without limitation, the implementation and administration of our equity-based plans and reviewing the competitiveness of the Company's compensation and benefit plans for our directors, officers and key employees.

        The Compensation Committee's charter is posted on the Company's website at www.forceprotection.net under "Investor Relations—Governance Policies." Shareholders can obtain a printed copy of the Compensation Committee's charter free of charge by sending a written request to the Corporate Secretary at Force Protection, Inc., 1520 Old Trolley Road, Summerville, South Carolina 29485.

        For each named executive officer, other than our Chief Executive Officer, the Compensation Committee reviews and approves all elements of our executive compensation program, taking into consideration recommendations from our Chief Executive Officer and human resources staff, legal counsel, recommendations from the Compensation Committee's independent outside compensation consultant, and other information, including competitive market information. For our Chief Executive Officer, the Compensation Committee reviews and approves his executive compensation program taking into consideration the Committee's evaluation of the Chief Executive Officer's performance, recommendations from human resources staff, legal counsel, recommendations from the Compensation Committee's independent outside compensation consultant, and other relevant information, including competitive market information.

        The Compensation Committee may, in its discretion, utilize the services of a compensation consultant or other professional or expert to provide data and advice to the Compensation Committee regarding the compensation of executives of the Company and to assist the Compensation Committee in performing its other responsibilities. The retention and, where appropriate, the termination of any such compensation consultant is at the sole discretion of the Compensation Committee without the participation of any officer or other member of management. The Compensation Committee approves the appropriate funding to be paid to any advisors to the Committee and ordinary administrative expenses of the Compensation Committee that are necessary to carry out its duties.

        The Committee continually considers whether the design of the executive compensation program, as a whole or any specific aspect of it, encourages unnecessary or excessive risk-taking. In 2010, the Committee, with the assistance of its independent outside compensation consultant, conducted a risk assessment with respect to its compensation practices. In conducting the risk assessment, the Company's compensation plans, including its short-term incentive plan and long-term incentive plan and additional compensation policies, such as the clawback policy, the use of Committee discretion and employment and severance agreements, were analyzed.

        While recognizing that any compensation program may create inappropriate risk-taking incentives in future circumstances, the Committee believes that neither the program's design nor the discrete elements of compensation encourage employees, including the named executive officers, to assume unnecessary or excessive risks. The following risk-mitigating features of the executive compensation program, while not intended to be exhaustive, contribute to the Compensation Committee's conclusion:

  •
  All executive compensation programs are overseen by the Compensation Committee after a thorough review with management and the input of the Committee's independent compensation consultant, including approval of the compensation peer groups, short- and long-term performance goals and award opportunities, and award payouts;

  •
  A balanced mix of fixed versus at-risk variable compensation;

  •
  A balance between annual incentive and long-term incentives with different performance measures used for each;

  •
  Caps on the maximum award payments from both the annual and long-term incentive programs;

  •
  The Committee's discretion to approve awards at lower than performance would suggest, or provide no awards at all; and

  •
  Clawback provisions described more fully on page 46 providing for the recoupment of certain payments in the event of a restatement of the Company's financial statements due to fraud or intentional misconduct.

Use of Compensation Consultants

        Aon Hewitt reports directly to the chairman of the Compensation Committee, but may work with management as necessary in fulfilling its responsibilities to the Compensation Committee. The Compensation Committee meets in executive session with Aon Hewitt and is free to speak directly with members of management. In 2010, Aon Hewitt assisted the Compensation Committee and management with the following tasks:

  •
  Developing the compensation peer groups;

  •
  Benchmarking executive pay levels;

  •
  Reviewing severance and change-in-control arrangements;

  •
  Consulting regarding the deferred compensation plan;

  •
  Reviewing the Compensation Discussion and Analysis section of this Proxy Statement; and

  •
  Developing the Total Shareholder Return performance graph.

        In 2010, the Governance Committee engaged Aon Hewitt to assist with benchmarking of outside director pay levels. Aon Hewitt also provided non-executive compensation consulting services to the Company, for which payments did not exceed $120,000 in 2010.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee has reviewed and discussed the following Compensation Discussion and Analysis section of this Proxy Statement with management as required by Item 402(b) of Regulation S-K. Based on its review and discussions with management, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee,

  Kenneth A. Merlau (Chairman)
  Major General Jack A. Davis, USMC (Ret.)
  John S. Day
  B. Herbert Ellis
  Lieutenant General Roger G. Thompson, Jr., USA (Ret.)

The preceding Compensation Committee Report is provided only for the purpose of this Proxy Statement. Pursuant to the regulations of the SEC, this report is not "soliciting material," is not deemed filed with the SEC and is not to be incorporated, in whole or in part, in any other Company filing under the Securities Act of 1933, as amended, or the Exchange Act.

 COMPENSATION DISCUSSION AND ANALYSIS

        The compensation and benefits provided to our named executive officers for 2010 are set forth in detail in the Summary Compensation Table and other tables and the accompanying footnotes and narrative material. This Compensation Discussion and Analysis explains the purposes of our executive compensation and benefits program and explains the material elements of the compensation awarded to each of our named executive officers. The discussion focuses primarily on the compensation awarded for the year ended December 31, 2010, but also addresses certain actions taken by the Compensation Committee during its review of the executive compensation program in early 2011. Our executive compensation and benefits program is designed and administered under the direction and control of the Compensation Committee. For more information, see "Compensation Committee" above.

Executive Summary

        We are a leading designer, developer and manufacturer of survivability solutions, including blast- and ballistic-protected wheeled vehicles currently deployed by the U.S. military and its allies to support armed forces and security personnel in conflict zones. Force Protection made significant progress in fiscal 2010, with careful control of our cost structure and continued focus on our stated strategy of pursuing a broader range of products and customers. In 2010, we were able to demonstrate the capability to create significant value for our shareholders and our customers. Our accomplishments in 2010 included:

  •
  Selected by the United Kingdom Ministry of Defence as the preferred bidder in the Light Protected Patrol Vehicle program ("LPPV");

  •
  Selected as one of the finalists for the Australian Land 121 program and selected to continue to the Request for Proposal phase of Canada's Tactical Armored Patrol Vehicle Project ("TAPV");

  •
  Received more than $1 billion in new orders in 2010;

  •
  Established a strategic plan for the future direction of the Company;

  •
  Achieved strong financial results of 20% gross margin and net cash from operating activities of $37 million, $6 million above budget. At the same time, however, we did not meet our revenue and earnings per share ("EPS") goals;

  •
  Improved customer relationships with U.S. and international customers through regular interactions at the highest organizational levels positioning us for future opportunities with these customers;

  •
  Reached an agreement to settle the federal shareholder class and derivative actions; and

  •
  Achieved strong Total Shareholder Return in comparison to peer group (see chart below under 2010 Program Review—Peer Group Analysis) highlighting the management team's performance since taking over in January 2008. As the chart below shows, Force Protection's three-year cumulative Total Shareholder Return has surpassed the performance of all of our peer group and the referenced index.

Comparison of Three-Year Cumulative Total Shareholder(1) Return—December 2007 through December 2010

Date	Force Protection, Inc.	S&P 600 Small Cap	S&P 600 Small Cap Aerospace and Defense	Peer Group

December 31, 2007	$100.00	$100.00	$100.00	$100.00
December 31, 2008	$127.78	$68.93	$64.44	$51.59
December 31, 2009	$111.33	$86.52	$61.16	$62.91
December 31, 2010	$117.74	$109.26	$81.07	$87.90

(1)
Total Shareholder Return assuming $100 invested on December 31, 2007 and reinvestment of dividends on a quarterly basis. Argon ST and Stanley, Inc. are not included in the Peer Group calculations as the former was acquired by the Boeing Company on August 5, 2010 and the latter was acquired by the CGI Group on August 18, 2010.

        In light of the continuing evolution of our business, our executive compensation plan is designed to align with our strategic objectives. Our executive compensation program is tightly linked with our performance. More specifically, in 2010, we employed the following compensation policies and procedures for our executive officers, which included all of the named executive officers:

  •
  A focus on incentive based compensation:

  •
  Short- and long-term incentive represents 62% of an executive officer's total compensation opportunity, with 30% tied to the Company's stock price and mid-term performance metrics and the remaining 32% tied to achievement of challenging annual performance metrics.

    •
    Base salary represents 38% of a senior executive's total compensation opportunity.

    •
    Base salary increases in 2010 were limited to the Chief Executive Officer, who had not had an increase since becoming Chief Executive Officer in 2008, and the Chief Operating Officer upon his promotion in February 2010. No other named executive officers received a salary increase in 2010.

  •
  The use of challenging performance goals that drive business success:

  •
  Both the Short-Term Incentive Plan and the performance-based restricted stock plan require that performance exceed budget for a payout to be earned.

  •
  The Short-Term Incentive Program uses three key strategic performance metrics that we believe drive success: revenue, net cash provided in operating activities and new orders. These measures are balanced by the use of annual and cumulative earnings per share (EPS) in the performance-based restricted stock plan.

  •
  A formal clawback provision was included in cash bonus awards with respect to the recoupment of certain payments in the event of a restatement of the Company's financial statements due to fraud or intentional misconduct.

Compensation Objectives and Philosophy

        The Compensation Committee oversees the design, development and implementation of our executive compensation program. The objectives of the compensation philosophy are to:

  •
  Support our ability to attract and retain world-class leaders;

  •
  Align the interests of executives and shareholders through the use of long-term incentive compensation;

  •
  Reward performance, both short-term and long-term; and

  •
  Incorporate competitive pay practices that reflect consideration of compensation practices and pay levels of others in our industry and in general industry.

        To achieve these objectives, our executive compensation program consists of a mix of:

  •
  Base salary;

  •
  Short-term incentives;

  •
  Long-term incentives comprised of stock options and performance-based and retention-based restricted stock;

  •
  Health and welfare benefits;

  •
  Retirement benefits including a 401(k) retirement plan, which provides for a Company matching contribution (the "401(k) Plan"), and a voluntary nonqualified deferred compensation plan; and

  •
  A perquisite allowance (which was discontinued starting in 2011).

        Force Protection's executive compensation program is administered under the direction of the Compensation Committee and is reviewed by the Compensation Committee on an annual basis to ensure that compensation levels meet the objectives stated above. The Compensation Committee uses information provided by its independent outside compensation consultant and internal human resources personnel to make informed compensation and benefit program decisions. The Chief Executive Officer is not involved in decisions regarding his own compensation.

        Our Compensation Committee has, since January 2008, taken the following actions in furtherance of its philosophy and objectives:

  •
  Formalized the process used to evaluate the risks associated with the Company's compensation programs;

  •
  Engaged an independent outside compensation consultant;

  •
  Evaluated the Company's compensation programs using peer groups in order to better align the Company's compensation programs with its compensation philosophy and business strategies;

  •
  Adopted annual short-term incentive plans to link pay and key performance metrics and performance levels;

  •
  Adopted a long-term incentive plan to encourage the long-term performance of the Company;

  •
  Adopted a policy with respect to the recoupment of certain payments in the event of a restatement of the Company's financial statements due to fraud or intentional misconduct;

  •
  Approved the form of change-in-control agreements (severance agreements) for the Company's executive officers to secure an employee's continued service and, in connection with a change-in-control, ensure the employee's continued dedication to his or her duties;

  •
  Eliminated certain tax gross-ups related to its limited perquisite program that provided financial planning services and taxable home security, and reduced the level of these perquisites; and

  •
  Adopted a no-hedging policy regarding the Company's stock.

2010 Program Review

Peer Group Composition

        Two peer groups were used in assessing market pay levels: an aerospace and defense industry group ("Defense Industry") that represents companies in a similar line of business, and a general industry group ("General Industry") to provide a broader measure of competitors for talent with Force Protection.

        The Defense Industry peer group was comprised of 15 companies in the Standard and Poor's Aerospace and Defense industry index with revenues between $100 million and $1.5 billion. Median revenue and market capitalization for this group was $532 million and $534 million, respectively. Force Protection's fiscal year 2009 revenue was $977 million and market capitalization was $364 million. Axsys Technologies was removed from the group due to its acquisition by General Dynamics in September 2009. We believe that the 2010 Aerospace and Defense Industry peer group provides a representation of compensation levels in our industry category among companies similar to our size. The following table contains the companies in the Defense Industry peer group.

2010 Defense Industry Peer Group

AAR Corporation AeroVironment, Inc. Argon ST, Inc. Ceradyne, Inc.	Cubic Corporation Ducommun Incorporated GenCorp, Inc.	HEICO Corporation Hexcel Corporation Kratos Defense and Security Solutions, Inc. Ladish Co., Inc.	LMI Aerospace, Inc. Sparton Corporation Stanley, Inc. Triumph Group, Inc.

        The General Industry peer group was comprised of 23 companies from Aon Hewitt's Total Compensation Measurement™ database with revenue below $1.0 billion. Median revenue and market capitalization for this group was $738 million and $337 million, respectively. Since this group is based on the companies participating in Aon Hewitt's database, the companies included will vary from year to year. Additions to the group in 2010 include: ACI Worldwide, ALLETE, AZZ, ESCO Technologies, Federal Signal, Fellowes, Hot Topic, IHS Group, and RehabCare Group. The following companies were removed from the group because they did not participate in Aon Hewitt's database: Alpharma, Cabot Oil and Gas, Innophos and Milacron. We believe that the 2010 General Industry peer group as listed in the table below provides a representation of compensation levels in the broader industry from which we compete for talent.

2010 General Industry Peer Group

ACI Worldwide ALLETE, Inc. Ameron International Corporation AZZ, Incorporated Bissell Homecare, Inc. Bush Brothers & Company	ESCO Technologies Federal Signal Fellowes, Inc. Graco Inc. Hollister Incorporated Hot Topic, Inc. IHS Group Johnson Outdoors Inc.	Neenah Paper, Inc. OMNOVA Solutions Inc. R. G. Barry Corporation RehabCare Group, Inc. Thermadyne Holdings Corporation	Timex Group, USA Tredegar Corporation Valeant Pharmaceuticals International Zep, Inc.

Executive Pay Benchmarking

        At the Compensation Committee's request, in November 2009, Aon Hewitt evaluated the Company's compensation programs using the peer groups listed above and made recommendations regarding the Company's compensation programs and their alignment with the organization's compensation philosophy and business strategies.

        Aon Hewitt's analysis provided market compensation pay levels for each of the executive officers at the time of the analysis including base salary levels, short- and long-term incentive opportunities, total compensation and mix of pay. The compensation data and the recommendations are a material part of the decision-making process for the Compensation Committee's process for reviewing and approving pay adjustments and program changes for each of the executive officers.

        In addition to the compensation data, the Committee also considers several other factors in making compensation decisions: prior year's compensation, scope of responsibility of the named executive officer, future potential, Company performance, succession planning and retention. The Compensation Committee also reviews tally sheets summarizing current- and prior-year total compensation opportunities, potential wealth accumulation from equity and retirement plans, and severance and change-in-control provisions for each named executive officer. There is no specific weighting applied to each of these factors, and the impact of each varies from executive to executive and year to year.

Base Salary

        The Committee intends to review base salaries annually and to adjust base salaries as necessary to align executive salaries with market levels and changes in job scope and responsibility. The Committee sets the base salary for the Chairman, President and Chief Executive Officer, and for the Company's executive officers with input from the Chief Executive Officer. We believe that our combination of competitive base salary and incentive-based compensation allows us to attract and retain high-quality senior executives.

        We believe that an appropriate and competitive base salary (market median) is a necessary element to attracting and retaining qualified executive officers. In determining base salary for the year ended December 31, 2010, the Compensation Committee sought to fairly compensate each executive based on the scope of their responsibilities, to ensure competitive market compensation for similar positions and to provide each executive with a reasonable level of economic security. In comparison to the Defense and General Industry peer groups described above, Force Protection's base salaries approximate the market median, which is in line with our stated compensation philosophy.

        At its January 2010 meeting, the Compensation Committee approved an increase in Mr. Moody's salary from $560,000 to $620,000. This was his first salary increase since becoming the Chief Executive Officer and reflected his and the Company's strong performance in 2009, a performance level he has consistently maintained since he became the Chief Executive Officer. The increase also positions his salary at the market median consistent with our compensation philosophy.

        Upon his promotion to Chief Operating Officer in February 2010, Mr. Hutcherson's salary was increased to $360,000 to reflect the responsibilities of his new role.

        None of the other named executive officers' salaries were increased for 2010.

 Short-Term Incentive Plan

        In January 2010, the Compensation Committee approved, for eligible executives, performance metrics and performance levels for the 2010 Short-Term Incentive Plan, which is not a shareholder-approved plan. The 2010 Short-Term Incentive Plan was designed to align annual incentive pay with business objectives and performance.

        In 2010, short-term incentive opportunities were increased for the executive officers. These opportunities are intended to provide an above-market median opportunity for stretch performance. Consistent with this approach, the performance needed to achieve a payout is more challenging than in 2009. For 2010, threshold performance was set at the same level as Force Protection's 2010 budget instead of target. Therefore, in order to receive an above-threshold payout, Company performance must have exceeded budget and if budgeted performance is not achieved, no payout would be made on that particular metric. Target performance was set at 15% above budget and maximum performance was set at 30% above budget. Because the achievement of a maximum bonus was challenging, the Compensation Committee also increased the award opportunity at maximum from 150% of target payout to 175% of target payout. Finally, in addition to three financial metrics (the "Shared Metrics") the 2010 plan also includes a set of personal metrics for each participant which are unique goals specific to their area of accountability.

        The Shared Metrics represent 66% of the total award and the personal metrics represent 34% of the total award. Each executive officer's annual incentive plan payout was dependent upon the level of performance attained on the Shared Metrics and personal metrics. Payouts can range from threshold to maximum as shown in the table below. No payments are made based on a metric where performance is below threshold.

        The definitions and table below describe the Shared Metrics; threshold, target and maximum performance levels; actual 2010 performance for each measure; and the resulting payout based on 2010 performance.

  (1)
  Revenue was selected because it provides a measure of our growth and is defined as net revenue as reported in our Annual Report. Revenue represents 22% of the bonus award.

  (2)
  Net Cash Provided in Operating Activities is defined as cash received or expended as a result of the Company's internal business activities. It includes cash earnings plus changes to working capital and provides a measure of the cash generated by the business. Net cash provided in operating activities represents 22% of the bonus award.

  (3)
  New Orders is defined as new awards received in fiscal 2010 including new contracts, modifications to existing contracts and follow-on purchases to existing contracts and was selected because of the Company's increased focus on securing new orders as a way of growing revenue. New orders represents 22% of the bonus award.

        Further, the Compensation Committee determined that, in the event that 2010 fiscal year diluted earnings per share was less than or equal to $0.33, there would be no short-term incentive payout from the Shared Metrics to any eligible executive officer under the annual incentive plan irrespective of the performance on any of the above measures.

        At its March 2011 meeting, the Compensation Committee exercised its discretionary authority under the Company's Short-Term Incentive Plan to determine the final payouts for performance in 2010. In calculating the 2010 fiscal year diluted earnings per share, the Compensation Committee approved the exclusion of $5.5 million related to the cost of the federal shareholder class action and related derivative class action lawsuit settlements, as well as the inclusion of $3.4 million of net income related to the delivery of seat modernization kits in December 2010, but for which the revenue recognition was delayed until January 2011. The class action settlement adjustment resulted in an earnings per share adjustment of $0.08 and the net income adjustment resulted in an earnings per share adjustment of $0.05. The Company's reported Generally Accepted Accounting Principles ("GAAP") earnings per share for fiscal 2010 was $0.22 and the aforementioned adjustments resulted in an adjusted earnings per share of $0.35. As a result, the Compensation Committee determined that the earnings per share floor of $0.33 for a pay-out under the Short Term Incentive Plan was met, and all participants in the 2010 STIP were eligible for pay-outs under the plan. In addition, in reviewing the actual 2010 performance for each of the Shared Metrics, the Compensation Committee exercised its discretionary authority to exclude from the Net Cash Provided in Operating Activities the cash disbursement related to the class action settlement.

	2010 Performance Range			2010 Actual Performance
	Threshold (Budget)	Target (Budget +15%)	Maximum (Budget +30%)	In $ Millions		Payout as a % of Goal

(1) Revenue	$711 million	$818 million	$925 million	$656.0		0%
(2) Net Cash Provided by Operating Activities	$30.7 million	$35.3 million	$39.9 million	$38.1	(1)	146.5%
(3) New Orders	$713 million	$820 million	$927 million	$1,019.8		175%

(1)
Reflects the exclusion of $700,000 related to the net settlement costs to settle Federal class and derivative actions. Without this exclusion, net cash provided in operating activities would have been $37.4 million.

        Based on the performance on the above metrics, the cumulative payout from the Shared Metrics was 104.7% of the target opportunity.

        Personal metrics (34% of the total award) are set for each of the Company's executive officers by the Compensation Committee in consultation with the Chief Executive Officer and for the Chief Executive Officer solely by Compensation Committee. Personal metrics are unique goals specific to each executive officer's area of accountability. The personal metrics pool is funded at target as long as 2010 fiscal year earnings per share was greater than $0. Actual 2010 diluted earnings per share was $0.22 and, as a result, the personal metric pool was funded.

        The following table displays the Personal metrics for each of the named executive officers.

Personal Metric Goals

• Build Board and management consensus on strategic plan
• Reestablish and reinforce market leading position
	Goal	• Strengthen relationships and build credibility with a wide range of constituents
• Commence succession planning for leadership team
Chief Executive Officer and President	Achievement	Mr. Moody's Personal Metrics were awarded at Target (100%) performance. He was successful in leading Force Protection and the Board of Directors in the creation of a strategic plan for 2010 and beyond. He personally led the Company's successful efforts to be selected by the United Kingdom Ministry of Defence as the preferred bidder in the Light Protected Patrol Vehicle Program and selected as one of the finalists for the Australian Land 121 program. As the public face of the company, Mr. Moody was able to increase the public recognition of the Company as a leader in survival technology as evidenced by the above-mentioned successes. He also spent considerable time in 2010 improving customer relationships with U.S. and international customers. We feel these efforts have positioned Force Protection for success in the years ahead. Succession planning for the Executive Leadership team was commenced in 2010 but remains in early stages as of year-end. The Company did not achieve its goal to announce an acquisition in 2010 and the Company failed to reduce its G&A expenses to the targeted levels. Based on the above factors, Mr. Moody's Personal Metrics award was $210,800.

• Improve shareholder relationships and increase analyst coverage
	Goal	• Enhance existing cost accounting and financial analysis systems
• Initiate internal discussion of finance-based strategies
Chief Financial Officer	Achievement
Mr. Mathis' Personal Metrics were awarded at Target (100%) performance. Mr. Mathis improved our shareholder relations by meeting frequently with our major investors and increasing our analyst coverage. During the course of 2010, he was responsible for major improvements in our cost accounting and financial analysis systems with gross margin increasing to 20%. Based on the above factors, Mr. Mathis was awarded a Personal Metrics payout of $76,500.

• Grow new vehicle programs
• Increase revenue from legacy programs
	Goal	• Secure ISO certification
• Strengthen relationships with customers

Chief Operating Officer	Achievement	Mr. Hutcherson's Personal Metrics were awarded at Target (100%) performance. Mr. Hutcherson was instrumental in the Company being selected as the preferred bidder in the United Kingdom Ministry of Defence's Light Protected Patrol Vehicle program, one of the finalists for the Australian Land 121 program and being invited to propose for Canada's Tactical Armored Patrol Vehicle Project. He strengthened relationships with customers. New orders for modernization rose, exceeding goal. The Company was also awarded ISO 9001 certification and opened its Afghanistan facility for ISS/modernization. Based on the above factors, Mr. Hutcherson was awarded a Personal Metrics payout of $91,800.

Personal Metric Goals

• Resolve outstanding legal issues
Former Chief Strategy	Goal	• Facilitate process for development and execution of corporate strategy
Officer, General Counsel and		• Ensure best practices for corporate governance
Corporate Secretary
	Achievement	Ms. Macdonald's Personal Metrics were awarded at Target (100%) performance. Ms. Macdonald was instrumental in reaching an agreement to settle the Federal shareholder class and derivative actions for the Company. With Mr. Moody she successfully facilitated a process that led to the development of a corporate strategy for 2010 and beyond. In her role as Corporate Secretary, she continued to improve the Company's corporate governance practices. Based on the above factors, Ms. Macdonald was awarded a Personal Metrics payout of $82,620.

	Goal	• Establish team to pursue Route Clearance Vehicle Continued Life Cycle Support Services, or RCV, proposal
• Establish ISS/modernization facilities in Afghanistan
• Strengthen relationship with Total Life Cycle Support, ("TLCS"), customers
• Increase TLCS revenue
Executive Vice President
	Achievement	Mr. Grazioplene's Personal Metrics were awarded at Target (100%) performance. Mr. Grazioplene was instrumental in the establishment of 3 new vehicle locations in Afghanistan. He was instrumental in developing a teaming arrangement to pursue RCV program. He obtained additional contract modifications for continuing FSR support overseas. He developed an operational, logistical and spare parts maintenance manual. Based on the above factors, Mr. Grazioplene was awarded a Personal Metrics payout of $63,750.

        Based on the performance on the Shared Metrics and each individual's personal metrics, the table below displays the bonus payout for each individual (as a percentage of salary and dollar amount). The target opportunities in the table below were established, in part, based on the target opportunities of the two peer groups in the competitive market analysis. Overall, based on the data provided by Aon Hewitt in November 2009, Force Protection's 2010 target opportunities were slightly above the median of the two selected peer groups in the aggregate, reflecting the above-target performance necessary to receive a target level payout.

	2010 Short-Term Incentive Opportunity as a Percentage of Salary			2010 Payout
	Threshold	Target	Maximum	In $	As a % of Salary

Chief Executive Officer and President	50.0%	100.0%	175.0%	$649,326	105%
Chief Financial Officer	37.5%	75%	131.3%	$235,643	79%
Chief Operating Officer	37.5%	75%	131.3%	$282,771	79%
Former Chief Strategy Officer, General Counsel and Corporate Secretary	37.5%	75%	131.3%	$254,494	79%
Executive Vice President	37.5%	75%	131.3%	$136,369	79%

Long-Term Incentives

        Long-term incentives are intended to motivate and reward employees for creating shareholder value and to retain employees. The Company believes that stock ownership by the executive officers is critical in order to align the interests of our executives with those of shareholders.

        Awards are granted under the Company's 2008 Stock Plan which was approved by the Company's shareholders at the 2008 Annual Meeting on November 21, 2008. The plan permits the grant of stock options, stock appreciation rights, restricted shares, restricted stock units, dividend equivalent rights and other types of equity-based or equity-related awards.

        The Compensation Committee considers Company and individual performance assessments, executive retention, available market data, recommendations from management, share dilution and other factors to determine the size and types of long-term incentive awards for each executive officer. At its February 2010 meeting, the Compensation Committee reviewed the recommendations of management and competitive market data provided by its outside compensation consultant and approved the awards listed in the Grants of Plan-Based Awards table on page 50. At its December 2010 meeting, the Committee approved the retention-based time-vested restricted stock grant listed in the Grants of Plan-Based Awards table and discussed below. Management does not make a recommendation with respect to the Chief Executive Officer.

        Award levels approved by the Committee in February 2010 were higher than in 2009 based on an anticipation that award levels would be higher in 2010 among the companies in the Defense and General Industry peer groups. In general, award levels were targeted at approximately 10% above the market median in 2009.

        In February 2010, 25% of the total award was delivered through stock options and 75% through performance-based restricted stock. We chose these vehicles so that the entire award opportunity would be performance-based with a focus on shareholder value (stock options) and short- and mid-term profitably (performance-based restricted stock). Performance-based restricted stock was weighted more heavily than stock options because fewer shares are required to deliver the same amount of long-term incentive opportunity.

Performance-Based Restricted Stock

        Similar to the 2010 Short-Term Incentive Plan, target opportunities for the 2010 Long-Term Incentive Plan were increased, as noted in the table below, to reflect an above-market opportunity for stretch performance. Like the 2010 Short-Term Incentive Plan, threshold performance reflected budget performance, and target and maximum reflected stretch performance. In order to receive an above-threshold payout, Company performance must have exceeded budget, and if budgeted performance was not achieved, no payout was made on that particular metric and the opportunity becomes part of the next performance goal. Because the achievement of maximum performance was challenging, the Compensation Committee also increased the award opportunity at maximum from 150% of target payout to 175% of target payout.

	Performance-Based Restricted Stock Opportunity as a Percentage of Salary
	Threshold	Target	Maximum

Chief Executive Officer and President	52.5%	105.0%	183.8%
Chief Financial Officer	45.0%	90.0%	157.5%
Chief Operating Officer	45.0%	90.0%	157.5%
Former Chief Strategy Officer, General Counsel and Corporate Secretary	45.0%	90.0%	157.5%
Executive Vice President	45.0%	90.0%	157.5%

        In 2010, we lengthened the performance period from one year with vesting immediately and over the following two years, to a three-year program with performance assessment at the completion of years one, two and three. The change was made to provide a strong incentive for achieving specific performance objectives over an extended period. Therefore, the earned award is tied to performance and supports our pay-for-performance objective. The value of the award is denominated in shares and, as a result, the value will fluctuate along with the Company stock price, resulting in a strong connection between executive and shareholder interests.

        The performance-based restricted stock award is comprised of three parts, each comprising one-third of the total award.

  1.
  Earnings per share (EPS) for 2010. At the conclusion of fiscal year 2010, Force Protection's 2010 EPS was compared against the 2010 EPS goal and if threshold performance or greater had been achieved, a payout would have been made based on one-third of the total award opportunity. If the threshold goal was not achieved, no award would be made and the one-third opportunity would become part of the 2010-2011 award opportunity.

  2.
  Cumulative EPS for 2010-2011. At the conclusion of fiscal year 2011, Force Protection's cumulative 2010-2011 EPS will be compared against the 2010-2011 EPS goal and if threshold performance or greater is achieved, a payout will be made based on one-third of the total award opportunity plus the one-third from the 2010 award opportunity that was not achieved in 2010. If the threshold goal is not achieved, no award will be made and the opportunity (both the 2010 and 2010-2011 opportunity) will become part of the 2010-2012 award opportunity.

  3.
  Cumulative EPS for 2010-2012. At the conclusion of fiscal year 2012, Force Protection's cumulative 2010-2012 EPS will be compared against the 2010-2012 EPS goal and if threshold performance or greater is achieved, a payout will be made based on one-third of the total award opportunity plus any unearned award opportunities from prior opportunities. If the threshold goal is not achieved, no award will be made and the opportunity and all prior unearned opportunities will be forfeited.

        In February 2010, performance levels using diluted EPS were set for the 2010, 2010-2011, and 2010-2012 performance periods. The performance and payout levels for the 2010 performance period are displayed in the following table. In 2010, Force Protection's EPS was $0.22, and therefore, no payout was made, and the award opportunity is now part of the 2010-2011 award opportunity.

	Performance and Payout Ranges for 2010 Performance Period
	Threshold	Target	Maximum

EPS Goal	$0.55	$0.66	$0.74
Payout as a % of Target Opportunity	50%	100%	175%

        The Compensation Committee has established EPS goals for the 2010-2011 and 2010-2012 performance periods. These goals are not disclosed because we believe that they are confidential information and their disclosure would result in competitive harm to the organization. The Company believes these goals contain a high degree of difficulty, and the accomplishment of these goals is entirely uncertain without significant achievements by the executive officers and the entire Company.

Stock Options

        Options to purchase shares of Force Protection stock granted to named executive officers become exercisable in three equal annual installments commencing on the first anniversary of the award. The three-year vesting schedule provides a means of both retaining and motivating executives. The exercise price of the options is the closing price on the date of the grant. The options have a maximum term of ten years. Grants made to our named executive officers are reported in the Grants of Plan-Based Awards table on page 50.

Retention-Based Time-Vested Restricted Stock Award

        In November 2010, the Compensation Committee conducted its annual review of peer compensation levels with the purpose of informing 2011 compensation decisions. This analysis showed that 2010 levels among the peer companies had increased since 2009 at a level higher than our February 2010 awards had assumed. The analysis also led us to restructure our long-term compensation program for 2011 to continue to include stock options and performance-based restricted stock but also, as many of our aerospace and defense peers do, to include retention-based time-vested restricted stock.

        Based on the shortfall of time-vested stock in our February 2010 long-term incentive grant and recognizing the need to include a retention component in our 2010 Long-Term Incentive Program and the desire to further align the 2010 Long-Term Incentive Program with our peer groups, the Compensation Committee granted retention-based time-vested restricted stock awards to our executive officers and other members of senior management in December 2010. These awards vest over three years.

        The table below displays the total 2010 long-term incentive award opportunity, inclusive of the February and December 2010 awards, for the executive team. Performance-based restricted stock continues to represent the majority (53%) of the total award compared to 75% previously. Stock options represent 18% of the total award compared to 25% previously. Retention-based time-vested restricted stock represents 29% of the total award.

	Total 2010 Target Long-Term Incentive Opportunity as a Percentage of Salary
	Performance-Based Restricted Stock	Stock Option	Retention-Based Time-Vested Restricted Stock	Total

Chief Executive Officer and President	105%	35%	56%	196%
Chief Financial Officer	90%	30%	48%	168%
Chief Operating Officer	90%	30%	48%	168%
Former Chief Strategy Officer, General Counsel and Corporate Secretary	90%	30%	48%	168%
Executive Vice President	90%	30%	48%	168%

Perquisites Allowance

        For 2010, the Company reduced the taxable financial planning perquisite from $15,000 to $7,000 and the taxable home security perquisite from $7,500 to $3,000 to better reflect the current cost of providing these services. Starting in 2011, the perquisite allowance has been discontinued and the value of the allowance was added to each participant's base salary effective January 1, 2011.

        The Company does provide a tax gross-up with respect to imputed income for spousal travel to pre-approved Company events.

Health and Welfare Benefits

        Force Protection provides its named executive officers health and welfare benefits including medical, dental and vision coverage, life insurance, and disability insurance (long- and short-term) on the same basis as all other employees.

401(k) Plan

        Our named executive officers also participate in our 401(k) Plan on the same terms as all of our salaried employees. The 401(k) Plan permits participants to make pre-tax salary contributions or after-tax Roth contributions, and the Company makes matching contributions up to the maximum amount permitted under the Internal Revenue Code.

        The Company does not maintain any tax-qualified defined benefit pension plans.

Deferred Compensation Plan

        The Force Protection Deferred Compensation Plan is available to executives and other members of senior management. This plan is designed to provide a market competitive financial benefit that allows executives to defer additional income under a non-qualified plan and build additional retirement assets without limitations imposed by the Internal Revenue Code Section 401(a)(17) compensation limit ($245,000 for 2010). The Plan allows participants to defer up to 85% of base salary and/or short-term incentive payments.

        Under the plan, the Company may elect to make matching contributions to all participant accounts. For 2010, the Company elected to make a matching contribution of 4% of a participant's earnings that could not be recognized because of the compensation limit.

        Participant deferrals and the Company contributions earn a rate of return based on the performance of investment choices, which mirror the 401(k) Plan Investment choices, selected by the participant. All participant deferrals are 100% vested. Company contributions vest under the same schedule as the 401(k) Plan.

Change-in-Control and Indemnification Arrangements

        The Compensation Committee believes that a severance plan for our executives allows us to attract, motivate and retain the best possible talent. The Company's "change-in-control" arrangements are intended to serve the objectives of fairness and support for difficult organizational decisions. These arrangements were established with the advice of the Committee's outside consultant based on competitive and market trends. The Compensation Committee determined that these arrangements provide a benefit to the Company and its shareholders.

        In 2008 and 2009, the Compensation Committee approved the form of and entered into severance agreements (change-in-control agreements) with the executive officers (the "Severance Agreements"), excluding the Chief Executive Officer, who is subject to a separate employment agreement with similar provisions. These agreements provide an inducement to secure the executives' continued service and, in the event of any threat, occurrence, negotiation or other action that could lead to, or create the possibility of, a change-in-control, are designed to ensure the executives' continued and undivided dedication to their duties. Amounts paid under the Severance Agreements are in lieu of all other severance or similar payments or benefits. In 2009, the Board of Directors approved the entry into indemnification agreements with each of our directors and executive officers, which provide for certain indemnification rights, including certain rights in connection with a change-in-control of the Company. See "Estimated Potential Payments Upon Termination or Change-in-Control" on page 58 for a further discussion of these arrangements.

Deductibility of Executive Compensation

        As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that the Company may not deduct compensation of more than $1,000,000 that is paid to certain individuals unless certain guidelines are followed. Although the Compensation Committee has not adopted any specific policy with respect to the application of Section 162(m), it intends to design and approve compensation programs that meet the needs of the organization. In certain situations, the Committee may approve compensation that will not meet the requirements of Section 162(m) in order to ensure competitive levels of total compensation for its executive officers. In 2010, Michael Moody, our Chief Executive Officer and President, received compensation that was not deductible under Section 162(m) of the Internal Revenue Code in excess of $1,000,000.

        The Compensation Committee also considers the accounting treatment of its compensation programs; however, aside from overall cost, accounting treatment is generally not a factor in determining compensation. In order to ensure that the Compensation Committee has maximum flexibility to grant incentive compensation opportunities to executive officers that satisfy the requirements of Section 162(m), the Company is submitting its Amended and Restated 2008 Stock Plan for consideration and approval by Shareholders. For more information regarding this proposal see "Proposal Five—Approval of Amended and Restated 2008 Stock Plan."

Stock Ownership Guidelines

        While the Compensation Committee has determined not to adopt formal stock ownership guidelines for outside directors and executive officers at this time, the Compensation Committee does expect outside directors and executives to retain meaningful ownership in Company stock. The Compensation Committee intends to review the need for formal stock ownership guidelines on an annual basis.

 Clawback Provisions

        In connection with the adoption of the 2009 Short-Term Incentive Plan, the Board of Directors adopted a policy with respect to the recoupment of certain payments in the event of a restatement of the Company's financial statements due to fraud or intentional misconduct. If such an event occurs, the Compensation Committee will review the performance-based bonuses paid to the named executive officers pursuant to the Short-Term Incentive Plan and, to the extent that such restatement was the result of fraud or intentional misconduct by a named executive officer, the Company shall have the right to recoup, and such named executive officer shall pay the Company, any bonus improperly paid to such named executive officer for performance during the period or periods that are the subject of such restatement.

Hedging Policy

        It is the Company's policy that all employees, including the named executive officers, cannot purchase or sell options of common stock, engage in short sales with respect to common stock or trade in puts, calls, straddles, equity swaps or other derivative securities that are directly linked to common stock of the Company.

Role of Chief Executive Officer in Compensation Decisions

        The Compensation Committee makes all final compensation decisions for all the named executive officers and approves recommendations regarding equity awards, if any, for all the named executive officers and other eligible management of the Company.

        Our Chief Executive Officer annually reviews the performance of each named executive officer with the Compensation Committee. The conclusions and recommendations based on these reviews, including recommendations with respect to salary adjustments and annual award amounts, are finally approved by the Compensation Committee. The Compensation Committee may exercise its discretion in modifying any recommended adjustments or awards to executive officers.

Actions Taken in 2011

        The Compensation Committee has approved several changes to the 2011 executive compensation program.

Base Salary

        At its January 2011 meeting, the Compensation Committee approved merit increases for Mr. Hutcherson (to $396,000) and Mr. Mathis (to $360,000) effective January 1, 2011.

        In addition, participants in the perquisite allowance program received a base salary increase of $10,000 to reflect the elimination of the perquisite allowance program as described below.

Short-Term Incentive

        At its December 2010 meeting, the Compensation Committee reviewed the short-term incentive program and then determined the program structure for 2011. For 2011, the short-term incentive opportunities and metrics remain the same as for 2010. In order to be more aligned to competitive market practice, the Committee approved setting target performance equal to the fiscal 2011 budget. Threshold performance is set at 75% of target and maximum performance is set at 125% of target. Payout opportunities are 50% of target for threshold performance and 150% (reduced from 175%) for maximum performance reflecting the reduced difficulty of achieving maximum performance.

Long-Term Incentives

        The 2011 Long-Term Incentive Program is comprised of three elements: stock options (20% of the total award), performance-vesting restricted stock (40% of the total award), and retention-based time-vested restricted stock (40% of the total award).

        The performance metric for the 2011 restricted stock program is 2011 earnings per share. The change from using cumulative earnings per share goals in addition to single-year earnings-per-share-goal was made to reflect the evolving nature of our business and the difficulty in setting cumulative earnings per share goals. Our performance against the threshold, target and maximum earnings per share goals set by the Compensation Committee at its January 2011 meeting will determine the number of shares earned and those shares will vest in equal installments in 2012, 2013 and 2014. As with the short-term incentive opportunity, the maximum award opportunity was reduced from 175% of salary to 150% of salary.

        As noted above, retention-based time-vested restricted stock is now part of the long-term incentive program. It was added to provide both performance incentives and retention incentives, and to further align our long-term incentive program with our peer groups. Therefore, the final earned award is tied to performance, supports our pay-for-performance objective and promotes retention of the executive officer. The value of the award is denominated in shares, and as a result, the value will fluctuate along with the Company stock price, resulting in a strong connection between executive and shareholder interests.

Perquisites

        Starting in 2011, the perquisite allowance of $10,000 has been eliminated to further align the Company's executive compensation program with market practice. To facilitate current participants to continue paying for these services, we have increased each participant's base salary by $10,000 as described above.

 Summary Compensation Table

        The following table sets forth information concerning total compensation earned or paid to those individuals who acted as our principal executive officer and principal financial officer during the year ended December 31, 2010 and our other three most highly compensated executive officers who served in such capacities as of December 31, 2010 for services rendered to us during the year ended December 31, 2010.

Name and Principal Position	Year	Salary(1)	Bonus(2)	Stock Awards(3)	Option Awards(4)	Non-Equity Incentive Plan Compensation(5)(6)	All Other Compensation(7)	TOTAL

Michael Moody(8)	2010	$617,923	—	$679,545	$241,594	$649,326	$83,154	$2,271,542
Chief Executive Officer,	2009	$560,000	—	$579,600	$112,063	$630,000	$65,500	$1,947,163
President and Chairman of	2008	$536,127	$418,656	$820,000	$311,100	$418,656	$40,748	$2,545,287
the Board
Charles Mathis(9)	2010	$300,000	—	$281,843	$96,411	$235,643	$31,690	$945,587
Chief Financial Officer	2009	$300,000	—	$191,248	$36,976	$225,000	$267,931	$1,021,155
	2008	$155,420	$121,010	$213,200	$45,750	$74,760	$28,610	$638,750
Phillip Randall Hutcherson(10)	2010	$350,769	—	$310,639	$96,411	$282,771	$29,411	$1,070,001
Chief Operating Officer	2009	$213,462	$75,000	$266,249	$36,976	$166,438	$72,131	$830,256
	2008	—	—	—	—	—	—	—
Lenna Ruth Macdonald(11)	2010	$324,000	—	$304,388	$104,123	$254,494	$33,175	$1,020,180
Former Chief Strategy Officer,	2009	$324,000	—	$206,551	$39,935	$243,000	$46,052	$859,538
General Counsel and Corporate Secretary	2008	$308,790	$161,481	$410,000	$91,500	$161,481	$19,194	$1,152,446
James Grazioplene(12)	2010	$250,000	—	$234,869	$73,407	$196,369	$26,560	$781,205
Executive Vice President	2009	$158,657	$50,000	$143,750	$18,233	$124,315	$27,530	$522,485
	2008	—	—	—	—	—	—	—

(1)
The amounts in this column include amounts deferred pursuant to the Company's Non-Qualified Deferred Compensation Plan. See also "Non-Qualified Deferred Compensation" table.

(2)
During 2009, we provided sign-on bonuses to Messrs. Hutcherson and Grazioplene at the start of their employment. During 2008, Mr. Mathis received a one-time discretionary income bonus of $57,788 after completion of his first 30 days of continuous employment. During 2008, the Board of Directors provided discretionary bonuses to Messrs. Mathis and Moody and Ms. Macdonald.

(3)
Reflects the total grant date fair value of stock awards granted, disregarding for this purpose the estimate of forfeitures related to vesting conditions. The fair value of the awards was determined in accordance with the ASC Topic No. 718. The total grant date fair value for stock awards in 2010 includes the threshold grant date fair value of restricted stock granted to Messrs. Moody, Mathis, Hutcherson and Grazioplene subject to performance conditions of $332,346, $137,841, $137,841, and $114,869, respectively, and for Ms. Macdonald of $148,869. The grant date fair value for these awards to Messrs. Moody, Mathis, Hutcherson and Grazioplene if maximum performance is achieved is as follows: $1,163,210, $482,445, $482,445, and $402,041, respectively, and for Ms. Macdonald of $521,040. In addition, Messrs. Moody, Mathis, Hutcherson and Grazioplene received restricted stock subject to vesting conditions in the amount of $347,200, $144,002, $172,798 and $120,001, respectively, and for Ms. Macdonald of $155,519. Please refer to the Grants of Plan-based Awards table for more information. The assumptions relied upon in estimating the disclosed amounts are further described in Note 9 to the financial statements included in the Annual Report.

(4)
Reflects the total grant date fair value, disregarding for this purpose the estimate of forfeitures related to vesting conditions, of stock options granted in 2010 for all individuals. The fair value of the awards was determined in accordance with ASC Topic No. 718. Please refer to the Grants of Plan-based Awards table for more information. The assumptions relied upon in estimating the disclosed amounts are further described in Note 9 to the financial statements included in the Annual Report.

(5)
In February 2008, the Compensation Committee approved a short-term incentive plan ("2008 STIP") for executive officers, including the named executive officers, and the 2008 amounts reflect bonuses earned under the 2008 STIP and were paid to those executive officers in 2009. In April 2009, the Compensation Committee approved a short-term incentive plan ("2009 STIP") for executive officers, including the named executive officers, and the 2009 amounts reflect bonuses earned under the 2009 STIP and were paid to those executive officers in 2010. In January 2010, the Compensation Committee approved a short-term incentive plan ("2010 STIP") for executive officers, including the named executive officers, and the 2010 amounts reflect bonuses earned under the 2010 STIP and were paid to those executive officers in 2011.

(6)
For the year ended December 31, 2008, we did not have an approved deferred compensation plan. On October 31, 2009, we adopted and executed a nonqualified deferred compensation plan which allows for contributions by both the employee and the Company. Contributions may be invested in the same vehicles used for the Company's tax-qualified 401(k) plan. All earnings under the nonqualified plan in 2010 were less than those which could have been earned assuming all contributions were invested in a vehicle earning 120% of the Applicable Federal Rate.

(7)
Amounts shown in this column are detailed in the chart below:

  2010 All Other Compensation

Name	Company - Paid Life and AD&D Insurance and COBRA Premiums	Security Allowance	Company NQDC Contributions(a)	Company 401(k) Plan Match	Spousal Travel	Financial Planning Services	Tax Gross- Ups(b)	Total

Michael Moody	$2,772	$3,000	$40,117	$9,800	$11,573	$7,000	$8,892	$83,154
Charles Mathis	690	3,000	11,200	9,800	—	7,000	—	31,690
Phillip Randall Hutcherson	1,600	3,000	10,888	6,923	—	7,000	—	29,411
Lenna Ruth Macdonald	495	3,000	12,880	9,800	—	7,000	—	33,175
James Grazioplene	1,592	3,000	5,173	9,795	—	7,000	—	26,560

  (a)
  Represents amounts paid by the Company into the Company's nonqualified deferred compensation plan.

  (b)
  Represents tax gross-ups paid with respect to imputed income for spousal travel to pre-approved Company events.

(8)
Mr. Moody was appointed as our President on September 18, 2007. He was appointed Chairman of our Board of Directors on January 8, 2008 and was appointed as our Interim Chief Executive Officer effective February 1, 2008. On February 29, 2008, he was appointed as our Chief Executive Officer.

(9)
Mr. Mathis joined the Company as Executive Vice President—Finance in June 2008 and became Chief Financial Officer effective October 1, 2008.

(10)
Mr. Hutcherson joined the Company as Executive Vice President, Programs, Global Sales and Business Development on April 7, 2009 and became Chief Operating Officer in February 2010.

(11)
Ms. Macdonald joined the Company effective November 12, 2007 as our Co-General Counsel and was promoted to Chief Strategy Officer, General Counsel and Corporate Secretary on March 24, 2008. On January 25, 2011, the Company determined that Ms. Macdonald was no longer an executive officer as defined by Rule 3b-7 of the Securities Exchange Act of 1934, as amended, and that as of such date, would not be acting in the capacity of Chief Strategy Officer, General Counsel and Corporate Secretary of the Company.

(12)
Mr. Grazioplene joined the Company as Executive Vice President, Total Life Cycle Support, on May 4, 2009. On September 21, 2010, Mr. Grazioplene accepted a joint-venture assignment on behalf of the Company, his title was changed to Executive Vice President, and he was no longer deemed an "executive officer" of the Company.

2010 Grants of Plan-Based Awards

								All Other Stock Awards: No. of Shares of Stock or Units(3)	All Other Option Awards: No. of Securities Underlying Options(3)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)					Exercise or Base Price of Option Awards(3)	Grant Date Fair Value of Stock and Option Awards(4)
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum
Michael Moody	1/18/2010	$310,000	$620,000	$1,085,000
	2/16/2010				$332,346	$664,691	$1,163,210				$332,346
	2/16/2010								74,996	$5.34	$241,594
	12/8/2010							65,386			$347,200
Charles Mathis	1/18/2010	$112,500	$225,000	$393,750
	2/16/2010				$137,841	$275,683	$482,445				$137,841
	2/16/2010								29,928	$5.34	$96,411
	12/8/2010							27,119			$144,002
Phillip Randall Hutcherson	1/18/2010	$135,000	$270,000	$472,500
	2/16/2010				$137,841	$275,683	$482,445				$137,841
	2/16/2010								29,928	$5.34	$96,411
	12/8/2010							32,542			$172,798
Lenna Ruth Macdonald	1/18/2010	$121,500	$243,000	$425,250
	2/16/2010				$148,869	$297,737	$521,040				$148,869
	2/16/2010								32,322	$5.34	$104,123
	12/8/2010							29,288			$155,519
James Grazioplene	1/18/2010	$93,750	$187,500	$328,125
	2/16/2010				$114,869	$229,737	$402,041				$114,869
	2/16/2010								22,787	$5.34	$73,407
	12/8/2010							22,599			$120,001

(1)
Reflects threshold, target and maximum payouts under the 2010 STIP. For more information, please see the description of our STIP contained in the Compensation Discussion and Analysis of this Proxy Statement. The actual amount earned by each named executive officer in 2010 is reported under the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

(2)
Reflects threshold, target and maximum payouts of performance-based restricted stock grants under the long-term incentive plan. For more information, please see the description of our long-term incentive plan contained in the Compensation Discussion and Analysis of this Proxy Statement.

(3)
The stock options and restricted stock awards were granted under the Force Protection 2008 Stock Plan. The vesting restricted stock vests in one-third increments on the first three anniversaries of the grant date. The exercise price for all stock option grants is equal to the closing stock price on the date of grant. The grant date fair values were determined in accordance with ASC Topic No. 718. The grant date fair value is generally the amount that we will expense in our financial statements over the award's service period, but does not include a reduction for forfeitures. The assumptions relied upon in estimating the disclosed amounts are further described in Note 9 to the consolidated financial statements in the Company's 2010 annual report on Form 10-K.

(4)
The Grant Date Fair Value for the equity incentive plan awards represents the value determined under ASC Topic No. 718 based on the most probable outcome at the time of grant, disregarding for this purpose the estimate of forfeitures related to vesting conditions. The assumptions relied upon in estimating the disclosed amounts are further described in Note 9 to the consolidated financial statements in the Company's 2010 annual report on Form 10-K.

Outstanding Equity Awards at 2010 Year-End

        The following table shows the unexercised options and stock awards that have not vested for each named executive officer outstanding as of the year ended December 31, 2010.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (# Exercisable)	Number of Securities Underlying Unexercised Options (# Unexercisable)(1)	Equity Incentive Plan Awards; Number of Securities Underlying Unearned Options (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock Held That Have Not Vested		Market Value of Nonvested Shares or Units of Stock Held That Have Not Vested(2)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested(3)	Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, or Other Rights That Have Not Vested(4)

Michael Moody	11,084	22,169		$5.81	4/7/2019
	—	74,996		$5.34	2/16/2020
	113,332	56,668		$3.28	11/21/2018
						83,334	(5)	$459,170
						88,675	(6)	$488,599
						65,386	(7)	$360,277
									62,237	$342,926
Charles Mathis	—	29,928		$5.34	2/16/2020
	3,657	7,315		$5.81	4/7/2019
	16,666	8,334		$3.28	11/21/2018
						21,668	(8)	$119,391
						29,260	(9)	$161,223
						27,119	(10)	$149,426
									25,813	$142,230
Phillip Randall Hutcherson	3,657	7,315		$5.81	4/7/2019
	—	29,928		$5.34	2/16/2020
						29,260	(14)	$161,223
						32,542	(15)	$179,306
									25,813	$142,230
Lenna Ruth Macdonald	3,950	7,900		$5.81	4/7/2019
	33,332	16,668		$3.28	11/21/2018
	—	32,322		$5.34	2/16/2020
						41,668	(11)	$229,591
						31,601	(12)	$174,122
						29,288	(13)	$161,377
									27,878	$153,608
James Grazioplene	—	22,787		$5.34	2/16/2020
	1,327	2,654		$7.85	5/4/2019
						10,616	(16)	$58,494
						22,599	(17)	$124,520
									21,511	$118,526

(1)
All stock options vest in one-third increments beginning on the first anniversary of the date of grant.

(2)
The market value of the shares of unvested restricted stock was calculated based on the closing price of the Company's common stock on the last trading day in 2010, December 31, 2010 ($5.51).

(3)
The quantity of equity incentive plan awards reported as unearned and unvested is the amount expected to be earned based on performance through December 31, 2010 equal to 100% of the threshold amounts of the 2010 grants of performance-based restricted stock.

(4)
The market value of the equity incentive plan awards reported as unearned and unvested was calculated based on the closing price of the Company's common stock on the last trading day in 2010, December 31, 2010 ($5.51).

(5)
Represents 83,334 shares of restricted stock vesting on November 21, 2011.

(6)
Represents shares of performance-based restricted stock that have been earned, but have not yet vested. These shares will vest in the following amounts: 44,337 shares on April 7, 2011 and 44,338 shares on April 7, 2012.

(7)
Represents 65,386 shares of restricted stock that will vest in one-third increments on December 8, 2011, December 8, 2012, and December 8, 2013.

(8)
Represents 21,668 shares of restricted stock vesting on November 21, 2011.

(9)
Represents shares of performance-based restricted stock that have been earned, but have not yet vested. These shares will vest in the following amounts: 14,629 shares on April 7, 2011 and 14,631 shares on April 7, 2012.

(10)
Represents 27,119 shares of restricted stock that will vest in one-third increments on December 8, 2011, December 8, 2012, and December 8, 2013.

(11)
Represents 41,668 shares of restricted stock vesting on November 21, 2011.

(12)
Represents shares of performance-based restricted stock that have been earned, but have not yet vested. These shares will vest in the following amounts: 15,800 shares on April 7, 2011 and 15,801 shares on April 7, 2012.

(13)
Represents 29,288 shares of restricted stock that will vest in one-third increments on December 8, 2011, December 8, 2012, and December 8, 2013.

(14)
Represents shares of performance-based restricted stock that have been earned, but have not yet vested. These shares will vest in the following amounts: 14,629 shares on April 7, 2011 and 14,631 shares on April 7, 2012.

(15)
Represents 32,542 shares of restricted stock that will vest in one-third increments on December 8, 2011, December 8, 2012, and December 8, 2013.

(16)
Represents shares of performance-based restricted stock that have been earned, but have not yet vested. These shares will vest in the following amounts: 5,308 shares on May 4, 2011 and 5,308 shares on May 4, 2012.

(17)
Represents 22,599 shares of restricted stock that will vest in one-third increments on December 8, 2011, December 8, 2012, and December 8, 2013.

2010 Option Exercises and Stock Vested

        The following table provides information for stock options exercised by our named executive officers and stock awards held by our named executive officers that vested during the year ended December 31, 2010.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting

Michael Moody	—	—	127,670	$696,624
Charles Mathis	—	—	36,295	$199,945
Phillip Randall Hutcherson	—	—	14,629	$88,798
Lenna Ruth Macdonald	—	—	57,466	$309,653
James Grazioplene	—	—	5,308	$28,239

 Pension Benefits

        The Company does not have a pension program for any of the Company's employees.

Non-Qualified Deferred Compensation

        The Force Protection Non-Qualified Deferred Compensation Plan, available to named executive officers and other members of senior management, allowed participants to elect to defer up to 85% of their base salaries in 2010 and 85% of their bonus earned in 2010.

        Under the plan, the Company may elect to make matching contributions to all participant accounts to offset the limitations imposed on the 401(k) Plan due to the Internal Revenue Code Section 401(a)(17) compensation limit ($245,000 for 2010). For 2010, the Company elected to make a matching contribution of 4% of a participant's earnings that could not be recognized because of the compensation limit.

        Participant deferrals and the Company contributions earn a rate of return based on the performance of investment choices, which mirror the 401(k) Plan investment choices, selected by the participant. All participant deferrals are 100% vested. Company matching contributions vest under the same schedule as the matching contributions in the 401(k) Plan.

        The following table provides information regarding our non-qualified deferred compensation plan for our named executive officers during the year ended December 31, 2010.

Name	Executive Contributions in Last FY(1)	Registrant Contributions in Last FY(2)	Aggregate Earnings in Last FY(3)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE(4)

Michael Moody	$62,396	$40,117	$11,992	—	$164,317
Charles Mathis	—	$11,237	$2,151	—	$19,512
Phillip Randall Hutcherson	—	$10,888	$1	—	$12,193
Lenna Ruth Macdonald	$103,680	$12,843	$11,409	—	$148,870
James Grazioplene	$19,890	$5,173	$1,265	—	$26,328

(1)
These amounts are reported under the Salary column in the Summary Compensation Table.

(2)
These amounts are reported in the All Other Compensation column of the Summary Compensation Table.

(3)
These amounts are not reported in the Summary Compensation Table because they are not "above-market or preferential earnings."

(4)
Company contributions for previous years included in the Company's respective Summary Compensation Tables for those years for the named executive officers are as follows: Mr. Moody, $34,569; Mr. Mathis, $6,128; Mr. Hutcherson, $1,304 and Ms. Macdonald, $12,059.

Employment Agreement

        On March 19, 2008, the Company entered into an employment agreement with Michael Moody (as amended, the "Moody Employment Agreement") to be competitive in recruiting and retaining top executive officers, such as Mr. Moody. The Moody Employment Agreement, effective March 1, 2008 and amended on December 23, 2008 and September 21, 2009, provides for an annual base salary of not less than $560,000, an annual cash bonus with a target bonus of approximately 75% of the annual base salary based on the attainment of certain performance goals, the right to participate in all employee benefit plans, including the 2008 Stock Plan, and three weeks of paid vacation. Under the Moody Employment Agreement, Mr. Moody may be terminated with or without Cause (as defined below), and Mr. Moody may terminate his employment with or without Good Reason (as defined below). On January 18, 2010, the Compensation Committee raised Mr. Moody's base salary to $620,000.

        Under the Moody Employment Agreement, if Mr. Moody's employment is terminated for a Nonqualifying Termination (as defined below), Mr. Moody is entitled to receive:

  •
  Accrued Amounts (as defined below);

  •
  A one-time relocation benefit of $30,000; and

  •
  Any other payments or benefits to which he would have been entitled under the terms of any other Company compensation arrangement.

        If Mr. Moody's employment is terminated for a Qualifying Termination (as defined below), Mr. Moody is entitled to receive:

  •
  Accrued Amounts (as defined below);

  •
  A one-time relocation benefit of $30,000;

  •
  Any other payments or benefits to which he would have been entitled under the terms of any other Company compensation arrangement;

  •
  A pro-rata portion of his annual bonus;

  •
  A lump-sum cash payment equal to his annual base salary plus the greater of his target bonus for the fiscal year in which termination occurred and the average of his bonuses earned over the preceding two fiscal years;

  •
  Acceleration of vesting of any equity awards for a 12-month period after his termination; and

  •
  A portion of the COBRA premium equal to the amount that we would have paid for his health benefits if he was our employee for up to 12 months (this obligation will terminate if he becomes employed with another employer and becomes eligible to receive substantially similar or improved health benefits from such employer).

        If Mr. Moody's employment is terminated by reason of a Qualifying Termination (as defined below) in connection with a change-in-control, Mr. Moody is entitled to receive:

  •
  Accrued Amounts;

  •
  A one-time relocation benefit of $30,000;

  •
  Any other payments or benefits to which he would have been entitled under the terms of any other Company compensation arrangement;

  •
  A pro-rata portion of his annual bonus;

  •
  A lump-sum cash payment equal to two times the sum of his annual base salary plus the greatest of (x) his target bonus for the fiscal year in which termination occurred, (y) the target bonus for the fiscal year in which the change-in-control occurs and (z) the average of his bonuses earned over the preceding two fiscal years;

  •
  Acceleration of vesting of any outstanding equity awards;

  •
  A portion of his COBRA premium equal to the amount that we would have paid for his health benefits if he was our employee for up to 18 months (this obligation will terminate if he becomes employed with another employer and becomes eligible to receive substantially similar or improved health benefits from such employer); and

  •
  If the value of certain payments that are contingent upon a change-in-control, referred to as parachute payments, exceed a safe harbor amount and Mr. Moody becomes subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, he is entitled to receive an additional payment to cover the additional tax and any interest and penalties incurred.

        In consideration for the benefits received under the Moody Employment Agreement, Mr. Moody agreed that during his employment and for 12 months after the date of his termination, he will not compete with us and will not solicit any of our clients or employees. Mr. Moody also agreed not to disclose any of our confidential information, except as required by law or with our prior written consent, and not to disparage us. Mr. Moody also agreed to release, waive and discharge any claims against us at the time of termination.

Severance Agreements

        In March and June 2008, respectively, we entered into Severance Agreements with Ms. Macdonald and Mr. Mathis. Upon joining the Company in April 2009 and May 2009, respectively, Mr. Hutcherson and Mr. Grazioplene also entered into Severance Agreements. Although Mr. Moody is not a party to a Severance Agreement, his employment agreement has similar provisions. See the discussion under "Employment Agreement" above for provisions regarding the severance for our Chief Executive Officer.

        Under the Severance Agreements, the relevant executive officers agree not to voluntarily leave the Company without Good Reason (as defined below) for 90 days following a change-in-control which is defined as: (i) any person becoming a beneficial owner of our securities representing 35% or more of the voting power of the Company, subject to certain provisions and exceptions; (ii) individuals holding seats on our Board of Directors as of February 29, 2008 cease to constitute at least a majority of our Board, other than new directors appointed by the Board and other certain exceptions; (iii) our consummation of a merger or other similar transaction, subject to certain further provisions and rules; (iv) our shareholders approving a plan of complete liquidation or distribution; or (v) the consummation of a sale of the assets of the Company and our subsidiaries to an entity that is not an affiliate of the Company.

        However, if a named executive officer's employment is terminated by reason of a Nonqualifying Termination (as defined below), then the executive is entitled to the Accrued Amounts.

        If a named executive officer's employment is terminated other than by reason of a Nonqualifying Termination, the executive is entitled to receive a cash amount equal to:

  •
  Accrued Amounts;

  •
  A lump-sum cash payment equal to the sum of the executive's annual base salary and the greater of the target bonus for the fiscal year in which the termination occurred or the average of the actual bonuses earned in the preceding two fiscal years;

  •
  A lump-sum cash amount equal to a pro-rata portion of the executive's annual bonus for the year of termination;

  •
  A portion of the executive's COBRA premium equal to the amount that we would have paid for the executive's health benefits if the executive was our employee for up to 12 months (this obligation will terminate if the executive becomes employed with another employer and becomes eligible to receive substantially similar or improved health benefits from such employer);

  •
  The acceleration of vesting or lapse of forfeiture for an additional 12 months of any outstanding equity awards; and

  •
  Any other payments or benefits to which the executive would have been entitled under the terms of any other Company compensation arrangement.

        If the named executive officer's employment is terminated other than by reason of a Nonqualifying Termination (as defined below), in anticipation of or during the two-year period commencing on the change-in-control, the executive is entitled to receive the following:

  •
  Accrued Amounts;

  •
  Any other payments or benefits to which the executive would have been entitled under the terms of any other Company compensation arrangement;

  •
  A lump-sum cash amount equal to a pro-rata portion of the executive's annual bonus for the year of termination;

  •
  A lump-sum cash amount equal to 1.5 times the sum of the executive's highest rate of annual base salary during the year prior to the date of termination and the greatest of (x) the executive's target bonus for the fiscal year of termination, (y) the executive's target bonus for the fiscal year in which the change-in-control occurs, and (z) the average of the actual bonus earned during the two preceding fiscal years prior to the fiscal year in which the change-in-control occurs;

  •
  A portion of the executive's COBRA premium equal to the amount that we would have paid for the executive's health benefits if the executive was our employee for up to 18 months (this obligation will terminate if the executive becomes employed with another employer and becomes eligible to receive substantially similar or improved health benefits from such employer);

  •
  The acceleration of vesting or lapse of forfeiture of all outstanding equity awards; and

  •
  If the value of certain payments that are contingent upon a change-in-control, referred to as parachute payments, exceed a safe harbor amount, and the executive becomes subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, the executive is entitled to receive an additional payment to cover the additional tax and any interest and penalties incurred.

        With respect to the calculation involving the actual bonus earned during the two preceding fiscal years, each of Messrs. Moody and Mathis and Ms. Macdonald have entered into a waiver agreement with the Company, whereby the 2008 Cash Bonus Awards would not be included in such calculation.

        Under the Severance Agreements and in consideration for future severance benefits, the named executive officers agreed to a 12-month non-compete agreement and agreed not to solicit any of our clients or employees for 12 months after departure from the Company. The named executive officers also agreed not to disclose any of our confidential information, except as required by law or with our prior written consent, and not to disparage the Company. In addition, to be entitled to severance payments and benefits, the executive must execute a general release of claims in favor of the Company and our affiliates.

Certain Definitions.

        "Accrued Amounts." Each of the Severance Agreements and Mr. Moody's Employment Agreement generally define "Accrued Amounts" as a lump-sum cash amount equal to: (i) the executive's base salary accrued through the date of termination; (ii) any accrued vacation; (iii) any unpaid bonus accrued through the date of termination (except if terminated by the Company for Cause (as defined below)); and (iv) any unreimbursed expenses through the date of termination.

        "Cause." Each of the Severance Agreements and Mr. Moody's Employment Agreement generally define "Cause" as (i) the executive's material breach of his duties and responsibilities (other than as a result of his disability) which is (x) demonstrably willful and deliberate on the executive's part, (y) committed in bad faith or without reasonable belief that such breach is in the best interests of the Company, and (z) not remedied within ten (10) days after receipt of written notice from the Company specifying such breach; (ii) the executive's indictment for, conviction of, or plea of nolo contendere to, a felony; or (iii) the executive's gross negligence or any act of theft, fraud, misappropriation, malfeasance or dishonesty by the executive in connection with the performance of the executive's duties to the Company which is demonstrably willful and deliberate on his part.

        "Good Reason." Each of the Severance Agreements and Mr. Moody's Employment Agreement generally define "Good Reason" as, without the executive's express written consent, the occurrence of any of the following events following a change-in-control: (i) (a) any change in the authority, duties or responsibilities that is inconsistent in any material and adverse respect with the executive's authority, position(s), duties, responsibilities or status with the Company immediately prior to such change-in-control (including any material and adverse diminution of such duties or responsibilities) or (b) a material and adverse change in the executive's reporting responsibilities, titles or offices with the Company as in effect immediately prior to such change-in-control; (ii) a material reduction by the

Company in the executive's rate of annual base salary or annual target bonus opportunity (including any material and adverse change in the formula for such annual bonus target) as in effect immediately prior to such change-in-control or as the same may be increased from time to time thereafter; (iii) any requirement of the Company that the executive be based anywhere more than fifty (50) miles from the place of business where the executive is located at the time of the change-in-control; (iv) the failure of the Company to continue in effect any employee benefit plan or compensation plan in which the executive is participating immediately prior to such change-in-control and which is material to the executive's overall compensation, unless the executive is permitted to participate in other plans providing the executive with benefits or compensation which are not materially less, or the taking of any action by the Company which would materially and adversely affect the executive's participation in or materially and adversely reduce the executive's benefits under any such plan; or (v) a material breach by the Company under the applicable agreement or any other material agreement in effect between the executive and the Company.

        "NonQualifying Termination." Each of the Severance Agreements and Mr. Moody's Employment Agreement generally define "NonQualifying Termination" as a termination of the executive's employment (i) by the Company for Cause; (ii) by the executive for any reason other than (x) for Good Reason during the period of time 30 days after the six-month anniversary of a change-in-control or (y) for any reason during the 30 days after the six-month anniversary of a change-in-control; (iii) as a result of the executive's death; or (iv) by the Company due to the executive's absence from the executive's duties with the Company on a full-time basis for at least one hundred thirty (130) business days during any consecutive twelve-month period as a result of the executive's disability.

        "Qualifying Termination." Mr. Moody's Employment Agreement defines a "Qualifying Termination" as a termination of Mr. Moody's employment (i) other than by reason of a NonQualifying Termination or (ii) as a result of the Company's delivery of a notice of note renewing the term of the employment agreement.

Vesting of Equity under the 2008 Stock Plan

        Under the 2008 Stock Plan and related award agreements, the vesting of the shares underlying the outstanding awards shall accelerate upon death, disability or a change-in-control.

Estimated Potential Payments Upon Termination or Change-in-Control

        The tables below describe the potential benefits upon a change-in-control, as well as upon other termination events, as of December 31, 2010. Except as otherwise expressly indicated, the amounts set forth do not represent the actual sums a named executive officer would receive if his or her employment were terminated or there was a change-in-control of the Company. Rather, the amounts below generally represent only estimates of certain payments and benefits that the named executive officers who were employed by the Company on December 31, 2010 would have been entitled to receive had any of the identified events occurred on such date.

        For each of the named executive officers, acceleration of vesting for Performance-Based Restricted Stock, stock options and Restricted Stock occurs upon death or disability, and in certain circumstances following a change-in-control.

	Michael Moody
Payments Due Upon Event	Non-qualifying Termination for Cause		Qualifying Termination	Non-qualifying Termination with no Cause (Death or Disability)	Change-in- Control Only	Change-in- Control and Termination

Cash Severance		$—	1,240,000			2,480,000
Accrued Unpaid Bonus		$—	620,000	620,000		620,000
Accelerated Performance-Based Restricted Stock Vesting		$—	114,309	342,926	342,926	342,926
Accelerated Stock Options and Restricted Stock Vesting		$—	954,177	1,447,165	1,447,165	1,447,165
Health and Welfare Continuation		$—	8,684	—	—	13,026
Relocation		$30,000	30,000	30,000	—	30,000
Excise and Income Tax Gross Up	$				—	1,268,669

Total Payments Upon Termination		$30,000	2,967,170	2,440,091	1,790,091	6,201,786

	Charles A. Mathis
Payments Due Upon Event	Non-qualifying Termination for Cause	Qualifying Termination	Non-qualifying Termination with no Cause (Death or Disability)	Change-in- Control Only	Change-in- Control and Termination

Cash Severance	$—	525,000			787,500
Accrued Unpaid Bonus	$—	225,000	225,000		225,000
Accelerated Performance-Based Restricted Stock Vesting	$—	47,410	142,230	142,230	142,230
Accelerated Stock Options and Restricted Stock Vesting	$—	270,082	453,712	453,712	453,712
Health and Welfare Continuation	$—	8,684	—	—	13,026
Excise and Income Tax Gross Up	$—	—	—	—

Total Payments Upon Termination	$—	1,076,176	820,942	595,942	1,621,468

	Lenna Ruth Macdonald(1)
Payments Due Upon Event	Non-qualifying Termination for Cause	Qualifying Termination	Non-qualifying Termination with no Cause (Death or Disability)	Change-in- Control Only	Change-in- Control and Termination

Cash Severance	$—	567,000			850,500
Accrued Unpaid Bonus	$—	243,000	243,000		243,000
Accelerated Performance-Based Restricted Stock Vesting	$—	51,203	153,608	153,608	153,608
Accelerated Stock Options and Restricted Stock Vesting	$—	409,439	607,753	607,753	607,753
Health and Welfare Continuation	$—	3,374	—	—	5,060
Excise and Income Tax Gross Up	$—	—	—	—

Total Payments Upon Termination	$—	1,274,016	1,004,361	761,361	1,859,921

(1)
As of December 31, 2010, Ms. Macdonald was serving as Chief Strategy Officer, General Counsel and Corporate Secretary of the Company. On January 25, 2011, the Company determined that Ms. Macdonald was no longer an executive officer as defined by Rule 3b-7 of the Securities Exchange Act of 1934, as amended, and that as of such date, would not be acting in the capacity of Chief Strategy Officer, General Counsel and Corporate Secretary of the Company. Ms. Macdonald's last date of employment with the Company was March 18, 2011. Pursuant to the terms of her Severance Agreement dated March 24, 2008, as amended on December 24, 2008 and January 12, 2009, she will receive the following payments for a Qualifying Termination: (1) Accrued Amounts in the amount of $37,846; (2) the 2010 Short Term Incentive Plan payment in the amount of $254,494; (3) the pro-rata 2011 Short Term Incentive Plan award to be paid no later than March 15, 2012; (4) a severance payment in the amount of $584,500; (5) COBRA payments; and (6) the Company 4% match contributed to the Executive's 401(k) Plan account and the Company's Non-Qualified Deferred Compensation Plan. In addition, the vesting of a portion of her equity awards was accelerated, including a total of 31,391 options and a total of 85,774 restricted shares.

	Phillip Randall Hutcherson
Payments Due Upon Event	Non-qualifying Termination for Cause	Qualifying Termination	Non-qualifying Termination with no Cause (Death or Disability)	Change-in- Control Only	Change-in- Control and Termination

Cash Severance	$—	630,000			945,000
Accrued Unpaid Bonus	$—	270,000	270,000		270,000
Accelerated Performance-Based Restricted Stock Vesting	$—	47,410	142,230	142,230	142,230
Accelerated Stock Options and Restricted Stock Vesting	$—	142,069	345,617	345,617	345,617
Health and Welfare Continuation	$—	6,981	—	—	10,472
Excise and Income Tax Gross Up	$—	—	—	—	—

Total Payments Upon Termination	$—	1,096,460	757,847	487,847	1,713,319

	James Grazioplene
Payments Due Upon Event	Non-qualifying Termination for Cause	Qualifying Termination	Non-qualifying Termination with no Cause (Death or Disability)	Change-in- Control Only	Change-in- Control and Termination

Cash Severance	$—	437,500			656,250
Accrued Unpaid Bonus	$—	187,500	187,500		187,500
Accelerated Performance-Based Restricted Stock Vesting	$—	39,509	118,526	118,526	118,526
Accelerated Stock Options and Restricted Stock Vesting	$—	72,045	186,888	186,888	186,888
Health and Welfare Continuation	$—	6,981	—	—	10,472
Excise and Income Tax Gross Up	$—	—	—	—	—

Total Payments Upon Termination	$—	743,535	492,914	305,414	1,159,636

PROPOSAL TWO: ADVISORY VOTE ON EXECUTIVE COMPENSATION

What am I voting on?

        You are voting on an advisory proposal, commonly known as a "say-on-pay" proposal, which gives our shareholders the opportunity to approve or not approve our executive compensation program and policies through the following resolution:

  RESOLVED, that the shareholders approve the executive compensation philosophy, policies and procedures described in the Compensation Discussion and Analysis and the compensation of Force Protection's executive officers for 2010 as disclosed in this Proxy Statement, including the compensation tables.

What factors should I consider in voting on this advisory proposal?

        In light of the continuing evolution of our business, our executive compensation plan is designed to align with our strategic objectives and is tightly linked with our performance. In 2010, our compensation practices focused on incentive-based compensation and used challenging performance goals to drive business success. As demonstrated by our significant progress in fiscal 2010, we were able to create significant value for our shareholders and our customers. As a result, we believe that our executive compensation programs have been effective at incenting the achievement of positive results, appropriately aligning pay and performance and enabling the Company to attract and retain very talented executives within our industry. Key highlights of our fiscal 2010 performance include the following:

  •
  Selected by the United Kingdom Ministry of Defence as the preferred bidder in the Light Protected Patrol Vehicle program ("LPPV");

  •
  Selected as one of the finalists for the Australian Land 121 program and selected to continue to the Request for Proposal phase of Canada's Tactical Armored Patrol Vehicle Project ("TAPV");

  •
  Received more than $1 billion in new orders in 2010;

  •
  Established a strategic plan for the future direction of the Company;

  •
  Achieved strong financial results of 20% gross margin and net cash from operating activities of $37 million, $6 million above budget. At the same time, however, we did not meet our revenue and earnings per share ("EPS") goals;

  •
  Improved customer relationships with U.S. and international customers through regular interactions at the highest organizational levels positioning us for future opportunities with these customers;

  •
  Reached an agreement to settle the Federal shareholder class and derivative actions; and

  •
  Obtained strong Total Shareholder Return in comparison to peer group highlighting the management team's performance since taking over in January 2008. As the chart on page 32 shows, Force Protection's three-year cumulative Total Shareholder Return has surpassed the performance of all of our peer group and the referenced index.

        We urge you to consider the various factors regarding compensation matters as discussed in the Compensation Discussion and Analysis, beginning on page 31, including the Executive Summary.

Why is the proposal being submitted to the shareholders?

        Recent legislation, known as the Dodd-Frank Wall Street Reform and Consumer Protection Act, or simply the Dodd-Frank Act, requires that public companies give their shareholders the opportunity to vote on say-on-pay proposals at the first annual meeting of stockholders held after January 21, 2011. The SEC has adopted rules to implement the provisions of the Dodd-Frank Act relating to stockholder votes on executive compensation (including say-on-pay and say-when-on-pay proposals).

Is this vote binding on the Board of Directors?

        Because your vote is advisory, it will not be binding upon the Board of Directors. However, our Board of Directors values the opinions that our shareholders express in their votes and will take into account the outcome of the vote when considering future executive compensation arrangements as it deems appropriate.

What vote is required?

        The approval of this advisory proposal requires that the number of votes cast in favor of the proposal exceed the number of votes cast in opposition to the proposal. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote in order for them to vote your shares so that your vote can be counted on this proposal. A broker non-vote and abstentions have no effect on this proposal.

How does the Board of Directors recommend that I vote?

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL
OF FORCE PROTECTION'S EXECUTIVE COMPENSATION.

PROPOSAL THREE: ADVISORY VOTE ON THE FREQUENCY OF EXECUTIVE
COMPENSATION PROPOSALS

What am I voting on?

        You are voting on an advisory proposal, commonly known as a "say-when-on-pay" proposal, which provides our shareholders the opportunity to advise our Board how often we should conduct an advisory shareholder vote on the compensation of our named executive officers. This non-binding "frequency" vote is required at least once every six years beginning with this Annual Meeting. You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when you vote in response to the resolution set forth below.

  RESOLVED, that the option of once every one year, two years, or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which the Company is to hold a shareholder vote to approve the compensation of the Company's named executive officers as disclosed in its annual proxy statement.

What factors should I consider in voting on this proposal?

        Our Board of Directors believes that the proposal on executive compensation should be offered to its shareholders every year. We believe that an advisory vote on executive compensation every year will allow our shareholders to provide us with their direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year. Setting a one-year period for holding this shareholder vote will enhance shareholder communication by providing a clear, simple means for the Company to obtain information on investor sentiment about our executive compensation philosophy. We understand that our shareholders may have different views as to what is the best approach for the Company, and we look forward to hearing from our shareholders on this advisory proposal.

Is this vote binding on the Board of Directors?

        Because your vote is advisory, it will not be binding upon the Board of Directors. However, our Board values the opinions that our shareholders express in their votes and will take into account the outcome of the vote when considering how frequently we should conduct an advisory vote on our executive compensation program for our named executive officers.

What vote is required?

        The advisory proposal on the frequency of our executive compensation advisory proposals will be determined by the frequency (every one, two or three years) that receives the highest number of votes from our shareholders. A broker non-vote and abstentions will have no effect on this advisory proposal.

How does the Board of Directors recommend that I vote?

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR "ONE YEAR" FOR FUTURE ADVISORY PROPOSALS ON EXECUTIVE COMPENSATION.

PROPOSAL FOUR: RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Selection of Independent Registered Public Accounting Firm

        At its meeting held on February 14, 2011, the Audit Committee appointed Grant Thornton LLP ("Grant Thornton") as our independent registered public accounting firm for the fiscal year ending December 31, 2011. Our Board of Directors agrees with the appointment of Grant Thornton and believes that it is desirable to have the shareholders ratify this appointment. While ratification of this appointment is not legally required because the Audit Committee has responsibility for the appointment of our independent registered public accounting firm, the ratification from shareholders is being sought to gauge the opinion of shareholders. Although the Audit Committee will take into consideration in future deliberations the failure of the shareholders to ratify the appointment, no determination has been made as to what action our Board or the Audit Committee may take, if any, if shareholders do not ratify the appointment.

        Before selecting Grant Thornton, the Audit Committee considered the firm's qualifications as an independent registered public accounting firm and concluded that it was qualified to act as the Company's independent registered public accounting firm based on its prior performance and its reputation for integrity. The Audit Committee also considered whether any non-audit services performed for the Company by Grant Thornton would impair Grant Thornton's independence and concluded that they would not.

        Representatives of Grant Thornton are expected to be present and available at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so.

Pre-Approval Policies and Procedures

        Consistent with the Audit Committee's responsibility for engaging the Company's independent registered public accounting firm, all audit and permitted non-audit services performed by our independent registered public accounting firm require pre-approval by the Audit Committee. The full Audit Committee approves projected services and fee estimates for these services and establishes budgets for major categories of services in the first quarter of each fiscal year. The Audit Committee chairman has been designated by the Audit Committee to approve any services arising during the year that were not pre-approved by the Audit Committee and associated fees for pre-approved services that exceed the set budget by more than ten percent (10%). Services approved by the Audit Committee chairman are communicated to the full Audit Committee at its next regular meeting, and the Audit Committee reviews actual and forecasted services and fees for the year at each such meeting. During 2008, 2009 and 2010, all services performed by the independent registered public accounting firm were pre-approved. Grant Thornton was appointed by the Audit Committee as the Company's independent public accounting firm in April 2008.

 Audit, Audit-Related, Tax and All Other Fees

        During, or with respect to, 2010 and 2009, the Company's independent accounting firm billed the Company fees for professional services in the following categories and amounts:

Independent Public Accounting Fees

Type	2010	2009
Audit Fees	$1,735,698	$2,179,603
Audit-Related Fees	$25,253	$27,868
Tax Fees	$713,218	$764,024
All Other Fees	$16,095	—

Total	$2,490,264	$2,971,495

        Audit fees were for those professional services rendered in connection with the audit of the Company's consolidated financial statements included in Annual Reports on Form 10-K and the review of the Company's quarterly condensed consolidated financial statements included in Quarterly Reports on Form 10-Q, which are customary under the standards of the Public Company Accounting Oversight Board (United States) ("PCAOB"). Audit-related fees were for the audit of our 401(k) Plan in 2010 and 2009. Tax fees were primarily for professional services rendered in connection with the preparation of tax returns, assistance with tax audits, consultation on state and local tax matters and other tax consulting services. All fees, including fees related to permitted advisory services, were approved in advance by the Audit Committee.

Vote Required

        The appointment of Grant Thornton LLP as the Company's independent registered public accounting firm will be ratified if the number of votes cast in favor of the ratification of the appointment exceed the number of votes cast against it. Abstentions will not act as a vote against the ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
"FOR" THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON AS THE
COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011.

Audit Committee

        The Audit Committee oversees our accounting and financial reporting processes and the audit of our financial statements. The Audit Committee's responsibilities and duties include, among other things:

  •
  Selecting the Company's independent registered public accounting firm and pre-approving any audit and non-audit services provided by such firm;

  •
  Meeting to review and appraise the efforts of the independent registered public accounting firm;

  •
  Obtaining and reviewing at least annually a formal written report from the independent registered public accounting firm describing the independent registered public accounting firm's quality control procedures, relationship between the independent registered public accounting firm and the Company and any other material issues during the independent registered public accounting firm's most recent internal quality control or peer review and to engage in a dialogue with the independent registered public accounting firm with respect to their independence;

  •
  Reviewing and approving the Company's internal audit function and reviewing with the internal corporate audit staff the Company's internal system of audit and financial controls;

  •
  Meeting to review and discuss with management and the independent registered public accounting firm the Company's annual audited financial statements and quarterly financial statements, including the Company's management discussion and analysis of financial condition and results of operations, and to discuss with management and the independent registered public accounting firm the Company's earnings press releases;

  •
  Periodically meeting with management and/or the independent registered public accounting firm to discuss any audit issues, and management's response, and the Company's guidelines and policies governing the processes used to assess, monitor and control the Company's major financial risk exposures and steps taken by management to mitigate such exposure;

  •
  Reviewing the Company's policy regarding hiring employees or former employees of the independent registered public accounting firm;

  •
  Reviewing related party transactions for potential conflicts; and

  •
  Conducting an annual performance evaluation of the Audit Committee and reviewing and reassessing at least annually the adequacy of the Audit Committee charter.

        The Audit Committee is a separately-designated, standing committee of our Board of Directors established in accordance with Section 3(a)(58)(A) of the Exchange Act. The current members of the Audit Committee are Messrs. Day (Chairman), Merlau and Paxton and LTG Thompson. The Audit Committee operates under a written charter adopted by our Board, a current copy of which is available on our website at www.forceprotection.net under "Investor Relations—Governance Policies." Our Board has determined that each of LTG Thompson and Messrs. Day, Merlau and Paxton meets the independence requirements set forth in Rule 10A-3(b)(1) under the Exchange Act and the applicable rules of Nasdaq, all of the Audit Committee members are "financially literate" and

Mr. Day qualifies as an "audit committee financial expert" as defined by Item 407(d)(5) of Regulation S-K. Pursuant to the regulations of the SEC, a person who is determined to be an "audit committee financial expert" will not be deemed an expert for any purpose, including, without limitation, for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an "audit committee financial expert" pursuant to Item 407(d)(5) of Regulation S-K. Furthermore, the designation or identification of a person as an "audit committee financial expert" pursuant to Item 407(d)(5) of Regulation S-K does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee or our Board in the absence of such designation or identification. Moreover, the designation or identification of a person as an "audit committee financial expert" pursuant to Item 407(d)(5) of Regulation S-K does not affect the duties, obligations or liability of any other member of the Audit Committee or our Board.

        The Audit Committee regularly discusses with the Company's independent registered public accounting firm the overall scope and plans for its respective audits. The Audit Committee meets with the Company's independent registered public accounting firm, with and without management present, to discuss the results of its audits, its evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Audit Committee also reviews compliance with the Company's Code of Conduct and Ethics for employees, officers and directors and is responsible for establishing and administering the Company's procedures for confidential reporting by employees of questionable accounting practices and handling complaints regarding accounting, internal controls and other audit matters.

        In 2010, the Audit Committee met nine times.

AUDIT COMMITTEE REPORT

        This report reviews the actions taken by the Audit Committee with regard to our financial reporting process for 2010 and particularly with regard to our audited consolidated financial statements and related schedules included in our 2010 Annual Report.

        The Audit Committee oversees the accounting and financial reporting processes of the Company and its subsidiaries and audits of the consolidated financial statements of the Company. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The Company's independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements and the related schedules in accordance with the standards of the PCAOB and issuing a report thereon and an attestation on the effectiveness of the Company's internal controls over financial reporting. The Audit Committee's responsibility is to monitor and oversee these processes. In carrying out its oversight responsibilities, the Audit Committee is not providing any expert or special assurance as to the Company's financial statements or systems of internal controls or any professional certification as to the work of the independent registered public accounting firm. The Audit Committee has implemented procedures to ensure that during the course of each year it devotes the attention that it deems necessary to fulfill its oversight responsibilities under the Audit Committee's charter.

        In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management the audited financial statements and Management's Report on Internal Controls Over

Financial Reporting included in the Company's Annual Report. In addition, the Audit Committee reviewed with the Company's independent registered public accounting firm, Grant Thornton, which is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, or GAAP, in the United States, its judgments as to the quality, rather than just acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, other standards of PCAOB, SEC rules and other professional standards, which include, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements. The Audit Committee also reviewed with Grant Thornton the "Report of Independent Registered Public Accounting Firm" on the effectiveness of the Company's internal controls over financial reporting included in our Annual Report and concurred with the assessment of management with respect to the existence of effective controls over financial reporting as of December 31, 2010.

        The Audit Committee has received and reviewed the written disclosures and the letter from Grant Thornton required by PCAOB Rule 3526, "Communication with Audit Committees Concerning Independence," as modified or supplemented, and the Audit Committee has discussed with Grant Thornton its independence from management and the Company and has considered the compatibility with Grant Thornton's independence as the Company's independent registered public accounting firm of the non-audit services performed for the Company by Grant Thornton.

        The Audit Committee reviewed with Grant Thornton the overall scope and plans for their audit. The Audit Committee met with Grant Thornton, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls over financial reporting and the overall quality of the Company's financial reporting.

        Based on its evaluations, the Audit Committee has selected Grant Thornton to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011.

        Based on the review and discussions above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements and management's assessment of the effectiveness of the Company's internal controls over financial reporting be included in the Company's Annual Report, and the Board of Directors approved such inclusion.

Audit Committee,

  John S. Day (Chairman)
  Kenneth A. Merlau
  John W. Paxton, Sr.
  Lieutenant General Roger G. Thompson, Jr., USA (Ret.)

The preceding Audit Committee Report is provided only for the purpose of this Proxy Statement. Pursuant to the regulations of the SEC, this report is not "soliciting material," is not deemed filed with the SEC and is not to be incorporated, in whole or in part, in any other Company filing under the Securities Act of 1933, as amended, or the Exchange Act.

PROPOSAL FIVE: APPROVAL OF AMENDED AND RESTATED 2008 STOCK PLAN

General

        On March 14, 2011, upon the recommendation of the Compensation Committee, our Board of Directors approved the adoption of the Company's Amended and Restated 2008 Stock Plan ("A/R 2008 Stock Plan"), subject to approval by our shareholders at the Company's Annual Meeting. The A/R 2008 Stock Plan will be effective as of April 22, 2011 if approved by our shareholders at the Annual Meeting. The A/R 2008 Stock Plan reflects the following key changes: (1) an increase to the number of shares available under the plan; (2) increased flexibility with respect to share counting for future awards; (3) the flexibility to grant cash-based awards; (4) the addition of, and increases to, certain award amounts per participant; and (5) the inclusion of performance criteria under the plan so that performance-based awards under the plan can be tax deductible. The complete text of the A/R 2008 Stock Plan is attached to this Proxy Statement as Annex A.

        The A/R 2008 Stock Plan increases the maximum number of shares of our common stock that may be issued under our current 2008 Stock Plan by 3,000,000 shares from 5,200,000 shares to 8,200,000 shares. As of December 31, 2010, approximately 1,760,153 shares remained available for the future grant of awards under our current stock plan. After the approval of the A/R 2008 Stock Plan, 4,760,153 shares would then be available for issuance, representing approximately 6.7% of our total outstanding shares as of February 25, 2011.

        The A/R 2008 Stock Plan also includes provisions that will enable equity awards and cash-based awards to satisfy the requirements of "performance-based" compensation within the meaning of Section 162(m) of the Internal Revenue Code. In general, under Section 162(m) of the Internal Revenue Code, in order for Force Protection to be able to deduct compensation in excess of $1,000,000 paid in any one year to our Chief Executive Officer or any of our other listed officers (other than our Chief Financial Officer), such compensation must qualify as performance-based compensation. One of the requirements of performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code is that the material terms of the performance goals under which compensation may be paid be disclosed to and approved by our shareholders. For purposes of Section 162(m) of the Internal Revenue Code, the material terms include the employees eligible to receive compensation, a description of the business criteria on which the performance goal is based and the maximum amount of compensation that can be paid to an employee under the performance goal. With respect to awards under the A/R 2008 Stock Plan, each of these issues is discussed below, and shareholder approval of the A/R 2008 Stock Plan will constitute the shareholder approval requirements of Section 162(m) of the Internal Revenue Code.

        The Compensation Committee made its recommendation to the Board of Directors after considering a number of factors, including the anticipated usage and grants pursuant to the 2008 Stock Plan and the risk of depletion. The adoption of the A/R 2008 Stock Plan would ensure that we will continue to have available a reasonable number of shares under our stock plan for approximately three (3) years. Our Board of Directors believes that stock ownership by employees provides performance incentives and fosters long-term commitment to our benefit and to the benefit of our shareholders.

        The A/R 2008 Stock Plan will be applicable only to awards granted on or after the date that the A/R 2008 Stock Plan is approved by our shareholders. If the A/R 2008 Stock Plan is not approved by shareholders, awards will continue to be made under the 2008 Stock Plan and the A/R 2008 Stock Plan will be null and void in its entirety.

Summary of the A/R 2008 Stock Plan

        The following summary of the material terms of the A/R 2008 Stock Plan is qualified in its entirety by reference to the complete text of the A/R 2008 Stock Plan, which is attached hereto as Annex A.

Overview

        The purpose of the A/R 2008 Stock Plan is to attract, retain and motivate officers, directors and key employees, consultants and others who may perform services for the Company and its consolidated subsidiaries to compensate them for their contributions to the long-term growth and profits of the Company, and to encourage them to acquire a proprietary interest in the Company's success.

Administration

        The Compensation Committee will administer the A/R 2008 Stock Plan. Among other things, the Compensation Committee will determine the persons who will receive awards under the A/R 2008 Stock Plan, when awards will be granted, the terms of the awards and the number of shares of the Company's common stock subject to the awards. The Compensation Committee may allocate among its members, and/or delegate to any person who is not a member of the Compensation Committee or to any administrative group within the Company, any of its powers, responsibilities or duties. Our Board of Directors, in its sole discretion, also may grant awards or administer the A/R 2008 Stock Plan.

        The Compensation Committee will have discretion to make all determinations in respect of the A/R 2008 Stock Plan (including, for example, the ability to determine whether individual awards may be settled in cash, shares of common stock, other awards or other property).

Eligibility

        Awards may be made to directors, officers, employees, consultants and other individuals who may perform services for the Company and its consolidated subsidiaries. As of December 31, 2010, an aggregate of approximately 1,250 directors, officers and employees would have been eligible to receive awards under the A/R 2008 Stock Plan. The Compensation Committee reserves the right to determine which employees under the A/R 2008 Stock Plan will receive awards and reserves the right to grant no awards in any particular year.

Force Protection Common Stock Available for Awards under the Plan

        Subject to adjustment as described below, the total number of shares of the Company's common stock subject to awards granted under the 2008 Stock Plan is 5,200,000 shares. Upon shareholder approval of the A/R 2008 Stock Plan, the total number of shares available will be

8,200,000. Shares of the Company's common stock issued in connection with awards that are assumed, converted or substituted as a result of the Company's acquisition of another company will not count against the number of shares that may be granted under the A/R 2008 Stock Plan. Shares of the Company's common stock underlying any awards that are forfeited, expire, terminate or otherwise lapse without delivery of the Company's common stock will be available for reissuance under the A/R 2008 Stock Plan.

        Shares of the Company's common stock underlying the awards that are withheld by the Company to pay taxes, tendered to or withheld by the Company to pay the exercise price of stock options, repurchased by the Company from an optionee with proceeds from the exercise of stock options or are shares underlying stock appreciation rights that are not issued upon exercise due to net settlement of stock appreciation rights will become available for regrant under the A/R 2008 Stock Plan, other than for awards of "incentive stock options" under Section 422 of the Internal Revenue Code if such availability would cause an incentive stock option to fail to qualify as an incentive stock option under Section 422 of the Internal Revenue Code.

        Shares issued under the A/R 2008 Stock Plan may be authorized but unissued shares of the Company's common stock or authorized and previously issued shares of the Company's common stock reacquired by the Company. There is no limit on the amount of cash, securities (other than shares of the Company's common stock) or other property that may be delivered pursuant to any award. No individual, however, will receive awards of stock options or stock appreciation rights covering, in either case, more than 1,500,000 shares (subject to adjustment as described below) in any one fiscal year. Additionally, for other equity-based and equity-related awards that are intended to be performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code, no employee will be granted an award covering more than 1,500,000 shares (subject to adjustment as described below) in any one fiscal year. For cash-based awards that are intended to be performance based compensation within the meaning of Section 162(m) of the Internal Revenue Code and that are denominated in dollars, the maximum payment under any such cash-based award is $1,500,000 (subject to adjustment as described below) in any one fiscal year. For purposes of Section 162(m) of the Internal Revenue Code, these limits will be adjusted upward or downward as applicable, on a pro-rata basis, for each full or partial fiscal year in the applicable performance period.

        The Compensation Committee will adjust the terms of any outstanding award, the number of shares of the Company's common stock issuable under the A/R 2008 Stock Plan, the number of shares of common stock that can be issued through stock options intended to be "incentive stock options" under Section 422 of the Internal Revenue Code and the limit on the number of shares subject to awards of stock options or stock appreciation rights in any one fiscal year, in such manner as it deems appropriate (including, without limitation, by payment of cash) in order to prevent the enlargement or dilution of rights as a result of any increase or decrease in the number of issued shares of the Company's common stock resulting from a recapitalization, stock split, reverse stock split, stock dividend, spinoff, splitup, combination, reclassification or exchange of shares of the Company's common stock, merger, consolidation, rights offering, separation, reorganization, liquidation, or any other change in the corporate structure or shares of the Company's common stock, including any extraordinary dividend or extraordinary distribution.

Types of Awards

        The A/R 2008 Stock Plan provides for grants of stock options (both stock options intended to be incentive stock options under Section 422 of the Internal Revenue Code and non-qualified stock options), stock appreciation rights, restricted shares, restricted stock units, dividend equivalent rights, other equity-based or equity-related awards and cash-based awards (including performance share awards and performance units settled in cash) pursuant to which the Company's common stock, cash or other property may be delivered. Each award will be evidenced by an award agreement, which will govern that award's terms and conditions.

Stock Options.

        A stock option entitles the recipient to purchase shares of the Company's common stock at a fixed exercise price. The Compensation Committee may grant stock options in such number and at such times as the Compensation Committee may determine, but no individual may receive options to acquire more than 1,500,000 shares (subject to adjustment as described above) of the Company's common stock in any one fiscal year. The exercise price per share will be determined by the Compensation Committee but will not be less than 100% of the fair market value of the Company's common stock on the date of grant and, for incentive stock options granted to 10% shareholders, 110% of the fair market value. Fair market value will be the closing price of the Company's common stock on Nasdaq on the date of grant. Stock options must be exercised within 10 years from the date of grant or 5 years for incentive stock options granted to 10% shareholders. Any reduction in the exercise price will require the approval of shareholders of the Company, except pursuant to the adjustment provisions described above. No more than 8,200,000 shares of the Company's common stock (subject to adjustment as described above) may be issued under the A/R 2008 Stock Plan as incentive stock options.

Stock Appreciation Rights.

        A stock appreciation right entitles the recipient to receive shares of the Company's common stock, cash or other property equal in value to the appreciation of the Company's common stock over the stated exercise price. The Compensation Committee may grant stock appreciation rights in such number and at such times as the Compensation Committee may determine, but no individual may receive stock appreciation rights covering more than 1,500,000 shares (subject to adjustment as described above) of the Company's common stock in any one fiscal year. The exercise price per share will be determined by the Compensation Committee, but will not be less than 100% of the fair market value of the Company's common stock on the date of grant. Fair market value will be the closing price of the Company's common stock on Nasdaq on the date of grant. Stock appreciation rights must be exercised within 10 years from the date of grant. Any reduction in the exercise price will require the approval of shareholders of the Company, except pursuant to the adjustment provisions described above.

Restricted Shares.

        Restricted shares are shares of the Company's common stock that are registered in the recipient's name, but that are subject to transfer and/or forfeiture restrictions for a period of time. The Compensation Committee may grant or offer for sale restricted shares of the Company's common stock in such amounts, and subject to such terms and conditions, as the Compensation Committee may determine. Subject to such limits as the Compensation Committee may determine from time to time, the recipient will have the same voting and dividend rights as any other shareholder of the Company.

Restricted Stock Units.

        A restricted stock unit is an unfunded, unsecured right to receive a share of the Company's common stock, cash or other property at a future date. The Compensation Committee may grant restricted stock units in such amounts, and subject to such terms and conditions, as the Compensation Committee may determine. The recipient will have only the rights of a general unsecured creditor of the Company and no rights as a shareholder of the Company until the Company's common stock underlying the restricted stock units, if any, is delivered.

Dividend Equivalent Rights.

        The Compensation Committee may, in its discretion, include in the award agreement a dividend equivalent right entitling the recipient to receive an amount equal to all or any portion of the regular cash dividends that would be paid on the shares of the Company's common stock covered by such award as if such shares had been delivered. Dividend equivalent rights may be payable in cash, shares of the Company's common stock or other property as determined by the Compensation Committee.

Other Stock-Based or Cash-Based Awards.

        The Compensation Committee may grant other types of equity-based or equity-related awards or cash-based awards, including the grant of unrestricted shares of the Company's common stock, performance share awards and performance units settled in cash, in such amounts, and subject to such terms and conditions, as the Compensation Committee may determine.

Change-in-Control

        Unless otherwise provided in the applicable award agreement, in the event of a "change-in-control," any outstanding awards which are unexercised or otherwise unvested or subject to lapse restrictions will automatically be deemed exercisable or otherwise vested or no longer subject to lapse restrictions, as the case may be, as of the date of such change-in-control and any outstanding performance-based awards will be deemed earned at the target level (or if no target level is specified, the maximum level) with respect to all open performance periods. The A/R 2008 Stock Plan defines "change-in-control" as the occurrence of any one of the following events: (i) any person becoming a beneficial owner of our securities representing 35% of the voting power of the Company's outstanding securities, other than by the Company, an employee benefit plan, an underwriter, or in a Non-Control Transaction (as defined in the A/R 2008 Stock Plan); (ii) individuals holding seats on our Board of Directors as of February 29, 2008, ceasing to constitute at least a majority of our Board of Directors, given certain exceptions; (iii) the consummation of a merger or similar transaction, unless it is a Non-Control Transaction; (iv) our shareholders approving a plan of complete liquidation or distribution; or (v) the consummation of a sale of the assets of the Company and our subsidiaries to an entity that is not an affiliate of the Company.

        In addition, in the event of a change-in-control, the Compensation Committee may cancel awards for fair value (as determined in the sole discretion of the Compensation Committee), provide for the issuance of substitute awards or provide that for a period of at least 20 days prior to the change-in-control, stock options or stock appreciation rights that would not otherwise become exercisable prior to a change-in-control will be exercisable as to all shares of common stock subject thereto and that any stock options or stock appreciation rights not exercised prior to the consummation of the change-in-control will terminate and be of no further force or effect as of the consummation of the change-in-control.

Federal Income Tax Implications of Stock Options and Stock Appreciation Rights

        The following is a brief description of the U.S. federal income tax consequences generally arising with respect to the grant of stock options and stock appreciation rights. This summary is not intended to constitute tax advice, is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

Incentive Stock Options.

        The recipient of an incentive stock option will not be required to recognize income for federal income tax purposes on the grant or exercise of such option, and the Company and its subsidiaries will not be entitled to a deduction. However, the excess of the fair market value of the Company's common stock received on the date of exercise over the exercise price paid will be included in the recipient's alternative minimum taxable income. The recipient's basis in shares of the Company's common stock received on exercise will be equal to the exercise price, and the recipient's holding period in such shares will begin on the day following the date of exercise.

        If an optionee does not dispose of the Company's common stock acquired upon exercise within either the one-year period beginning on the date of exercise or the two-year period beginning on the date of grant of the incentive stock option, then any gain or loss realized by the optionee upon the subsequent disposition of such shares will be taxed as long-term capital gain or loss. In such event, no deduction will be allowed to the Company or any of its subsidiaries. If the optionee disposes of the Company's common stock within the one-year or two-year periods referred to above (a "disqualifying disposition"), the optionee will recognize ordinary income at the time of disposition in an amount equal to the excess of the fair market value of the Company's common stock on the date of exercise over the exercise price (or, if less, the net proceeds of the disposition), and the Company or one of its subsidiaries will generally be entitled to a corresponding deduction. Any excess of the amount realized on the disqualifying disposition over the fair market value of the shares on the date of exercise will be taxable as capital gain. If the amount realized is less than the exercise price, and the loss sustained on the disqualifying disposition would otherwise be recognized, the optionee will not recognize any ordinary income from the disposition and instead will recognize a capital loss.

Non-Qualified Stock Options and Stock Appreciation Rights.

        The recipient of a stock option or a stock appreciation right will not be required to recognize income for federal income tax purposes upon the grant of such award, and the Company and its subsidiaries will not be entitled to a deduction. Upon the exercise of an option or a stock appreciation right, the recipient will recognize ordinary income in the amount by which the fair market value of the Company's common stock at the time of exercise exceeds the exercise price, and the Company or one of its subsidiaries will be entitled to a corresponding deduction. The recipient's basis in the Company's common stock received will equal the fair market value of the shares on the exercise date, and the recipient's holding period will begin on the day following the exercise date.

Section 162(m).

        With regard to stock options and stock appreciation rights, any entitlement to a tax deduction on the part of the Company or its subsidiaries is subject to the applicable tax rules, including, without limitation, Section 162(m) of the Internal Revenue Code. In general, Section 162(m) of the Internal Revenue Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1,000,000 per year per person to its "covered employees," subject to certain exceptions. The A/R 2008 Stock Plan is intended to satisfy the performance-based compensation exception under Section 162(m) of the Internal Revenue Code with respect to stock options, stock appreciation rights and certain grants of restricted shares, restricted stock units and other stock-based and cash-based awards.

Description of the Business Criteria on which the Performance Goal Is Based.

        Awards of equity-based, equity-related or cash-based awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code will be subject to the attainment of performance goals relating to the performance criteria selected by the Compensation Committee. Performance goals must be based solely on one or more of the following business criteria: (i) enterprise value or value-creation targets; (ii) revenue; (iii) after-tax or pre-tax profits (including net operating profit after taxes) or net income, including, without limitation, that attributable to continuing and/or other operations; (iv) operational cash flow or earnings before income tax or other exclusions (including free cash flow, cash flow per share or earnings before interest, taxes, depreciation and amortization); (v) reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Compensation Committee; (vi) earnings per share, earnings per diluted share or earnings per share from continuing operations; (vii) return on capital employed (including, without limitation, return on invested capital or return on committed capital) or return on assets; (viii) return on stockholder equity; (ix) market share; (x) fair market value of the shares of Company common stock; (xi) the growth in the value of an investment in shares of Company common stock assuming the reinvestment of dividends; (xii) reduction of, or other specified objectives with regard to limiting the level of or increase in, all or a portion of controllable expenses or costs or other expenses or costs (including selling, general and administrative expenses or costs (excluding advertising)); (xiii) economic value-added targets based on a cash flow return on investment formula; (xiv) customer service measures or indices (including net promoter score); (xv) new orders; or (xvi) net cash flow from operations. The aforementioned business criteria may be combined with cost of capital, assets, invested capital and stockholder equity to form an appropriate measure of performance. Performance criteria may be absolute amounts or percentages of amounts or may be relative to the performance of a peer group of other corporations or indices.

        To the extent permitted under Section 162(m) of the Internal Revenue Code (including, without limitation, compliance with any requirements for shareholder approval), for each fiscal year of Force Protection, the Compensation Committee may: (i) designate additional business criteria on which the performance goals may be based or (ii) provide for objectively determinable adjustments, modifications or amendments, as determined in accordance with GAAP, to any of the performance criteria described above for one or more of the items of gain, loss, profit or expense: (a) determined to be extraordinary or unusual in nature or infrequent in occurrence, (b) related to the disposal of a segment of a business, (c) related to a change in accounting principle under GAAP, (d) related to discontinued operations that do not qualify as a segment of business under GAAP, and (e) attributable to the business operations of any entity acquired by Force Protection during the fiscal year. The business criteria for performance goals under the A/R 2008 Stock Plan must be re-approved by shareholders no later than the first shareholder meeting that occurs in the fifth year following the year in which shareholders previously approved the business criteria for performance goals in order for awards to qualify as performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code.

Transfer Restrictions

        Except to the extent otherwise provided in any award agreement, no award (or any rights or obligations thereunder) granted to any person under the A/R 2008 Stock Plan may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of or hedged (including through the use of any cash-settled instrument), other than by will or by the laws of descent and distribution. All awards (and any rights thereunder) will be exercisable during the life of the recipient only by the recipient or by the recipient's legal representative.

Amendment and Termination

        Generally, our Board of Directors may from time to time suspend, discontinue, revise or amend the A/R 2008 Stock Plan. The A/R 2008 Stock Plan provides that our Board of Directors may, but is not required to, seek shareholder approval of amendments to the A/R 2008 Stock Plan. Our Board of Directors, however, must submit amendments to the A/R 2008 Stock Plan to shareholders if required by applicable law, regulation or rule of a securities exchange or if the amendment would reduce the exercise price of outstanding stock options or stock appreciation rights.

        Unless previously terminated by our Board of Directors, the A/R 2008 Stock Plan will terminate on March 13, 2021, but any outstanding award will remain in effect until the underlying shares are delivered or the award lapses.

New Plan Benefits

        Awards under the A/R 2008 Stock Plan will be subject to the Compensation Committee's discretion. As a result, it is not possible to determine the number or type of awards that will be granted to any person under the A/R 2008 Stock Plan.

Vote Required

        The approval of this proposal requires that the number of votes cast in favor of the A/R 2008 Stock Plan exceed the number of votes cast in opposition of the proposal. Broker non-votes and abstentions will have no effect on this proposal.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
THE APPROVAL OF THE AMENDED AND RESTATED 2008 STOCK PLAN.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

Equity Compensation Plan Information

        The table below sets forth the equity compensation plan information as of December 31, 2010.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(2)		Weighted average exercise price of outstanding options, warrants and rights(4)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)(5))
Equity Compensation Plans Approved By Security Holders(1)	1,689,005		$4.28	1,049,949
Equity Compensation Plans Not Approved By Security Holders(1)	7,499	(3)	$3.10	—
Total	1,696,504		$4.27	1,049,949

(1)
Does not include the shares that would be available for issuance upon shareholder approval of the A/R 2008 Stock Plan.

(2)
Consists of shares of common stock issuable upon the exercise of stock options awarded and 710,204 shares that may be issued pursuant to outstanding performance-based restricted share awards assuming performance at maximum level.

(3)
Between 2004 and 2006, the Company granted to several of its employees stock options that were still outstanding as of December 31, 2010, with exercise prices ranging from $1.50 to $27.06. Each option grant was fully exercisable approximately one year after the grant date and was required to be exercised within 90 days of the date of the employee's termination of employment with the Company. As of December 31, 2010, there were 7,499 of these options outstanding and exercisable. See also Note 9 to the Company's financial statements included in the Annual Report.

(4)
The weighted average exercise price of outstanding options, warrants and rights takes into account only the shares issued upon exercise of stock options.

(5)
Excluding the 710,204 shares related to performance-based restricted share awards which are not expected to be earned and therefore not expected to be issued, the number of securities remaining available for future issuance under equity compensation plans in 1,760,153.

 PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

Principal Shareholders

        As of March 16, 2011, the only persons known by us to own beneficially, or to be deemed to own beneficially, 5% or more of our common stock were:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Heartland Advisors, Inc.(1)	5,725,453	8.1%
789 North Water Street Milwaukee, WI 53202

Security Investors, LLC(2)	5,131,689	7.3%
One Secuity Benefit Place Topeka, KS 66636

BlackRock, Inc.(3)	4,196,818	6%
40 East 52nd Street New York, NY 10022

Ariel Investments, LLC(4)	3,955,949	5.6%
200 E. Randolph Drive, Suite 2900 Chicago, IL 60601

(1)
Heartland Advisors, Inc., an investment advisor, filed a Schedule 13G/A with the SEC on February 10, 2011, reflecting beneficial ownership as of December 31, 2010, of 5,725,453 shares of our common stock, with shared voting power over 5,674,453 shares and shared dispositive power over 5,725,453 shares.

(2)
Security Investors, LLC, an investment advisor, filed a Schedule 13G with the SEC on February 14, 2011, reflecting beneficial ownership as of December 31, 2010, of 5,131,689 shares of our common stock, with shared voting power over none of the shares and shared dispositive power over none of the shares.

(3)
BlackRock, Inc., a parent holding company or control person, filed a Schedule 13G/A on February 4, 2011, reflecting beneficial ownership as of December 31, 2010, of 4,196,818 shares of our common stock, with shared voting power over none of the shares and shared dispositive power over none of the shares.

(4)
Ariel Investments, LLC, an investment advisor, filed a Schedule 13G with the SEC on February 14, 2011, reflecting beneficial ownership as of December 31, 2010, of 3,955,949 shares of our common stock, with shared voting power over none of the shares and shared dispositive power over none of the shares.

 Executive Officers and Directors

        The table below shows the number of shares of common stock beneficially owned as of March 16, 2011 by each member of our Board of Directors, each nominee for our Board and each named executive officer currently with the Company, as well as the number of shares owned by our current directors and executive officers as a group. None of the directors or named executive officers other than Mr. Moody own more than one percent (1%) of the Company's common stock.

Name of Beneficial Owner(1)	Amount and Nature Beneficial Ownership	Percent of Class
Major General Jack A. Davis, USMC (Ret.)(2)	43,683	*
John S. Day(2)	35,817	*
John W. Paxton, Sr.(2)	26,506	*
Lieutenant General Roger G. Thompson, Jr., USA (Ret.)(2)	35,817	*
Kenneth A. Merlau(3)	31,452	*
B. Herbert Ellis(3)	26,452	*
Michael Moody(4)	725,642	1.0%
Charles A. Mathis(5)	230,351	*
Phillip Randall Hutcherson(6)	198,675	*
Lenna Ruth Macdonald(7)	234,683	*
James Grazioplene(8)	51,465	*
Current directors and executive officers as a group (9 persons listed above, excluding Ms. Macdonald and Mr. Grazioplene)(9)	1,361,855	1.9%

*
less than 1%

(1)
The address of each director and officer listed is 1520 Old Trolley Road, Summerville, South Carolina, 29485.

(2)
Shares beneficially owned include 16,591 shares subject to forfeiture restrictions that are subject to vesting 60 days after March 16, 2011.

(3)
Shares beneficially owned include 12,725 shares subject to forfeiture restrictions that are subject to vesting 60 days after March 16, 2011.

(4)
Shares beneficially owned include 11,084 shares subject to options exercisable within 60 days of March 16, 2011 and 234,246 shares subject to forfeiture restrictions that are subject to vesting 60 days after March 16, 2011.

(5)
Shares beneficially owned include 3,657 shares subject to options exercisable within 60 days of March 16, 2011 and 76,741 shares subject to forfeiture restrictions that are subject to vesting 60 days after March 16, 2011.

(6)
Shares beneficially owned include 3,657 shares subject to options exercisable within 60 days of March 16, 2011 and 55,073 shares subject to forfeiture restrictions that are subject to vesting 60 days after March 16, 2011.

(7)
Shares beneficially owned include 31,391 shares subject to options exercisable within 60 days of March 16, 2011 and 101,147 shares subject to forfeiture restrictions that are subject to vesting 60 days after March 16, 2011.

(8)
Shares beneficially owned include 1,327 shares subject to options exercisable within 60 days of March 16, 2011 and 32,127 shares subject to forfeiture restrictions that are subject to vesting 60 days after March 16, 2011.

(9)
Shares beneficially owned include 18,398 shares subject to options exercisable within 60 days of March 16, 2011 and 457,874 shares subject to forfeiture restrictions that are subject to vesting 60 days after March 16, 2011.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our directors and executive officers to file reports of holdings and transactions in common stock and related securities with the SEC. Based on our records and other information, we believe that in 2010 all of our directors and executive officers met all applicable Section 16(a) filing requirements.

OTHER

Shareholder Proposals and Director Nominations for our 2012 Annual Meeting

        Our 2012 Annual Meeting is expected to be held on Friday, April 20, 2012. Shareholders who, in accordance with Rule 14a-8 of the Exchange Act, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2012 Annual Meeting must submit their proposal to our Corporate Secretary no later than the close of business on November 26, 2011. If this meeting date is changed by more than 30 days, then the deadline is a reasonable time before we begin to print and send the proxy materials. To be included in our proxy materials solicited for the 2012 Annual Meeting, your proposal must satisfy the requirements of Rule 14a-8 of the Exchange Act.

        Any shareholder seeking to present a proposal at our 2012 Annual Meeting or nominate a candidate for election to the Board of Directors at our 2012 Annual Meeting must give complete and timely written notice to our Corporate Secretary no later than December 22, 2011 nor earlier than October 23, 2011; provided, however, that if the date of the meeting is first publicly announced or disclosed (in a public filing or otherwise) less than 130 days prior to the day of the meeting, such advance notice shall be given not more than ten days after such date is first so announced or disclosed. According to our Bylaws, any shareholder who gives notice of a proposal must deliver the text of the proposal and a written statement for why the shareholder favors the proposal. The notice shall also include the shareholder's name and address, the number of shares of the Company's common stock owned by the shareholder, a representation that the shareholder is entitled to vote at the shareholder meeting and intends to attend the annual meeting and any material interest the shareholder may have in the proposal. If a shareholder desires to nominate a person for election as a director, the shareholder is required to provide the same information in connection with a proposal, as well as the name, business address and residential address of the nominee, information regarding the nominee required by Item 401 of Regulation S-K, the nominee's consent to serve if elected, the number of shares of the Company's common stock owned by the nominee and a description of all arrangements or understandings between the shareholder and the nominee. If your proposal or nomination is not timely and properly made in accordance with the procedures set forth in our Bylaws, then it will be defective and may not be brought before our 2012 Annual Meeting.

Shareholders Sharing an Address or Household

        Only one copy of our Notice of Internet Availability, Annual Report and Proxy Statement is being delivered to multiple security holders sharing an address unless we have received instructions to the contrary from one or more of the shareholders.

        We will deliver promptly upon written or oral request a separate copy of our Notice of Internet Availability, Annual Report and Proxy Statement to any shareholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of our Notice of Internet Availability, Annual Report and Proxy Statement, or if two shareholders sharing an address have received two copies of any of these documents and desire to receive only one, you may write to the Corporate Secretary of Force Protection, Inc., 1520 Old Trolley Road, Summerville, South Carolina 29485 or call the Corporate Secretary at 843.574.7001.

 Cost and Method of Solicitation

        We will pay the cost of soliciting proxies. Proxies may be solicited on behalf of the Company by directors, officers or employees of Force Protection in person or by telephone, facsimile or other electronic means. As required by the SEC, we also will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of our common stock.

Other Business

        Whether or not you plan to attend the meeting, please vote over the internet or by telephone or complete, sign and return the proxy card sent to you in the envelope provided. No postage is required for mailing in the United States.

        For other Force Protection information, you can visit our website at www.forceprotection.net. We make our website content available for information purposes only. It should not be relied upon for investment purposes, nor is it incorporated by reference into this Proxy Statement.

Directions to Annual Meeting

        From Greenville-Columbia—Take I-26 East towards Charleston and take Exit 213A. The left exit ramp brings you to Montague Avenue. Follow Montague one half mile to International Boulevard and turn right onto International Boulevard. The Embassy Suites hotel is on the left.

        From Charleston—Take I-26 West towards Columbia exiting at Exit 213 to Montague Avenue. Turn left at the traffic light onto Montague. Follow Montague three quarters of a mile to International Boulevard. Turn right onto International Boulevard. The Embassy Suites hotel is on the left.

        From Savannah-Jacksonville—Take I-95 North to Exit 33. This brings you to Highway 17. Travel until you reach the interchange for I-526 to North Charleston-West. Follow I-526 to Montague Avenue, exit and turn right. Follow to International Boulevard. Turn left onto International Boulevard. The Embassy Suites hotel is on the left.

Annex A

FORCE PROTECTION, INC.

2008 Stock Plan
(As Amended and Restated March 14, 2011)

i

FORCE PROTECTION, INC.
2008 Stock Plan
(As Amended and Restated March 14, 2011)

ARTICLE I
GENERAL

1.1    Purpose

        The purpose of the Force Protection, Inc. 2008 Stock Plan is to attract, retain and motivate officers, directors and key employees (including prospective employees), consultants and others who may perform services for the Company (as hereinafter defined), to compensate them for their contributions to the long-term growth and profits of the Company and to encourage them to acquire a proprietary interest in the success of the Company.

1.2    Definitions of Certain Terms

        For purposes of this 2008 Stock Plan, the following terms have the meanings set forth below:

        1.2.1    "Award" means an award made pursuant to the Plan.

        1.2.2    "Award Agreement" means the written document by which each Award is evidenced, and which may, but need not be (as determined by the Committee) executed or acknowledged by a Grantee as a condition to receiving an Award or the benefits under an Award, and which sets forth the terms and provisions applicable to Awards granted under the Plan to such Grantee. Any reference herein to an agreement in writing will be deemed to include an electronic writing to the extent permitted by applicable law.

        1.2.3    "Board" means the Board of Directors of Force Protection.

        1.2.4    "Certificate" means a stock certificate (or other appropriate document or evidence of ownership) representing shares of Common Stock.

        1.2.5    "Change-in-Control" means the occurrence of any one of the following events:

          (a)   any "person" (as such term is defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Force Protection representing 35% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of the Board (the "Company Voting Securities"); provided, however, that the event described in this paragraph (a) shall not be deemed to be a Change-in-Control by virtue of any of the following acquisitions: (1) by the Company; (2) by any employee benefit plan (or related trust) sponsored or maintained by the Company; (3) by any underwriter temporarily holding securities pursuant to an offering of such securities; (4) pursuant to a Non-Control Transaction (as defined in paragraph (c) below); or (5) a transaction (other than one described in paragraph (c) below) in which Company Voting Securities are acquired from the Company, if a majority of the Incumbent Board (as defined in paragraph (b) below) approves a resolution providing expressly that the acquisition pursuant to this clause (5) does not constitute a Change-in-Control under this paragraph (a);

          (b)   individuals who, on February 29, 2008, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to February 29, 2008, whose election or nomination for election was approved by a vote of at least two-thirds of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of Force Protection in which such person is named as a nominee for director, without objection to such nomination) shall be considered a member of the Incumbent Board; provided, however, that no individual initially elected or nominated as a director of Force Protection as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be a member of the Incumbent Board;

          (c)   the consummation of a merger, consolidation, share exchange or similar form of corporate transaction involving Force Protection or any of its Subsidiaries that requires the approval of Force Protection's stockholders (whether for such transaction or the issuance of securities in the transaction or otherwise) (a "Reorganization"), unless immediately following such Reorganization: (1) more than 60% of the total voting power of (x) the corporation resulting from such Reorganization (the "Surviving Company"), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 95% of the voting securities eligible to elect directors of the Surviving Company (the "Parent Company"), is represented by Company Voting Securities that were outstanding immediately prior to such Reorganization (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Reorganization), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among holders thereof immediately prior to the Reorganization; (2) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the beneficial owner, directly or indirectly, of 35% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Company (or, if there is no Parent Company, the Surviving Company); and (3) at least a majority of the members of the board of directors of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Reorganization were members of the Incumbent Board at the time of the Board's approval of the execution of the initial agreement providing for such Reorganization (any Reorganization which satisfies all of the criteria specified in (1), (2) and (3) above shall be deemed to be a "Non-Control Transaction");

          (d)   the stockholders of Force Protection approve a plan of complete liquidation or dissolution; or

          (e)   the consummation of a sale (or series of sales) of all or substantially all of the assets of the Company to an entity that is not an affiliate of Force Protection.

Notwithstanding the foregoing, a Change-in-Control shall not be deemed to occur solely because any person acquires beneficial ownership of 35% or more of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that, if after such acquisition by Force Protection such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change-in-Control shall then occur.

2

        1.2.6    "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto, and the applicable rulings and regulations thereunder.

        1.2.7    "Committee" has the meaning set forth in Section 1.3.1.

        1.2.8    "Common Stock" means the common stock of Force Protection, par value $0.001 per share, and any other securities or property issued in exchange therefor or in lieu thereof pursuant to Section 1.6.3.

        1.2.9    "Company" means Force Protection, Inc. and its consolidated subsidiaries.

        1.2.10    "Consent" has the meaning set forth in Section 3.3.2.

        1.2.11    "Consultant" means any individual, corporation, partnership, limited liability company or other entity that provides bona fide consulting or advisory services to the Company pursuant to a written agreement.

        1.2.12    "Covered Person" has the meaning set forth in Section 1.3.4.

        1.2.13    "Director" means a member of the Board or a member of the board of directors of a consolidated subsidiary of Force Protection.

        1.2.14    "Employee" means a regular, active employee and a prospective employee of the Company.

        1.2.15    "Employment" means a Grantee's performance of services for the Company, as determined by the Committee. The terms "employ" and "employed" will have their correlative meanings. The Committee in its sole discretion may determine (a) whether and when a Grantee's leave of absence results in a termination of Employment (for this purpose, unless the Committee determines otherwise, a Grantee will be treated as terminating Employment with the Company upon the occurrence of an Extended Absence), (b) whether and when a change in a Grantee's association with the Company results in a termination of Employment and (c) the impact, if any, of any such leave of absence or change in association on outstanding Awards. Unless expressly provided otherwise, any references in the Plan or any Award Agreement to a Grantee's Employment being terminated will include both voluntary and involuntary terminations.

        1.2.16    "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto, and the applicable rules and regulations thereunder.

        1.2.17    "Extended Absence" means the Grantee's inability to perform for six continuous months, due to illness, injury or pregnancy-related complications, substantially all the essential duties of the Grantee's occupation, as determined by the Committee.

        1.2.18    "Fair Market Value" means, with respect to a share of Common Stock, the closing price reported for the Common Stock on the applicable date as reported on the NASDAQ Capital Market or, if not so reported, as determined in accordance with a valuation methodology approved by the Committee, unless determined as otherwise specified herein. For purposes of the grant of any Award, the applicable date will be the trading day on which the Award is granted or, if the date the Award is granted is not a trading day, the trading day immediately prior to the date the Award is granted. For purposes of the exercise of any Award, the applicable date is the date a notice of

3

exercise is received by the Company or, if such date is not a trading day, the trading day immediately following the date a notice of exercise is received by the Company.

        1.2.19    "Force Protection" means Force Protection, Inc., or a successor entity contemplated by Section 3.6.

        1.2.20    "Grantee" means an Employee, Director or Consultant who receives an Award.

        1.2.21    "Incentive Stock Option" means a stock option to purchase shares of Common Stock that is intended to be an "incentive stock option" within the meaning of Sections 421 and 422 of the Code, as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is designated as an Incentive Stock Option in the applicable Award Agreement.

        1.2.22    "Other Stock-Based or Cash-Based Awards" means awards granted pursuant to Section 2.8.

        1.2.23    "Performance-Based Awards" means certain Other Stock-Based or Cash-Based Awards granted pursuant to Section 2.8.2.

        1.2.24    "Plan" means this Force Protection, Inc. 2008 Stock Plan, as amended from time to time.

        1.2.25    "Plan Action" will have the meaning set forth in Section 3.3.1.

        1.2.26    "Section 162(m)" means the exception for performance-based compensation under Section 162(m) of the Code, including any amendments or successor provisions to that section, and any regulations and other administrative guidance thereunder, in each case as they may be from time to time amended or interpreted through further administrative guidance.

        1.2.27    "Section 409A" means Section 409A of the Code, including any amendments or successor provisions to that section, and any regulations and other administrative guidance thereunder, in each case as they may be from time to time amended or interpreted through further administrative guidance.

        1.2.28    "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor thereto, and the applicable rules and regulations thereunder.

        1.2.29    "Ten Percent Stockholder" means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of Force Protection and of any subsidiary or parent corporation of Force Protection.

        1.2.30    "Treasury Regulations" means the regulations promulgated under the Code by the United States Treasury Department, as amended.

1.3    Administration

        1.3.1    The Compensation Committee of the Board (as constituted from time to time, and including any successor committee, the "Committee") will administer the Plan. In particular, the Committee will have the authority in its sole discretion to:

          (a)   exercise all of the powers granted to it under the Plan;

4

          (b)   construe, interpret and implement the Plan and all Award Agreements;

          (c)   prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing the Committee's own operations;

          (d)   make all determinations necessary or advisable in administering the Plan;

          (e)   correct any defect, supply any omission and reconcile any inconsistency in the Plan;

          (f)    amend the Plan to reflect changes in applicable law but, subject to Section 1.6.3 or as otherwise specifically provided herein, no such amendment shall adversely impair the rights of the Grantee of any Award without the Grantee's consent;

          (g)   grant Awards and determine who will receive Awards, when such Awards will be granted and the terms of such Awards, including setting forth provisions with regard to the effect of a termination of Employment on such Awards;

          (h)   amend any outstanding Award Agreement in any respect, but, subject to Section 1.6.3 or as otherwise specifically provided herein, no such amendment shall adversely impair the rights of the Grantee of any Award without the Grantee's consent, including, without limitation, to (1) accelerate the time or times at which the Award becomes vested, unrestricted or may be exercised (and, in connection with such acceleration, the Committee may provide that any shares of Common Stock acquired pursuant to such Award will be restricted shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Grantee's underlying Award), (2) accelerate the time or times at which shares of Common Stock are delivered under the Award (and, without limitation on the Committee's rights, in connection with such acceleration, the Committee may provide that any shares of Common Stock delivered pursuant to such Award will be restricted shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Grantee's underlying Award), (3) waive or amend any goals, restrictions or conditions set forth in such Award Agreement, or impose new goals, restrictions and conditions or (4) reflect a change in the Grantee's circumstances (e.g., a change to part-time employment status or a change in position, duties or responsibilities); and

          (i)    determine at any time whether, to what extent and under what circumstances and method or methods, subject to Section 3.13, (1) Awards may be (A) settled in cash, shares of Common Stock, other securities, other Awards or other property (in which event, the Committee may specify what other effects such settlement will have on the Grantee's Award, including the effect on any repayment provisions under the Plan or Award Agreement), (B) exercised or (C) canceled, forfeited or suspended, (2) shares of Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Grantee thereof or of the Committee, (3) to the extent permitted under applicable law, loans (whether or not secured by Common Stock) may be extended by the Company with respect to any Awards, (4) Awards may be settled by Force Protection, any of its subsidiaries or affiliates or any of its or their designees and (5) the exercise price for any stock option (other than an Incentive Stock Option, unless the Committee determines that such a stock option will no longer constitute an Incentive Stock Option) or stock appreciation right may be reset.

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        1.3.2    Actions of the Committee may be taken by the vote of a majority of its members present at a meeting (which may be held telephonically). Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken will be fully as effective as if it had been taken by a vote at a meeting. The determination of the Committee on all matters relating to the Plan or any Award Agreement will be final, binding and conclusive. The Committee may allocate among its members and delegate to any person who is not a member of the Committee or to any administrative group within the Company, any of its powers, responsibilities or duties. In delegating its authority, the Committee will consider the extent to which any delegation may cause Awards to fail to be deductible under Section 162(m) or to fail to meet the requirements of Rule 16(b)-3(d)(1) or Rule 16(b)-3(e) under the Exchange Act.

        1.3.3    Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, grant Awards or administer the Plan. In any such case, the Board will have all of the authority and responsibility granted to the Committee herein.

        1.3.4    No Director or Employee (each such person, a "Covered Person") will have any liability to any person (including any Grantee) for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award. Each Covered Person will be indemnified and held harmless by Force Protection against and from (a) any loss, cost, liability or expense (including attorneys' fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement, in each case, in good faith and (b) any and all amounts paid by such Covered Person, with Force Protection's approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person, provided that Force Protection will have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once Force Protection gives notice of its intent to assume the defense, Force Protection will have sole control over such defense with counsel of Force Protection's choice. The foregoing right of indemnification will not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case, not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person's bad faith, fraud or willful misconduct. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under Force Protection's Amended Articles of Incorporation or By-laws, as a matter of law, or otherwise, or any other power that Force Protection may have to indemnify such persons or hold them harmless.

1.4    Persons Eligible for Awards

        Awards under the Plan may be made to Employees, Directors and Consultants.

1.5    Types of Awards Under Plan

        Awards may be made under the Plan in the form of any of the following, in each case in respect of Common Stock: (a) stock options, (b) stock appreciation rights, (c) restricted shares, (d) restricted stock units, (e) dividend equivalent rights and (f) other equity-based or equity-related Awards (as

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further described in Section 2.8), that the Committee determines to be consistent with the purposes of the Plan and the interests of the Company.

1.6    Shares of Common Stock Available for Awards

        1.6.1    Common Stock Subject to the Plan.    Subject to the other provisions of this Section 1.6, the total number of shares of Common Stock that may be granted under the Plan is 8,200,000. Such shares of Common Stock may, in the discretion of the Committee, be either authorized but unissued shares or shares previously issued and reacquired by Force Protection. Shares of Common Stock issued in connection with awards that are assumed, converted or substituted as a result of the Company's acquisition of another company (including by way of merger, combination or similar transaction) will not count against the number of shares that may be issued under the Plan.

        1.6.2    Replacement of Shares.    If any Award is forfeited, expires, terminates or otherwise lapses, in whole or in part, without the delivery of Common Stock, then the shares of Common Stock covered by such forfeited, expired, terminated or lapsed award will again be available for grant under the Plan. In addition, the following will also become available for issuance under the Plan (other than for Awards of Incentive Stock Options if such availability would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code): (A) any shares of Common Stock withheld in respect of taxes, (B) any shares tendered or withheld to pay the exercise price of stock options, (C) any shares repurchased by the Company from the optionee with the proceeds from the exercise of stock options and (D) any shares subject to stock appreciation rights but not issued on exercise as a result of the operation of Section 2.4.4.

        1.6.3    Adjustments.    The Committee will adjust the number of shares of Common Stock authorized pursuant to Section 1.6.1, adjust the individual Grantee limitations set forth in Section 1.7, adjust the number of shares of common stock set forth in Section 2.3.2 that can be issued through Incentive Stock Options and adjust the terms of any outstanding Awards (including, without limitation, the number of shares of Common Stock covered by each outstanding Award, the type of property to which the Award relates and the exercise or strike price of any Award), in such manner as it deems appropriate (including, without limitation, by payment of cash) to prevent the enlargement or dilution of rights, as a result of any increase or decrease in the number of issued shares of Common Stock (or issuance of shares of stock other than shares of Common Stock) resulting from a recapitalization, stock split, reverse stock split, stock dividend, spinoff, splitup, combination, reclassification or exchange of shares of Common Stock, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or shares of Force Protection, including any extraordinary dividend or extraordinary distribution; provided that no such adjustment shall be made if or to the extent that it would cause an outstanding Award to cease to be exempt from, or to fail to comply with, Section 409A of the Code. After any adjustment made pursuant to this Section 1.6.3, the number of shares of Common Stock subject to each outstanding Award will be rounded down to the nearest whole number.

1.7    Individual Limitations

        The maximum number of shares of Common Stock with respect to which Awards may be granted during any 12-month period to any Grantee who is an Employee shall be 1,500,000 (as

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adjusted pursuant to the provisions of Section 1.6.3), and the maximum payment under any Award denominated in dollars under the Plan that may be granted to any Grantee who is an Employee shall be $1,500,000 for each 12-month period contained in the performance period for such Award. The grant limits under the preceding sentences shall (i) apply to an Award other than a stock option or stock appreciation right only if the Award is intended to be "performance-based compensation" as that term is used in Section 162(m) and (ii) be adjusted upward or downward, as applicable, on a pro rata basis for each full or partial 12-month period in the applicable performance period.

ARTICLE II
AWARDS UNDER THE PLAN

2.1    Agreements Evidencing Awards

        Each Award granted under the Plan will be evidenced by an Award Agreement that will contain such provisions and conditions as the Committee deems appropriate. Unless otherwise provided herein, the Committee may grant Awards in tandem with or, subject to Section 3.13, in substitution for any other Award or Awards granted under the Plan or any award granted under any other plan of Force Protection. By accepting an Award pursuant to the Plan, a Grantee thereby agrees that the Award will be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

2.2    No Rights as a Stockholder

        No Grantee (or other person having rights pursuant to an Award) will have any of the rights of a stockholder of Force Protection with respect to shares of Common Stock subject to an Award until the delivery of such shares. Except as otherwise provided in Section 1.6.3, no adjustments will be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, Common Stock, other securities or other property) for which the record date is before the date the Certificates for the shares are delivered.

2.3    Options

        2.3.1    Grant.    Stock options may be granted to eligible recipients in such number and at such times during the term of the Plan as the Committee may determine.

        2.3.2    Incentive Stock Options.    At the time of grant, the Committee will determine (a) whether all or any part of a stock option granted to an eligible Employee will be an Incentive Stock Option and (b) the number of shares subject to such Incentive Stock Option; provided, however, that (1) the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by an eligible Employee during any calendar year (under all such plans of Force Protection and of any subsidiary or parent corporation of Force Protection) will not exceed $100,000 and (2) no Incentive Stock Option (other than an Incentive Stock Option that may be assumed or issued by the Company in connection with a transaction to which Section 424(a) of the Code applies) may be granted to a person who is not eligible to receive an Incentive Stock Option under the Code. The form of any stock option which is entirely or in part an Incentive Stock Option will clearly indicate that such stock option is an Incentive Stock Option or, if applicable, the number of shares subject to the Incentive

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Stock Option. No more than 8,200,000 shares of Common Stock (as adjusted pursuant to the provisions of Section 1.6.3) that can be delivered under the Plan shall be issued through Incentive Stock Options.

        2.3.3    Exercise Price.    The exercise price per share with respect to each stock option will be determined by the Committee but, except as otherwise permitted by Section 1.6.3, may never be less than the Fair Market Value of the Common Stock (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110% of the Fair Market Value). Unless otherwise noted in the Award Agreement, the Fair Market Value of the Common Stock will be its closing price on the NASDAQ Capital Market on the date of grant of the Award of stock options.

        2.3.4    Term of Stock Option.    In no event will any stock option be exercisable after the expiration of 10 years (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 5 years) from the date on which the stock option is granted.

        2.3.5    Exercise of Stock Option and Payment for Shares.    A stock option may be exercised at such time or times and subject to such terms and conditions as will be determined by the Committee at the time the stock option is granted and set forth in the Award Agreement. Subject to any limitations in the applicable Award Agreement, any shares not acquired pursuant to the exercise of a stock option on the applicable vesting date may be acquired thereafter at any time before the final expiration of the stock option. To exercise a stock option, the Grantee must give written notice to Force Protection specifying the number of shares to be acquired and accompanied by payment of the full purchase price therefor in cash or by certified or official bank check or in another form as determined by the Company, including: (a) personal check, (b) shares of Common Stock, based on the Fair Market Value as of the exercise date, of the same class as those to be granted by exercise of the stock option, (c) any other form of consideration approved by the Company and permitted by applicable law and (d) any combination of the foregoing. Any person exercising a stock option will make such representations and agreements and furnish such information as the Committee may in its discretion deem necessary or desirable to assure compliance by Force Protection on terms acceptable to Force Protection with the provisions of the Securities Act and any other applicable legal requirements. If a Grantee so requests, shares acquired pursuant to the exercise of a stock option may be issued in the name of the Grantee and another jointly with the right of survivorship.

        2.3.6    Repricing.    Except as otherwise permitted by Section 1.6.3, reducing the exercise price of stock options issued and outstanding under the Plan, including through amendment, cancellation in exchange for the grant of a substitute Award or repurchase for cash or other consideration (in each case that has the effect of reducing the exercise price), will require approval of the stockholders of Force Protection.

        2.3.7    Repayment if Conditions Not Met.    If the Committee determines that all terms and conditions of the Plan and a Grantee's stock option Award Agreement in respect of exercised stock options were not satisfied, then the Grantee will be obligated to pay the Company immediately upon demand therefor, an amount equal to the excess of the Fair Market Value (determined at the time of exercise) of the shares of Common Stock that were delivered in respect of such exercised stock option over the exercise price paid therefor, without reduction for any shares of Common Stock applied to satisfy withholding tax or other obligations in respect of such shares.

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2.4    Stock Appreciation Rights

        2.4.1    Grant.    Stock appreciation rights may be granted to eligible recipients in such number and at such times during the term of the Plan as the Committee may determine.

        2.4.2    Exercise Price.    The exercise price per share with respect to each stock appreciation right will be determined by the Committee but, except as otherwise permitted by Section 1.6.3, may never be less than the Fair Market Value of the Common Stock. Unless otherwise noted in the Award Agreement, the Fair Market Value of the Common Stock will be its closing price on the NASDAQ Capital Market on the date of grant of the Award of stock appreciation rights.

        2.4.3    Term of Stock Appreciation Right.    In no event will any stock appreciation right be exercisable after the expiration of 10 years from the date on which the stock appreciation right is granted.

        2.4.4    Exercise of Stock Appreciation Right and Delivery of Shares.    Each stock appreciation right may be exercised in such installments as may be determined in the Award Agreement at the time the stock appreciation right is granted. Subject to any limitations in the applicable Award Agreement, any stock appreciation rights not exercised on the applicable installment date may be exercised thereafter at any time before the final expiration of the stock appreciation right. To exercise a stock appreciation right, the Grantee must give written notice to Force Protection specifying the number of stock appreciation rights to be exercised. Upon exercise of stock appreciation rights, shares of Common Stock, cash or other securities or property, or a combination thereof, as specified by the Committee, equal in value to (a) the excess of (1) the Fair Market Value of the Common Stock on the date of exercise over (2) the exercise price of such stock appreciation right multiplied by (b) the number of stock appreciation rights exercised will be delivered to the Grantee. Any person exercising a stock appreciation right will make such representations and agreements and furnish such information as the Committee may in its discretion deem necessary or desirable to assure compliance by Force Protection on terms acceptable to Force Protection with the provisions of the Securities Act and any other applicable legal requirements. If a Grantee so requests, shares purchased may be issued in the name of the Grantee and another jointly with the right of survivorship.

        2.4.5    Repricing.    Except as otherwise permitted by Section 1.6.3, reducing the exercise price of stock appreciation rights issued and outstanding under the Plan, including through amendment, cancellation in exchange for the grant of a substitute Award or repurchase for cash or other consideration (in each case that has the effect of reducing the exercise price), will require approval of the stockholders of Force Protection.

        2.4.6    Repayment if Conditions Not Met.    If the Committee determines that all terms and conditions of the Plan and a Grantee's stock appreciation right Award Agreement in respect of exercised stock appreciation rights were not satisfied, then the Grantee will be obligated to pay the Company immediately upon demand therefor, an amount equal to the excess of the Fair Market Value (determined at the time of exercise) of the shares of Common Stock subject to the exercised stock appreciation rights over the exercise price therefor, without reduction for any amount applied to satisfy withholding tax or other obligations in respect of such stock appreciation rights.

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2.5    Restricted Shares

        2.5.1    Grants.    The Committee may grant or offer for sale restricted shares in such amounts and subject to such terms and conditions as the Committee may determine. Upon the delivery of such shares, the Grantee will have the rights of a stockholder with respect to the restricted shares, subject to any other restrictions and conditions as the Committee may include in the applicable Award Agreement. Each Grantee of an Award of restricted shares will be issued a Certificate in respect of such shares, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of such shares. In the event that a Certificate is issued in respect of restricted shares, such Certificate may be registered in the name of the Grantee, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, but will be held by Force Protection or its designated agent until the time the restrictions lapse.

        2.5.2    Right to Vote and Receive Dividends on Restricted Shares.    Each Grantee of an Award of restricted shares will, during the period of restriction, be the beneficial and record owner of such restricted shares and will have full voting rights with respect thereto. Unless the Committee determines otherwise in an Award Agreement, during the period of restriction, all dividends (whether ordinary or extraordinary and whether paid in cash, additional shares or other property) or other distributions paid upon any restricted share will be retained by the Company for the account of the relevant Grantee. Such dividends or other distributions will revert back to the Company if for any reason the restricted share upon which such dividends or other distributions were paid reverts back to the Company. Upon the expiration of the period of restriction, all such dividends or other distributions made on such restricted share and retained by the Company will be paid to the relevant Grantee.

        2.5.3    Repayment if Conditions Not Met.    If the Committee determines that all terms and conditions of the Plan and a Grantee's restricted share Award Agreement in respect of restricted shares which have become vested were not satisfied, then the Grantee will be obligated to pay the Company immediately upon demand therefor, an amount equal to the Fair Market Value (determined at the time such shares became vested) of such restricted shares, without reduction for any amount applied to satisfy withholding tax or other obligations in respect of such restricted shares.

        2.5.4    Performance-Based Grants.    Notwithstanding anything to the contrary herein, restricted shares granted under this Section 2.5 may, at the discretion of the Committee, be granted in a manner which is intended to be deductible by the Company under Section 162(m). In such event, the Committee shall follow procedures substantially equivalent to those set forth in Section 2.8.2.

2.6    Restricted Stock Units

        2.6.1    Grant.    The Committee may grant Awards of restricted stock units in such amounts and subject to such terms and conditions as the Committee may determine. A Grantee of a restricted stock unit will have only the rights of a general unsecured creditor of Force Protection, until delivery of shares of Common Stock, cash or other securities or property is made as specified in the applicable Award Agreement. On the delivery date specified in the Award Agreement, the Grantee of each restricted stock unit not previously forfeited or terminated will receive one share of Common

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Stock, cash or other securities or property equal in value to a share of Common Stock or a combination thereof, as specified by the Committee.

        2.6.2    Repayment if Conditions Not Met.    If the Committee determines that all terms and conditions of the Plan and a Grantee's restricted stock unit Award Agreement in respect of the delivery of shares underlying such restricted stock units were not satisfied, then the Grantee will be obligated to pay the Company immediately upon demand therefor, an amount equal to the Fair Market Value (determined at the time of delivery) of the shares of Common Stock delivered with respect to such delivery date, without reduction for any shares applied to satisfy withholding tax or other obligations in respect of such shares of Common Stock.

        2.6.3    Performance-Based Grants.    Notwithstanding anything to the contrary herein, restricted stock units granted under this Section 2.6 may, at the discretion of the Committee, be granted in a manner which is intended to be deductible by the Company under Section 162(m). In such event, the Committee shall follow procedures substantially equivalent to those set forth in Section 2.8.2.

2.7    Dividend Equivalent Rights

        The Committee may include in the Award Agreement with respect to any Award a dividend equivalent right entitling the Grantee to receive amounts equal to all or any portion of the regular cash dividends that would be paid on the shares of Common Stock covered by such Award if such shares had been delivered pursuant to such Award. The grantee of a dividend equivalent right will have only the rights of a general unsecured creditor of Force Protection until payment of such amounts is made as specified in the applicable Award Agreement. In the event such a provision is included in an Award Agreement, the Committee will determine whether such payments will be made in cash, in shares of Common Stock or in another form, whether they will be conditioned upon the exercise of the Award to which they relate, the time or times at which they will be made, and such other terms and conditions as the Committee will deem appropriate.

2.8    Other Stock-Based or Cash-Based Awards

        2.8.1    Grant.    The Committee may grant other types of equity-based, equity-related or cash-based Awards (including the grant or offer for sale of unrestricted shares of Common Stock and performance share awards and performance units settled in cash) in such amounts and subject to such terms and conditions as the Committee may determine. Such Awards may entail the transfer of actual shares of Common Stock to Award recipients and may include Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

        2.8.2    Performance-Based Awards.    Notwithstanding anything to the contrary herein, Other Stock-Based or Cash-Based Awards may, at the discretion of the Committee, be granted in a manner which is intended to be deductible by the Company under Section 162(m). In such event, the Committee shall follow the following procedures:

          (a)    Establishment of the Performance Period, Performance Goals and Formula.    A Grantee's Performance-Based Award shall be determined based on the attainment of written objective performance goals approved by the Committee for a performance period of not less than one year established by the Committee (i) while the outcome for that performance period is substantially uncertain and (ii) no more than 90 days after the commencement of the

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  performance period to which the performance goal relates or, if less, the number of days which is equal to 25% of the relevant performance period. At the same time as the performance goals are established, the Committee will prescribe a formula to determine the amount of the Performance-Based Award that may be payable based upon the level of attainment of the performance goals during the performance period.

          (b)    Performance Criteria.    The performance goals shall be based on one or more of the following business criteria (either separately or in combination) with regard to Force Protection (or a subsidiary, division, other operational unit or administrative department of Force Protection): (i) enterprise value or value-creation targets; (ii) revenue; (iii) after-tax or pre-tax profits (including net operating profit after taxes) or net income, including, without limitation, that attributable to continuing and/or other operations; (iv) operational cash flow or earnings before income tax or other exclusions (including free cash flow, cash flow per share or earnings before interest, taxes, depreciation and amortization); (v) reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee; (vi) earnings per share, earnings per diluted share or earnings per share from continuing operations; (vii) return on capital employed (including, without limitation, return on invested capital or return on committed capital) or return on assets; (viii) return on stockholder equity; (ix) market share; (x) fair market value of the shares of Common Stock; (xi) the growth in the value of an investment in Common Stock assuming the reinvestment of dividends; (xii) reduction of, or other specified objectives with regard to limiting the level of or increase in, all or a portion of controllable expenses or costs or other expenses or costs (including selling, general and administrative expenses or costs (excluding advertising)); (xiii) economic value-added targets based on a cash flow return on investment formula; (xiv) customer service measures or indices (including net promoter score); (xv) new orders; or (xvi) net cash flow from operations. The aforementioned business criteria may be combined with cost of capital, assets, invested capital and stockholder equity to form an appropriate measure of performance. Performance criteria may be absolute amounts or percentages of amounts or may be relative to the performance of a peer group of other corporations or indices.

          Except as otherwise expressly provided, all financial terms are used as defined under Generally Accepted Accounting Principles ("GAAP") and all determinations shall be made in accordance with GAAP, as applied by the Company in the preparation of its periodic reports to stockholders.

          In addition, the performance goals may be based upon the attainment of specified levels of Force Protection (or subsidiary, division, other operational unit or administrative department of Force Protection) performance under one or more of the measures described above relative to the performance of other corporations or the historic performance of Force Protection. To the extent permitted under Section 162(m) (including, without limitation, compliance with any requirements for stockholder approval), for each fiscal year of Force Protection, the Committee may: (i) designate additional business criteria on which the performance goals may be based or (ii) provide for objectively determinable adjustments, modifications or amendments, as determined in accordance with GAAP, to any of the performance criteria described above for

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  one or more of the items of gain, loss, profit or expense: (A) determined to be extraordinary or unusual in nature or infrequent in occurrence, (B) related to the disposal of a segment of a business, (C) related to a change in accounting principle under GAAP, (D) related to discontinued operations that do not qualify as a segment of business under GAAP, and (E) attributable to the business operations of any entity acquired by Force Protection during the fiscal year.

          (c)    Certification of Performance Goals.    Following the completion of each performance period, the Committee shall have the sole discretion to determine whether the applicable performance goals have been met with respect to a given Grantee and, if they have, shall so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be paid for such performance period until such certification is made by the Committee. The amount of the Performance-Based Award actually paid to a given Grantee may be less (but not more than) than the amount determined by the applicable performance goal formula, at the discretion of the Committee. The amount of the Performance-Based Award determined by the Committee for a performance period shall be paid to the Grantee at such time as determined by the Committee in its sole discretion after the end of such performance period.

ARTICLE III
MISCELLANEOUS

3.1    Amendment of the Plan

        3.1.1    Unless otherwise provided in the Plan or in an Award Agreement, the Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever but, subject to Section 1.6.3 or as otherwise specifically provided herein, no such amendment shall adversely impair the rights of the Grantee of any Award without the Grantee's consent.

        3.1.2    Unless otherwise determined by the Board, stockholder approval of any suspension, discontinuance, revision or amendment will be obtained only to the extent necessary to comply with any applicable laws, regulations or rules of a securities exchange or self-regulatory agency; provided, however, if and to the extent the Board determines that it is appropriate for Awards granted under the Plan to constitute performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code, no amendment that would require stockholder approval in order for amounts paid pursuant to the Plan to constitute performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code will be effective without the approval of the stockholders of Force Protection as required by Section 162(m) and, if and to the extent the Board determines it is appropriate for the Plan to comply with the provisions of Section 422 of the Code, no amendment that would require stockholder approval under Section 422 of the Code will be effective without the approval of the stockholders of Force Protection.

3.2    Tax Withholding

        Grantees shall be solely responsible for any applicable taxes (including, without limitation, income and excise taxes) and penalties, and any interest that accrues thereon, that they incur in connection with the receipt, vesting or exercise of any Award. As a condition to the delivery of any

14

shares of Common Stock, cash or other securities or property pursuant to any Award or the lifting or lapse of restrictions on any Award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company relating to an Award (including, without limitation, FICA tax), (a) the Company may deduct or withhold (or cause to be deducted or withheld) from any payment or distribution to a Grantee whether or not pursuant to the Plan (including shares of Common Stock otherwise deliverable), (b) the Committee will be entitled to require that the Grantee remit cash to the Company (through payroll deduction or otherwise) or (c) the Company may enter into any other suitable arrangements to withhold, in each case in an amount not to exceed in the opinion of the Company the minimum statutory amounts of such taxes required by law to be withheld.

3.3    Required Consents and Legends

        3.3.1    If the Committee at any time determines that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Award, the delivery of shares of Common Stock or the delivery of any cash, securities or other property under the Plan, or the taking of any other action thereunder (each such action a "Plan Action"), then, subject to Section 3.13 such Plan Action will not be taken, in whole or in part, unless and until such Consent will have been effected or obtained to the full satisfaction of the Committee. The Committee may direct that any Certificate evidencing shares delivered pursuant to the Plan will bear a legend setting forth such restrictions on transferability as the Committee may determine to be necessary or desirable, and may advise the transfer agent to place a stop transfer order against any legended shares.

        3.3.2    The term "Consent" as used in this Article III with respect to any Plan Action includes (a) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state, or local law, or law, rule or regulation of a jurisdiction outside the United States, (b) any and all written agreements and representations by the Grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee may deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made, (c) any and all other consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory body or any stock exchange or self-regulatory agency, (d) any and all consents by the Grantee to (i) the Company's supplying to any third party recordkeeper of the Plan such personal information as the Committee deems advisable to administer the Plan, (ii) the Company's deducting amounts from the Grantee's wages, or another arrangement satisfactory to the Committee, to reimburse the Company for advances made on the Grantee's behalf to satisfy certain withholding and other tax obligations in connection with an Award and (iii) the Company's imposing sales and transfer procedures and restrictions and hedging restrictions on shares of Common Stock delivered under the Plan and (e) any and all consents or authorizations required to comply with, or required to be obtained under, applicable local law or otherwise required by the Committee. Nothing herein will require the Company to list, register or qualify the shares of Common Stock on any securities exchange.

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3.4    Right of Offset

        The Company will have the right to offset against its obligation to deliver shares of Common Stock (or other property or cash) under the Plan or any Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to the Company pursuant to tax equalization, housing, automobile or other employee programs) that the Grantee then owes to the Company and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement. Notwithstanding the foregoing, if an Award provides for the deferral of compensation within the meaning of Section 409A of the Code, the Committee will have no right to offset against its obligation to deliver shares of Common Stock (or other property or cash) under the Plan or any Award Agreement if such offset could subject the Grantee to the additional tax imposed under Section 409A of the Code in respect of an outstanding Award.

3.5    Nonassignability; No Hedging

        Unless otherwise provided in an Award Agreement, no Award (or any rights and obligations thereunder) granted to any person under the Plan may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of or hedged, in any manner (including through the use of any cash-settled instrument), whether voluntarily or involuntarily and whether by operation of law or otherwise, other than by will or by the laws of descent and distribution, and all such Awards (and any rights thereunder) will be exercisable during the life of the Grantee only by the Grantee or the Grantee's legal representative. Notwithstanding the foregoing, the Committee may permit, under such terms and conditions that it deems appropriate in its sole discretion, a Grantee to transfer any Award to any person or entity that the Committee so determines. Any sale, exchange, transfer, assignment, pledge, hypothecation, or other disposition in violation of the provisions of this Section 3.5 will be null and void and any Award which is hedged in any manner will immediately be forfeited. All of the terms and conditions of the Plan and the Award Agreements will be binding upon any permitted successors and assigns.

3.6    Change-in-Control

        3.6.1    Unless otherwise provided in the applicable Award Agreement, in the event of a Change-in-Control, (i) any outstanding Awards then held by a Grantee which are unexercisable or otherwise unvested or subject to lapse restrictions will automatically be deemed exercisable or otherwise vested or no longer subject to lapse restrictions, as the case may be, as of the date of such Change-in-Control and (ii) any outstanding performance-based Awards shall be deemed earned at the target level (or if no target level is specified, the maximum level) with respect to all open performance periods.

        3.6.2    In the event of a Change-in-Control, a Grantee's Award shall be treated, to the extent determined by the Committee to be permitted under Section 409A of the Code, in accordance with one of the following methods as determined by the Committee in its sole discretion: (i) cancel such awards for fair value (as determined in the sole discretion of the Committee) which, in the case of stock options and stock appreciation rights, may equal the excess, if any, of the value of the consideration to be paid in the Change-in-Control transaction to holders of the same number of shares of Common Stock subject to such stock options or stock appreciation rights over the

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aggregate exercise price of such stock options or stock appreciation rights, as the case may be; (ii) provide for the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted under the Plan, as determined by the Committee in its sole discretion; or (iii) provide that for a period of at least 20 days prior to the Change-in-Control, any stock options or stock appreciation rights that would not otherwise become exercisable prior to the Change-in-Control will be exercisable as to all shares of Common Stock subject thereto (but any such exercise will be contingent upon and subject to the occurrence of the Change-in-Control and if the Change-in-Control does not take place within a specified period after giving such notice for any reason whatsoever, the exercise will be null and void) and that any stock options or stock appreciation rights not exercised prior to the consummation of the Change-in-Control will terminate and be of no further force and effect as of the consummation of the Change-in-Control. For the avoidance of doubt, in the event of a Change-in-Control, the Committee may, in its sole discretion, terminate any stock option or stock appreciation right for which the exercise price is equal to or exceeds the per share value of the consideration to be paid in the Change-in-Control transaction without payment of consideration therefor.

3.7    Right of Discharge Reserved

        Neither the grant of an Award nor any provision in the Plan or in any Award Agreement will confer upon any Grantee the right to continued Employment by the Company or affect any right which the Company may have to terminate or alter the terms and conditions of such Employment.

3.8    Nature of Payments

        3.8.1    Any and all grants of Awards and deliveries of Common Stock, cash, securities or other property under the Plan will be in consideration of services performed or to be performed for the Company by the Grantee. Awards under the Plan may, in the discretion of the Committee, be made in substitution in whole or in part for cash or other compensation otherwise payable to a Grantee. Only whole shares of Common Stock will be delivered under the Plan. Awards will, to the extent reasonably practicable, be aggregated in order to eliminate any fractional shares. Fractional shares may, in the discretion of the Committee, be forfeited or be settled in cash or otherwise as the Committee may determine.

        3.8.2    All such grants and deliveries of shares of Common Stock, cash, securities or other property under the Plan will constitute a special discretionary incentive payment to the Grantee and will not be required to be taken into account in computing the amount of salary or compensation of the Grantee for the purpose of determining any contributions to or any benefits under any pension, retirement, profit-sharing, bonus, life insurance, severance or other benefit plan of the Company or under any agreement with the Grantee, unless the Company specifically provides otherwise.

3.9    Non-Uniform Determinations

        3.9.1    The Committee's determinations under the Plan and Award Agreements need not be uniform and any such determinations may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee will be entitled, among other things, to make non-uniform and selective determinations under Award Agreements, and to enter into

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non-uniform and selective Award Agreements, as to (a) the persons to receive Awards, (b) the terms and provisions of Awards and (c) whether a Grantee's Employment has been terminated for purposes of the Plan.

        3.9.2    To the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practices and to further the purposes of the Plan, the Committee may, without amending the Plan, establish special rules applicable to Awards to Grantees who are foreign nationals, are employed outside the United States or both and grant Awards (or amend existing Awards) in accordance with those rules.

3.10    Other Payments or Awards

        Nothing contained in the Plan will be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.11    Plan Headings

        The headings in the Plan are for the purpose of convenience only and are not intended to define or limit the construction of the provisions hereof.

3.12    Termination of Plan

        The Board reserves the right to terminate the Plan at any time; provided, however, that in any case, the Plan will terminate March 13, 2021; provided further, that all Awards made under the Plan before its termination will remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements; provided, further, that no Awards (other than a stock option or stock appreciation right) that are intended to be "performance-based" under Section 162(m) (including any Performance-Based Awards) shall be granted on or after the first stockholder meeting that occurs in the fifth year following the year in which stockholders of Force Protection previously approved the performance criteria in Section 2.8.2(b) unless the performance criteria are reapproved (or other designated performance criteria are approved) by the stockholders of Force Protection on or before such stockholder meeting.

3.13    Section 409A

        3.13.1    All Awards made under the Plan that are intended to be "deferred compensation" subject to Section 409A shall be interpreted, administered and construed to comply with Section 409A, and all Awards made under the Plan that are intended to be exempt from Section 409A shall be interpreted, administered and construed to comply with and preserve such exemption. The Board and the Committee shall have full authority to give effect to the intent of the foregoing sentence. To the extent necessary to give effect to this intent, in the case of any conflict or potential inconsistency between the Plan and a provision of any Award or Award Agreement with respect to an Award, the Plan shall govern.

        3.13.2    Without limiting the generality of Section 3.13.1, with respect to any Award made under the Plan that is intended to be "deferred compensation" subject to Section 409A: (a) any payment to

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be made with respect to such Award in connection with the Grantee's separation from service to the Company within the meaning of Section 409A (and any other payment that would be subject to the limitations in Section 409A(a)(2)(b) of the Code) shall be delayed until six months after the Grantee's separation from service (or earlier death) in accordance with the requirements of Section 409A; (b) if any payment to be made with respect to such Award would occur at a time when the tax deduction with respect to such payment would be limited or eliminated by Section 162(m), such payment may be deferred by the Company under the circumstances described in Section 409A until the earliest date that the Company reasonably anticipates that the deduction or payment will not be limited or eliminated; (c) to the extent necessary to comply with Section 409A, any other securities, other Awards or other property that the Company may deliver in lieu of shares of Common Stock in respect of an Award shall not have the effect of deferring delivery or payment beyond the date on which such delivery or payment would occur with respect to the shares of Common Stock that would otherwise have been deliverable (unless the Committee elects a later date for this purpose in accordance with the requirements of Section 409A); (d) with respect to any required Consent described in Section 3.3 or the applicable Award Agreement, if such Consent has not been effected or obtained as of the latest date provided by such Award Agreement for payment in respect of such Award and further delay of payment is not permitted in accordance with the requirements of Section 409A, such Award or portion thereof, as applicable, will be forfeited and terminate notwithstanding any prior earning or vesting; (e) if the Award includes a "series of installment payments" (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), the Grantee's right to the series of installment payments shall be treated as a right to a series of separate payments and not as a right to a single payment; (f) if the Award includes "dividend equivalents" (within the meaning of Section 1.409A-3(e) of the Treasury Regulations), the Grantee's right to the dividend equivalents shall be treated separately from the right to other amounts under the Award; and (g) for purposes of determining whether the Grantee has experienced a separation from service to the Company within the meaning of Section 409A, "subsidiary" shall mean a corporation or other entity in a chain of corporations or other entities in which each corporation or other entity, starting with Force Protection, has a controlling interest in another corporation or other entity in the chain, ending with such corporation or other entity. For purposes of the preceding sentence, the term "controlling interest" has the same meaning as provided in Section 1.414(c)-2(b)(2)(i) of the Treasury Regulations, provided that the language "at least 20 percent" is used instead of "at least 80 percent" each place it appears in Section 1.414(c)-2(b)(2)(i) of the Treasury Regulations.

3.14    Governing Law

        THE PLAN WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

3.15    Choice of Forum

        3.15.1    The Company and each Grantee, as a condition to such Grantee's participation in the Plan, hereby irrevocably submit to the exclusive jurisdiction of any state or federal court located in South Carolina over any suit, action or proceeding arising out of or relating to or concerning the Plan. The Company and each Grantee, as a condition to such Grantee's participation in the Plan, acknowledge that the forum designated by this Section 3.15.1 has a reasonable relation to the Plan

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and to the relationship between such Grantee and the Company. Notwithstanding the foregoing, nothing herein will preclude the Company from bringing any action or proceeding in any other court for the purpose of enforcing the provisions of Section 3.15.1.

        3.15.2    The agreement by the Company and each Grantee as to forum is independent of the law that may be applied in the action, and the Company and each Grantee, as a condition to such Grantee's participation in the Plan, (i) agree to such forum even if the forum may under applicable law choose to apply non-forum law, (ii) hereby waive, to the fullest extent permitted by applicable law, any objection which the Company or such Grantee now or hereafter may have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding in any court referred to in Section 3.15.1, (iii) undertake not to commence any action arising out of or relating to or concerning the Plan in any forum other than the forum described in this Section 3.15 and (iv) agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding in any such court will be conclusive and binding upon the Company and each Grantee.

        3.15.3    Each Grantee, as a condition to such Grantee's participation in the Plan, hereby irrevocably appoints the Co-General Counsel of Force Protection as such Grantee's agent for service of process in connection with any action, suit or proceeding arising out of or relating to or concerning the Plan, who will promptly advise such Grantee of any such service of process.

        3.15.4    Each Grantee, as a condition to such Grantee's participation in the Plan, agrees to keep confidential the existence of, and any information concerning, a dispute, controversy or claim described in Section 3.15, except that a Grantee may disclose information concerning such dispute, controversy or claim to the court that is considering such dispute, controversy or claim or to such Grantee's legal counsel (provided that such counsel agrees not to disclose any such information other than as necessary to the prosecution or defense of the dispute, controversy or claim).

3.16    Severability; Entire Agreement

        If any of the provisions of the Plan or any Award Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision will be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions will not be affected thereby; provided that if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision will be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award Agreements contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

3.17    Waiver of Claims

        Each Grantee of an Award recognizes and agrees that before being selected by the Committee to receive an Award he or she has no right to any benefits under the Plan. Accordingly, in consideration of the Grantee's receipt of any Award hereunder, he or she expressly waives any right

20

to contest the amount of any Award, the terms of any Award Agreement, any determination, action or omission hereunder or under any Award Agreement by the Committee, the Company or the Board, or any amendment to the Plan or any Award Agreement (other than an amendment to the Plan or an Award Agreement to which his or her consent is expressly required by the express terms of an Award Agreement).

3.18    No Liability With Respect to Tax Qualification or Adverse Tax Treatment

        Notwithstanding anything to the contrary contained herein, in no event shall the Company be liable to a grantee on account of an Award's failure to (a) qualify for favorable United States or foreign tax treatment or (ii) avoid adverse tax treatment under United States or foreign law, including, without limitation, Section 409A.

3.19    No Third Party Beneficiaries

        Except as expressly provided in an Award Agreement, neither the Plan nor any Award Agreement will confer on any person other than the Company and the Grantee of any Award any rights or remedies thereunder. The exculpation and indemnification provisions of Section 1.3.4 will inure to the benefit of a Covered Person's estate and beneficiaries and legatees.

3.20    Successors and Assigns of Force Protection

        The terms of the Plan will be binding upon and inure to the benefit of Force Protection and any successor entity contemplated by Section 3.6.

3.21    Waiver of Jury Trial

        EACH GRANTEE WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THE PLAN.

3.22    Date of Adoption and Approval of Stockholders

        The Plan was initially adopted on September 19, 2008 by the Board, subject to the approval by the stockholders of Force Protection which was obtained at the 2008 Annual Meeting of Stockholders on November 21, 2008. This amendment and restatement of the Plan was adopted by the Board on March 14, 2011, subject to the approval by the stockholders of Force Protection at the 2011 Annual Meeting of Stockholders on April 22, 2011. This amendment and restatement of the Plan will only be effective if it is approved by the stockholders of Force Protection at the 2011 Annual Meeting of Stockholders. If the amendment and restatement of the Plan is not so approved by the stockholders of Force Protection, then this amendment and restatement of the Plan will be null and void in its entirety.

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IMPORTANT ANNUAL MEETING INFORMATION

MR A SAMPLE

DESIGNATION (IF ANY)

ADD 1

ADD 2

ADD 3

ADD 4

ADD 5

ADD 6

Using a black ink pen, mark your votes with an X as shown in this example.  Please do not write outside the designated areas.  ☒

Admission Ticket

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 6:00 a.m., Eastern Time, on April 22, 2011.

Vote by Internet

•                  Log on to the Internet and go to

www.envisionreports.com/FRPT

•                  Follow the steps outlined on the secured website

Vote by telephone

•                  Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone.  There is NO CHARGE to you for the call.

•                  Follow the instructions provided by the recorded message.

Annual Meeting Proxy Card	1234 5678 9012 345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A  Proposals - The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3, and 5; and every 1 YEAR for Proposal 4.

			For	Withhold
1. Election of Directors:

01 - John S. Day			☐	☐

02 - John W. Paxton, Sr.			☐	☐

03 - Thomas A. Corcoran			☐	☐

		For	Against	Abstain
2. To ratify the appointment of Grant Thornton LLP as Force Protection, Inc.’s independent public accounting firm for the fiscal year ending December 31, 2011.		☐	☐	☐

3. Say on Pay - An advisory vote on the approval of executive compensation.		☐	☐	☐

	1 Yr	2 Yrs	3 Yrs	Abstain
4. Say When on Pay - An advisory vote on the approval of the frequency of shareholder votes on executive compensation.	☐	☐	☐	☐

		For	Against	Abstain
5. To approve amendments to the Force Protection, Inc. 2008 Stock Plan.		☐	☐	☐

B  Non-Voting Items

Change of Address — Please print new address below.

Mark here if you consent to access future annual reports and proxy statements via the Internet.  ☐

Meeting Attendance

Mark box to the right if you plan to attend the Annual Meeting  ☐

C Authorized Signatures — This section must be completed for your vote to be counted.  — Date and Sign Below

Please sign as name appears hereon.  All joint owners should sign. When signing as personal representative, executor, administrator, attorney, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporation name by president or other authorized person.  If a partnership, please sign in partnership name by a partner.

Date (mm/dd/yyyy) - Please print date below.	Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box.

/ /

2011 Annual Meeting Admission Ticket

2011 Annual Meeting of

Force Protection, Inc. Shareholders

Friday, April 22, 2011, 10:00 a.m., Eastern Time

Embassy Suites Hotel Airport/Convention Center

5055 International Blvd., North Charleston, SC 29418

Upon arrival, please present this admission ticket

and photo identification at the registration desk.

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Shareholders to be held Friday, April 22, 2011

The Proxy Statement and 2010 Annual Report on Form 10-K are available at www.envisionreports.com/FRPT

YOUR VOTE IS IMPORTANT

If you do not vote by telephone or Internet, please sign and date this proxy card and return it promptly in the enclosed postage-paid envelope, or otherwise to 250 Royall St., Canton, MA 02021 so your shares will be represented at the Annual Meeting.  If you vote by telephone or Internet, it is not necessary to return this proxy card.

You may vote in person at the Annual Meeting.  For directions to the Annual Meeting, please see “Directions to Annual Meeting” on the last page of the Proxy Statement.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

PROXY — Force Protection, Inc.

This proxy, when properly executed, will be voted as specified by the shareholder. If no direction is given, this proxy will be voted FOR all nominees; FOR Proposals 2, 3 and 5; every 1 YEAR for Proposal 4; and in the discretion of the Proxy Agent as to such other matters as may properly come before the meeting.

The undersigned hereby appoints Charles Mathis and John F. Wall, III, jointly and severally, as Proxy Agents for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to represent and vote, as designated on the reverse, all shares of stock of Force Protection, Inc., a Nevada corporation, held of record by the undersigned at the Annual Meeting of Shareholders to be held Friday, April 22, 2011 at 10:00 a.m., Eastern Time, at the Embassy Suites Hotel Airport/Convention Center, 5055 International Blvd., North Charleston, South Carolina 29418, or at any adjournment or postponement of such meeting, in accordance with and as described in Force Protection, Inc.’s Notice of Annual Meeting of Shareholders and Proxy Statement.

THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE UPON OR ACT WITH RESPECT TO SUCH STOCK AND HEREBY RATIFIES ALL THAT THE PROXIES, THEIR SUBSTITUTES, OR ANY OF THEM, MAY LAWFULLY DO BY VIRTUE HEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.